UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21774
                                                     ---------

                        First Trust Exchange-Traded Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2009
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


[LOGO OMITTED]  FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND
-----------------------------------------------------------


        First Trust Dow Jones Select MicroCap Index(SM) Fund
        First Trust Morningstar Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
        First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
        First Trust Dow Jones Internet Index(SM) Fund
        First Trust DB Strategic Value Index Fund
        First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
        First Trust ISE Water Index Fund
        First Trust ISE-Revere Natural Gas Index Fund
        First Trust ISE Chindia Index Fund
        First Trust Value Line(R) 100 Exchange-Traded Fund
        First Trust NASDAQ(R) ABA Community Bank Index Fund


------------------
Semi-Annual Report
June 30, 2009
------------------


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                  June 30, 2009

Shareholder Letter                                                           2
Market Overview                                                              3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund                      4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                6
   First Trust US IPO Index Fund                                             8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  12
   First Trust NYSE Arca Biotechnology Index Fund                           14
   First Trust Dow Jones Internet Index(SM) Fund                            16
   First Trust DB Strategic Value Index Fund                                18
   First Trust Value Line(R) Equity Allocation Index Fund                   20
   First Trust Value Line(R) Dividend Index Fund                            22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              26
   First Trust S&P REIT Index Fund                                          28
   First Trust ISE Water Index Fund                                         30
   First Trust ISE-Revere Natural Gas Index Fund                            32
   First Trust ISE Chindia Index Fund                                       34
   First Trust Value Line(R) 100 Exchange-Traded Fund                       36
   First Trust NASDAQ(R) ABA Community Bank Index Fund                      38
Notes to Fund Performance Overview                                          39
Understanding Your Fund Expenses                                            40
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund                     42
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               47
   First Trust US IPO Index Fund                                            49
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     52
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  54
   First Trust NYSE Arca Biotechnology Index Fund                           55
   First Trust Dow Jones Internet Index(SM) Fund                            56
   First Trust DB Strategic Value Index Fund                                57
   First Trust Value Line(R) Equity Allocation Index Fund                   58
   First Trust Value Line(R) Dividend Index Fund                            61
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               64
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              66
   First Trust S&P REIT Index Fund                                          67
   First Trust ISE Water Index Fund                                         69
   First Trust ISE-Revere Natural Gas Index Fund                            70
   First Trust ISE Chindia Index Fund                                       71
   First Trust Value Line(R) 100 Exchange-Traded Fund                       73
   First Trust NASDAQ(R) ABA Community Bank Index Fund                      76
Statements of Assets and Liabilities                                        78
Statements of Operations                                                    82
Statements of Changes in Net Assets                                         86
Financial Highlights                                                        92
Notes to Financial Statements                                              103
Additional Information                                                     113
Risk Considerations                                                        118

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (individually, each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009

Dear Shareholders:

The first half of 2009 brought more positive news to the U.S. and global markets, easing some of the worries of both economists and investors. In fact, many economists now believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total from March 9 (the statistical end of the bear market) to June 30, 2009, was 30.30%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long-term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded Fund for the six-month period ended June 30, 2009. It contains a performance analysis and a Fund recap. Additionally, the report provides each Fund's unaudited financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

Our goal at First Trust has always been to provide a wide range of investment products, including our family of exchange-traded funds, to help us meet the challenge of maximizing our customers' financial opportunities. We have continued to expand our product line to ensure that you have many choices to fit your investment needs. We offer a variety of products to help those investors seeking long-term investment success. As well, we are committed to giving you up-to-date information about your investments so you are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded Fund

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009


[PHOTO OMITTED]      ROBERT F. CAREY, CFA
                     SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                     FIRST TRUST ADVISORS L.P.

                     Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


STATE OF THE ECONOMY

Perhaps the best way to characterize the current economic climate is to say that things are "less bad." The good news is less bad is a marked improvement over six months ago when the prevailing sentiment was teetering on dire. The government's monetary and fiscal initiatives, which we outlined in our last discussion, proved effective in backstopping the U.S. financial system. This was critical for the sake of the economy as well as the securities markets. Neither one tends to function very well when confidence levels are extremely low. The Conference Board's Consumer Confidence Index, for example, hit an all-time low of 25.30 in February 2009, but rebounded to 49.30 this past June. The all-time high was 144.70 in January 2000, which suggests that despite the huge rally in stocks off their March 9th lows there are still plenty of skeptics to convert.

A consensus among economists, however, has been building for months in favor of a second half economic recovery. In its July survey, the Blue Chip Economic Indicators found that 65.4% of the economists polled believe the National Bureau of Economic Research will declare the current recession, which began in December 2007, over in the third quarter. They are forecasting a GDP growth rate of 1.0% (annualized) for the third quarter of 2009. Economists are looking for 2.0% growth in 2010, including a 3.0% growth rate in the fourth quarter of 2010. That represents a substantial turnaround from the previous four quarters (third quarter 2008-second quarter 2009) of GDP output, which ranged from -1.0% to -6.4%.

The capital markets were largely frozen from the second half of 2007 through most of the first quarter of 2009. The success of the aforementioned government initiatives, particularly the actions of the Federal Reserve, helped induce a much needed thawing process. Any economic recovery depends on the ability of corporations to secure capital to fund their operations. Statistics tracking new corporate bond issuance show they are able to do so. Corporations issued a record $903.0 billion worth of debt in the U.S. in the first half of 2009, according to Thomson Reuters. Global corporate bond issuance set a record as well with $1.791 trillion in sales, according to Standard & Poor's.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted positive returns in the first half of 2009. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 3.2%, 8.5%, and 0.7%, respectively, according to Bloomberg. Four of the 10 major sectors in the S&P 500 posted gains. All are cyclical in nature. The top-performing sector was Technology (+24.9%), while the poorest showing went to Telecommunications Services (-3.9%).

The VIX Volatility Index, which we noted at year-end for being excessively high, regressed back towards its mean over the first half of 2009. The VIX stood at
40.00 on 12/31/08. Over the past decade, the average reading for the VIX was 21.82, according to Bloomberg. We cited a prediction by Bespoke Investment Group that said if the VIX could manage to work its way down into the 30s we could see higher stock prices. Well, not only did it trend into the 30s, it closed June 2009 at 26.35. The S&P 500 posted a gain of 36.9% from its March 9th low through June 30.

In the U.S. bond market, the top-performing group by far was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 30.4%. The Barclays Capital U.S. Treasury: Intermediate Index posted the worst return, declining 2.4%. In 2008, Treasuries were the top-performing debt group, while high-yield corporate bonds ranked last. By swapping positions one can deduce that investors may be comfortable with the notion that an economic recovery is on the horizon.

FOREIGN STOCKS AND BONDS

Like the U.S., the best-performing areas of the overseas markets were those that carried the most inherent risk. The Barclays Capital Global Emerging Markets Index of debt securities rose 18.3% (USD) in the first half of 2009, while the MSCI Emerging Markets Index of stocks gained 35.7% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 1.5% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained just 9.4% (USD). The U.S. dollar boosted returns a bit for U.S. investors by declining 2.1% against a basket of major currencies.

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FUND PERFORMANCE OVERVIEW
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Amex and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (09/27/05)    Inception (09/27/05)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               -2.09%              -25.60%             -26.38%                   -7.83%
 Market Value                                      -1.62%              -25.65%             -26.27%                   -7.79%
 INDEX PERFORMANCE
 Dow Jones Select MicroCap Index(SM)               -1.80%              -25.07%             -24.32%                   -7.15%
 Russell 2000(R) Index                              2.64%              -25.01%             -18.82%                   -5.40%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's net asset value return of -2.1% for the six months ended June 30, 2009 underperformed the benchmark Russell 2000(R) Index return of +2.6% by -4.7%. The continuing financial crisis weighed heavily on the Financials sector in the first quarter of 2009. Though confidence began to return to the Financials sector in the second quarter of 2009, it still dragged down the Fund's absolute performance -6.8% and contributed -2.4% to underperformance of the benchmark. The Information Technology sector contributed +2.0% to the Fund's total return, but the Information Technology sector was underweight relative to the benchmark, which contributed another -3.5% to underperformance. After sharp declines in the fourth quarter of 2008, consumer spending started to rebound in the first half of 2009, giving a boost to Consumer Discretionary stocks. The leading contributors to performance from the Consumer Discretionary sector were Group 1 Automotive, Inc. (+0.8%), Ruby Tuesday, Inc. (+0.7%), and Citi Trends, Inc. (+0.5%) In total, Consumer Discretionary stocks contributed +5.7% to the Fund's total return and +2.5% relative outperformance of the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Group 1 Automotive, Inc.             Harleysville National Corp.
            Ruby Tuesday, Inc.             Jackson Hewitt Tax Service, Inc.
     Global Cash Access Holdings, Inc.           First Merchants Corp.
             Citi Trends, Inc.                         TowneBank
       Valassis Communications, Inc.          Emergent Biosolutions, Inc.



__________________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Financials                                     22.10%
 Consumer Discretionary                         21.29
 Industrials                                    19.76
 Information Technology                         12.83
 Health Care                                     9.90
 Materials                                       4.42
 Energy                                          3.40
 Consumer Staples                                2.95
 Telecommunication Services                      2.07
 Utilities                                       1.28
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Insituform Technologies, Inc., Class A          1.20%
 American Science & Engineering, Inc.            1.15
 Jos. A. Bank Clothiers, Inc.                    1.15
 Group 1 Automotive, Inc.                        1.15
 Ocwen Financial Corp.                           1.01
 ICU Medical, Inc.                               1.01
 Texas Capital Bancshares, Inc.                  0.99
 Greatbatch, Inc.                                0.95
 Monro Muffler Brake, Inc.                       0.91
 Cato (The) Corp., Class A                       0.88
                                               -------
 Total                                          10.40%
                                               =======


                     Growth of a $10,000 Initial Investment
                       September 27, 2005 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust          The Dow Jones
                 Dow Jones Select       Select MicroCap
             MicroCap Index(SM) Fund       Index(SM)       Russell 2000(R) Index
             -----------------------    ---------------    ---------------------
09/27/2005           $10,000               $10,000               $10,000
12/31/2005            10,374                10,397                10,254
12/31/2006            12,002                12,115                12,145
12/31/2007            11,279                11,474                11,956
12/31/2008             7,520                 7,707                 7,916
06/30/2009             7,363                 7,568                 8,125

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE(R)"), NYSE Amex or The NASDAQ Stock Market, Inc. ("NASDAQ(R)")) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (03/09/06)    Inception (03/09/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               -5.55%              -12.93%             -30.39%                  -10.37%
 Market Value                                      -5.84%              -12.89%             -30.40%                  -10.37%
 INDEX PERFORMANCE
 Morningstar(R) Dividend Leaders(SM) Index         -5.30%              -12.43%             -29.34%                   -9.95%
 S&P 500(R) Index                                   3.16%              -26.21%             -22.41%                   -7.37%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of -5.6% for the six months ended June 30, 2009 underperformed the benchmark S&P 500 Index return of +3.2% by -8.7%. Contributing to poor absolute performance were the Health Care and Utilities sectors which contributed -3.4% and -3.6% to total return, respectively. The sectors also contributed a combined -6.3% to benchmark underperformance due to the sectors' large relative weights and the Fund's holdings underperforming the benchmark's holdings in the sectors. The Fund's small weight in the Information Technology sector was responsible for another -4.5% of the underperformance relative to the benchmark. The timing of the March, 2009 rebalance aided the Fund's return in the beaten down Financials sector. The rebalance caused the Fund to purchase large quantities of inexpensive financial stocks that were up sharply over the second quarter of 2009. This allowed stocks like Bank of America Corp. (BAC) and Wells Fargo & Co. (WFC) to make strong positive contributions to total return even though their stock prices were down over the six-month period ended June 30, 2009.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
          Bank of America Corp.                      Pfizer, Inc.
            Dow Chemical Co.                     SunTrust Banks, Inc.
            Wells Fargo & Co.                       Eli Lilly & Co.
             Carnival Corp.                          U.S. Bancorp
            Foot Locker, Inc.                        Southern Co.



_____________________
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Utilities                                      31.36%
 Health Care                                    20.25
 Telecommunication Services                     19.36
 Consumer Staples                                9.69
 Industrials                                     5.50
 Materials                                       5.36
 Financials                                      4.09
 Consumer Discretionary                          3.30
 Information Technology                          1.09
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 AT&T, Inc.                                      9.91%
 Merck & Co., Inc.                               9.02
 Verizon Communications, Inc.                    8.78
 Bristol-Myers Squibb Co.                        6.27
 Eli Lilly & Co.                                 4.96
 Kraft Foods, Inc., Class A                      3.90
 Exelon Corp.                                    3.56
 E.I. du Pont de Nemours & Co.                   3.46
 Southern Co.                                    3.45
 Dominion Resources, Inc.                        2.60
                                               -------
 Total                                          55.91%
                                               =======


                     Growth of a $10,000 Initial Investment
                          March 9, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)        S&P 500(R) Index
              --------------------------    ----------------    ----------------
03/09/2006             $10,000                  $10,000            $10,000
12/31/2006              12,080                   12,110             11,317
12/31/2007              10,795                   10,870             11,938
12/31/2008               7,372                    7,462              7,521
06/30/2009               6,963                    7,067              7,759


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/12/06)    Inception (04/12/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               13.36%              -31.37%             -19.13%                   -6.39%
 Market Value                                      12.59%              -31.92%             -19.73%                   -6.61%
 INDEX PERFORMANCE
 IPOX-100 U.S. Index                               13.85%              -30.93%             -17.52%                   -5.81%
 Russell 3000(R) Index                              4.20%              -26.56%             -24.01%                   -8.18%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +13.4% for the six months ended June 30, 2009 outperformed the benchmark Russell 3000(R) Index return of +4.2% by +9.2%. The Fund's heavy weighting in the Information Technology sector contributed +6.8% to total return and +2.3% to relative outperformance. Consumer activity aided the Financials sector as increased debt transactions, particularly in the second quarter, added positive contributions from Visa, Inc. (+1.8%) and MasterCard, Inc. (+1.3%). The increase in activity also showed in the Consumer Staples and Consumer Discretionary sectors as they contributed +1.7% and +1.4%. Energy prices rebounded as oil traded over $70 coming off of its lows in the $30s, helping the Energy sector contribute +1.6% to total return.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
           Visa, Inc., Class A                   SunPower Corp., Class A
        MasterCard, Inc., Class A                   HealthSpring, Inc.
             Lorillard, Inc.                        W&T Offshore, Inc.
            First Solar, Inc.                    Burger King Holdings, Inc.
          Viacom, Inc., Class B                  Mueller Water Products, Inc.



____________________
IPOX is a trademark of IPOX Schuster LLC, IPOX IPO Indexes and Derivatives (patent pending).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                         30.06%
 Consumer Staples                               17.01
 Consumer Discretionary                         12.79
 Industrials                                    10.05
 Energy                                          8.07
 Financials                                      7.49
 Health Care                                     7.45
 Telecommunication Services                      3.04
 Materials                                       2.16
 Utilities                                       1.88
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Philip Morris International, Inc.              10.15%
 Visa, Inc., Class A                             9.80
 MasterCard, Inc., Class A                       5.70
 Covidien PLC                                    4.97
 Viacom, Inc., Class B                           3.63
 First Solar, Inc.                               3.61
 Western Union Co.                               3.03
 Lorillard, Inc.                                 3.00
 Time Warner Cable, Inc., Class A                2.94
 Spectra Energy Corp.                            2.87
                                               -------
 Total                                          49.70%
                                               =======


                Growth of a $10,000 Initial Investment
                    April 12, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                  First Trust
               US IPO Index Fund     IPOX-100 U.S. Index   Russell 3000(R) Index
               -----------------     -------------------   ---------------------
04/12/2006         $10,000                $10,000               $10,000
12/31/2006          11,100                 11,154                11,069
12/31/2007          12,713                 12,844                11,649
12/31/2008           7,135                  7,245                 7,304
06/30/2009           8,088                  8,248                 7,611


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.


PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               23.69%              -20.89%             -23.47%                   -8.03%
 Market Value                                      23.79%              -20.93%             -23.47%                   -8.03%
 INDEX PERFORMANCE
 NASDAQ-100 Equal Weighted Index(SM)               24.01%              -20.26%             -21.97%                   -7.46%
 NASDAQ-100 Index(R)                               22.40%              -19.02%             -13.29%                   -4.36%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +23.7% for the six months ended June 30, 2009 outperformed the benchmark NASDAQ-100 Index(R) return of +22.4% by +1.3%. The Information Technology sector was the main driver of total return, contributing +15.4% to the Fund. The next best sector was Consumer Discretionary, which contributed +5.5% to total return. The equally-weighted Fund and its market capitalization-weighted benchmark had very different style contributions. Four of the top five performing names in the NASDAQ-100 (JAVA, STX, EXPE, and MRVL) were mid-cap companies which have a larger weight in the Fund than in the benchmark. Even though being underweight in large-cap companies contributed -9.7% to Fund underperformance, having a heavier weight in mid-cap companies was responsible for +11.7% of outperformance relative to the benchmark, over the six-month period ended June 30, 2009.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
        Sun Microsystems, Inc.                   FLIR System, Inc.
          Seagate Technology                     Cephalon, Inc.
         Baidu.com, Inc., ADR           Pharmaceutical Product Development, Inc.
             Expedia, Inc.                         Genzyme Corp.
     Marvell Technology Group Ltd.                 Celgene Corp.



________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                         46.84%
 Health Care                                    18.20
 Consumer Discretionary                         18.11
 Industrials                                    10.93
 Consumer Staples                                1.99
 Materials                                       1.98
 Telecommunication Services                      1.95
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Seagate Technology                              1.08%
 Bed Bath & Beyond, Inc.                         1.07
 Apollo Group, Inc., Class A                     1.07
 Garmin Ltd.                                     1.07
 Vertex Pharmaceuticals, Inc.                    1.07
 DISH Network Corp., Class A                     1.07
 Illumina, Inc.                                  1.05
 Lam Research Corp.                              1.05
 Liberty Global, Inc., Class A                   1.05
 Henry Schein, Inc.                              1.05
                                               -------
 Total                                          10.63%
                                               =======


                     Growth of a $10,000 Initial Investment
                         April 19, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


             First Trust NASDAQ-100
                 Equal Weighted         NASDAQ-100 Equal
                 Index(SM) Fund        Weighted Index(SM)    NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
04/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168
12/31/2007            11,040                 11,142               12,124
12/31/2008             6,187                  6,283                7,084
06/30/2009             7,653                  7,792                8,671


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               34.07%              -19.12%             -21.10%                   -7.14%
 Market Value                                      35.57%              -19.12%             -21.10%                   -7.14%
 INDEX PERFORMANCE
 NASDAQ-100 Technology Sector Index(SM)            34.53%              -18.47%             -19.52%                   -6.56%
 S&P 500 Information Technology Index              24.86%              -18.32%             -14.98%                   -4.95%
 S&P 500(R) Index                                   3.16%              -26.21%             -24.75%                   -8.50%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +34.1% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the S&P 500 Information Technology Index return of +24.9% by +9.2%. The computer and peripherals and semiconductor industries performed the best by contributing +9.3% and +8.9% to total return, respectively. Sun Microsystems, Inc. was the top performer in the Fund (+141.2%) on news that it is being bought by Oracle Corp. for $7.4 billion. Seagate Technology was the best in the computer and peripherals industry (+137.6%) after taking cost cutting measures that may help it return to profitability in 2010. In the semiconductor industry, Marvell Technology Group Ltd. (+74.5%) was up strong on anticipated increase in demand due to customers such as Apple, Inc. and Samsung Electronics Co., Ltd. needing to restock inventories. From a size perspective, being underweight in large-cap companies relative to the benchmark contributed -8.0% to Fund underperformance relative to the benchmark, but was more than offset by a relative overweight in mid-cap companies, which contributed +17.8%.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
         Sun Microsystems, Inc.             Logitech International S.A.
          Baidu.com, Inc., ADR                      CA, Inc.
           Seagate Technology                 IAC/InterActiveCorp.
       Marvell Technology Group Ltd.              Autodesk, Inc.
          Research In Motion Ltd.                  Altera Corp.



_______________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                        100.00%
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Seagate Technology                              2.76%
 Lam Research Corp.                              2.70
 Juniper Networks, Inc.                          2.69
 Linear Technology Corp.                         2.67
 Cognizant Technology Solutions Corp., Class A   2.66
 Oracle Corp.                                    2.65
 Intel Corp.                                     2.64
 Dell, Inc.                                      2.64
 Logitech International S.A.                     2.62
 Apple, Inc.                                     2.61
                                               -------
 Total                                          26.64%
                                               =======


                     Growth of a $10,000 Initial Investment
                         April 19, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust              NASDAQ-100           S&P 500
                NASDAQ-100-Technology         Technology         Information
                Sector Index(SM) Fund      Sector Index(SM)    Technology Index    S&P 500(R) Index
                ---------------------      ----------------    ----------------    ----------------
04/19/2006             $10,000                 $10,000             $10,000            $10,000
12/31/2006               9,985                  10,020              10,296             10,975
12/31/2007              10,750                  10,847              11,974             11,578
12/31/2008               5,885                   5,960               6,808              7,294
06/30/2009               7,890                   8,018               8,500              7,524


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

The First Trust NYSE Arca Biotechnology Index Fund (formerly known as First Trust Amex(R) Biotechnology Index Fund*) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                                7.56%               -6.03%               7.22%                    2.33%
 Market Value                                       7.95%               -6.08%               7.17%                    2.31%
 INDEX PERFORMANCE
 NYSE Arca Biotechnology Index(SM)                  7.73%               -5.50%               9.21%                    2.95%
 NASDAQ(R) Biotechnology Index                      2.86%               -5.36%               4.91%                    1.59%
 S&P 500(R) Index                                   3.16%              -26.21%             -20.78%                   -7.39%
 S&P Composite 1500 Health Care Index               0.94%              -12.16%              -6.95%                   -2.35%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +7.6% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the S&P Composite 1500 Health Care Index return of +0.9% by +6.7%. The life sciences tools and services industry, which provides systems and technology to biotechnology developers, was responsible for +7.5% of the Fund's total return. In the life sciences tools and services industry, Affymetrix, Inc. (AFFX), Life Technologies Corp. (LIFE), and Illumina, Inc.
(ILMN) contributed +4.2%, +3.2%, and +2.3% to total return, respectively. The Fund's large weight in life sciences tools and services holdings relative to the benchmark resulted in +6.7% of outperformance. The Fund's biotechnology holdings were mostly flat over the period, contributing +0.4% to total return; however, the Fund's holdings performed better than the benchmark's holdings within the industry, contributing +2.1% to outperformance. The Fund also benefited from being equally weighted against the benchmark. A larger concentration in mid-cap and small-cap companies contributed +5.0% and +2.2% to outperformance, respectively.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Affymetrix, Inc.                            Sequenom, Inc.
      Life Technologies Corp.                         Celera Corp.
    Human Genome Sciences, Inc.               Amylin Pharmaceuticals, Inc.
          Illumina, Inc.                        OSI Pharmaceuticals, Inc.
          InterMune, Inc.                         Myriad Genetics, Inc.


* See Note 8 in Notes to Financial Statements for information regarding this Fund's name change.



_______________________
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Health Care                                   100.00%
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Human Genome Sciences, Inc.                     8.99%
 Affymetrix, Inc.                                6.62
 Amylin Pharmaceuticals, Inc.                    6.17
 Vertex Pharmaceuticals, Inc.                    5.92
 Celgene Corp.                                   5.81
 Life Technologies Corp.                         5.77
 Alexion Pharmaceuticals, Inc.                   4.99
 Millipore Corp.                                 4.96
 Amgen, Inc.                                     4.96
 Nektar Therapeutics                             4.94
                                               -------
 Total                                          59.13%
                                               =======


                     Growth of a $10,000 Initial Investment
                          June 19, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                First Trust NYSE Arca      NYSE Arca                                                           S&P
                    Biotechnology        Biotechnology          NASDAQ(R)                                 Composite 1500
                     Index Fund            Index(SM)        Biotechnology Index     S&P 500(R) Index     Health Care Index
                ---------------------    -------------      -------------------     ----------------     -----------------
06/19/2006            $10,000               $10,000               $10,000              $10,000              $10,000
12/31/2006             11,775                11,815                11,114               11,554               11,194
12/31/2007             12,205                12,321                11,630               12,188               12,092
12/31/2008              9,968                10,138                10,200                7,678                9,219
06/30/2009             10,722                10,922                10,492                7,921                9,306


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - First Trust Dow Jones Internet Index(SM) Fund

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               33.48%              -16.33%              -6.26%                   -2.11%
 Market Value                                      33.55%              -16.32%              -6.21%                   -2.09%
 INDEX PERFORMANCE
 Dow Jones Internet Composite Index(SM)            33.87%              -15.92%              -4.76%                   -1.59%
 S&P 500(R) Index                                   3.16%              -26.21%             -20.78%                   -7.39%
 S&P Composite 1500 Information Technology Index   24.60%              -18.32%              -4.94%                   -1.66%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +33.5% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the S&P Composite 1500 Information Technology Index return of +24.6% by +8.9%. Gains were widespread among the Fund's holdings. Consumers with an eye for bargains helped internet retail companies show strong performance over the period. The industry contributed +11.7% to total return on the backs of contributions from Amazon.com, Inc. (+6.3%), Expedia, Inc. (+3.4%), and Priceline.com, Inc. (+1.5%). The internet software and services industry also had a solid performance, contributing +13.4% to the Fund's total return. Strong performance and a heavy weight in Google, Inc. was responsible for +3.5% of the Information Technology sector's return. Google, Inc. returned +37.0% over the period by reducing expenses, cutting jobs, and shutting down its newspaper and radio ads units.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
            Amazon.com, Inc.                Concur Technologies, Inc.
          Google, Inc., Class A         ModusLink Global Solutions, Inc.
              Yahoo!, Inc.                    Sonus Networks, Inc.
              Expedia, Inc.                      Blue Nile, Inc.
           Priceline.com, Inc.                IAC/InterActiveCorp.



__________________________
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                         70.76%
 Consumer Discretionary                         17.58
 Financials                                      5.60
 Health Care                                     4.00
 Industrials                                     2.06
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Google, Inc., Class A                          10.03%
 Amazon.com, Inc.                                6.55
 Yahoo!, Inc.                                    5.90
 eBay, Inc.                                      5.64
 Juniper Networks, Inc.                          4.86
 Priceline.com, Inc.                             3.39
 Check Point Software Technologies, Ltd.         3.21
 TD Ameritrade Holding Corp.                     3.17
 Salesforce.com, Inc.                            3.07
 VeriSign, Inc.                                  3.01
                                               -------
 Total                                          48.83%
                                               =======


                     Growth of a $10,000 Initial Investment
                          June 19, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                 Dow Jones Internet    Dow Jones Internet                                   S&P Composite 1500
                   Index(SM) Fund      Composite Index(SM)       S&P 500(R) Index      Information Technology Index
                 ------------------    -------------------       ---------------       -----------------------------
06/19/2006             $10,000               $10,000                $10,000                     $10,000
12/31/2006              11,285                11,316                 11,554                      11,574
12/31/2007              12,546                12,652                 12,188                      13,360
12/31/2008               7,023                 7,114                  7,678                       7,629
06/30/2009               9,374                 9,524                  7,921                       9,506


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND

The First Trust DB Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM) (the "Index"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar-weighted index which is intended to reflect the total return performance of 40 stocks with the lowest CROCI(R) Economic Price Earnings Ratios determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index and then excluding any stocks issued by financial companies. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (07/06/06)    Inception (07/06/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               12.73%              -23.22%             -13.60%                   -4.78%
 Market Value                                      13.62%              -23.08%             -13.44%                   -4.72%
 INDEX PERFORMANCE
 Deutsche Bank CROCI(R) US+ Index(TM)              13.05%              -22.56%             -12.25%                   -4.28%
 S&P 500/Citigroup Value Index                     -1.41%              -28.63%             -30.94%                  -11.67%
 S&P 500(R) Index                                   3.16%              -26.21%             -22.97%                   -8.37%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +12.7% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the S&P 500/Citigroup Value Index return of -1.4% by +14.1%. The Information Technology sector was the leading contributor to total return (+4.6%), combining strong returns with an above-average weight in the portfolio. Energy was also a large contributor (+3.3%), combining more modest returns with a large weight in the portfolio. On a relative basis, the Information Technology and Energy sectors contributed +2.9% and +3.2% to outperformance, respectively. The Fund gained another +1.9% in outperformance relative to the benchmark by not being exposed to the Financials, Telecommunication Services, and Utilities sectors.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
        Juniper Networks, Inc.                Agilent Technologies, Inc.
              Gap, Inc.                                Coach, Inc.
         Noble Energy, Inc.                          ConocoPhillips
           McKesson Corp.                              Intel Corp.
         Nike, Inc., Class B                      Cardinal Health, Inc.



________________________
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index(TM)" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Health Care                                    36.26%
 Energy                                         21.05
 Information Technology                         15.89
 Industrials                                    11.90
 Consumer Discretionary                          9.92
 Consumer Staples                                4.98
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Dell, Inc.                                      2.90%
 Microsoft Corp.                                 2.79
 McKesson Corp.                                  2.78
 Hewlett-Packard Co.                             2.75
 Forest Laboratories, Inc.                       2.70
 Merck & Co., Inc.                               2.69
 Amgen, Inc.                                     2.66
 Time Warner, Inc.                               2.63
 Wyeth                                           2.63
 Cardinal Health, Inc.                           2.62
                                               -------
 Total                                          27.15%
                                               =======


                     Growth of a $10,000 Initial Investment
                          July 6, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           The Deutsche
                    DB Strategic          Bank CROCI(R)                              S&P 500/Citigroup
                  Value Index Fund        US+ Index(TM)      S&P 500(R) Index           Value Index
                  ----------------        -------------      ----------------        -----------------
07/06/2006            $10,000                $10,000              $10,000                 $10,000
12/31/2006             11,074                 11,072               11,234                  11,298
12/31/2007             12,210                 12,273               11,851                  11,523
12/31/2008              7,664                  7,763                7,466                   7,005
06/30/2009              8,640                  8,776                7,702                   6,906


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (12/05/06)    Inception (12/05/06)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                                5.33%              -25.69%             -29.63%                  -12.79%
 Market Value                                       7.48%              -25.66%             -29.56%                  -12.76%
 INDEX PERFORMANCE
 Value Line(R) Equity Allocation Index(TM)          5.97%              -24.86%             -28.23%                  -12.11%
 Russell 3000(R) Index                              4.20%              -26.56%             -31.26%                  -13.57%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +5.3% for the six months ended June 30, 2009 outperformed the benchmark Russell 3000(R) Index return of +4.2% by +1.1%. Information Technology contributed the most to total return (+3.9%), but slightly dragged versus the benchmark, contributing -0.6% to underperformance. The Fund benefited from a rebound in consumer spending. The Consumer Discretionary sector contributed +3.0% to total return and added +1.6% to outperformance of the benchmark. In particular, bargain retailer TJX Companies, Inc. was up +54.3% over the period on strong earnings numbers and plans to add new stores to take advantage of a beaten down real estate market. Financials were the worst-performing sector in the Fund, detracting -2.3% from total return and -1.6% to underperformance versus the benchmark. The Financial sector's poor performance was largely concentrated in the first quarter of 2009, as signs of strength and confidence in the financial system began to appear in the second quarter.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

           TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
            Juniper Networks, Inc.                        Unum Group
             TJX (The) Cos., Inc.                Mueller Water Products, Inc.
        Infosys Technologies Ltd., ADR                    Chubb Corp.
 Cognizant Technology Solutions Corp., Class A      Bed Bath & Beyond, Inc.
                  Fluor Corp.                       Johnson Controls, Inc.



______________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Consumer Discretionary                         21.88%
 Industrials                                    19.53
 Information Technology                         17.38
 Energy                                         11.17
 Health Care                                    10.58
 Utilities                                       5.11
 Financials                                      4.56
 Consumer Staples                                4.10
 Telecommunication Services                      2.88
 Materials                                       2.81
                                              -------
 Total                                        100.00%
                                              =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Juniper Networks, Inc.                          1.68%
 TJX (The) Cos., Inc.                            1.59
 Infosys Technologies Ltd.                       1.53
 Cognizant Technology Solutions Corp., Class A   1.38
 Microsoft Corp.                                 1.36
 Coca-Cola Enterprises, Inc.                     1.36
 Fluor Corp.                                     1.34
 Ingersoll-Rand Co. Ltd., Class A                1.32
 Imperial Oil Ltd.                               1.32
 Google, Inc., Class A                           1.29
                                               -------
 Total                                          14.17%
                                               =======


                     Growth of a $10,000 Initial Investment
                        December 5, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                  Value Line(R) Equity       Value Line(R)
                       Allocation               Equity
                       Index Fund         Allocation Index(TM)   Russell 3000(R) Index
                  --------------------    --------------------   ---------------------
12/05/2006               $10,000                $10,000                $10,000
12/31/2006                 9,890                  9,897                 10,008
12/31/2007                10,350                 10,399                 10,532
12/31/2008                 6,681                  6,773                  6,604
06/30/2009                 7,037                  7,177                  6,881


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FiRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                 CUMULATIVE                 AVERAGE ANNUAL
                                                                               TOTAL RETURNS                TOTAL RETURNS
                                                6 Months      1 Year       5 Years       Inception      5 Years      Inception
                                                  Ended        Ended        Ended       (08/19/03)       Ended       (08/19/03)
                                                06/30/09     06/30/09     06/30/09      to 06/30/09    06/30/09      to 06/30/09
 FUND PERFORMANCE
 NAV                                            -1.20%      -17.00%         3.84%        16.76%          0.76%         2.68%
 Market Value                                   -0.33%      -16.92%        21.25%        16.87%          3.93%         2.69%
 INDEX PERFORMANCE
 Value Line(R) Dividend Index                   -0.90%      -16.42%         N/A            N/A            N/A           N/A
 S&P 500(R) Index                                3.16%      -26.21%       -10.71%         3.13%         -2.24%         0.53%
 Dow Jones U.S. Select Dividend Index(SM)      -12.54%      -23.19%       -20.31%        -3.13%         -4.44%        -0.54%

   On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (6/30/09) were -27.82% and -27.40% at NAV and Market Value, respectively. That compares to an Index return of -26.50% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end (6/30/09) were -12.04% and -11.85% at NAV and Market Value, respectively. That compares to an Index return of -11.41% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of -1.2% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the Dow Jones U.S. Select Dividend Index return of -12.5% by +11.3%. Financials detracted only -2.1% from the Fund's total return in comparison to -13.0% for the benchmark. Contributing to outperformance was the Fund's exposure to Canadian banks that the benchmark does not include. By themselves, these banks contributed +1.5% to total return. On the whole, Canadian banks are conservative and have avoided the securitized assets that have plagued the balance sheets of banks in the U.S. and Europe. Canada is the only G-7 nation (the group of seven major industrial nations established in 1985 to discuss the world economy, consisting of Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States) not to bail out its banking system. Fund outperformance in the Financials sector was also aided by the benchmark having a heavier financial allocation.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
           Bank of Montreal                    Lincoln National Corp.
      Toronto-Dominion Bank (The)              Wilmington Trust Corp.
         Royal Bank of Canada                     Gannett Co., Inc.
  Federated Investors, Inc., Class B              Dow Chemical Co.
          Bank of Nova Scotia                Integrys Energy Group, Inc.



_______________________
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Utilities                                      21.11%
 Consumer Staples                               14.79
 Financials                                     14.36
 Industrials                                    13.50
 Consumer Discretionary                         10.62
 Health Care                                     8.46
 Materials                                       5.10
 Energy                                          4.27
 Information Technology                          4.24
 Telecommunication Services                      3.55
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Merck & Co., Inc.                               0.77%
 Sara Lee Corp.                                  0.76
 Illinois Tool Works, Inc.                       0.76
 Graco, Inc.                                     0.75
 Bemis Co., Inc.                                 0.75
 United Parcel Service, Inc., Class B            0.74
 Washington Real Estate Investment Trust         0.74
 Cooper Industries Ltd., Class A                 0.74
 Plum Creek Timber Co., Inc.                     0.74
 E.I. du Pont de Nemours & Co.                   0.74
                                               -------
 Total                                           7.49%
                                               =======


                     Growth of a $10,000 Initial Investment
                         August 19, 2003 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust                                  Dow Jones
                   Value Line(R)                                U.S. Select
                Dividend Index Fund     S&P 500(R) Index     Dividend Index(SM)
                -------------------     ----------------     ------------------
08/19/2003            $10,000               $10,000               $10,000
12/31/2003             10,612                11,166                11,543
12/31/2004             12,605                12,380                13,637
12/31/2005             13,436                12,988                14,154
12/31/2006             16,138                15,039                16,920
12/31/2007             15,586                15,865                15,996
12/31/2008             11,819                 9,995                11,042
06/30/2009             11,677                10,311                 9,657


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               17.10%              -22.04%             -29.40%                  -13.56%
 Market Value                                      18.23%              -21.92%             -29.25%                  -13.48%
 INDEX PERFORMANCE
 NASDAQ-100 Ex-Tech Sector Index(SM)               17.42%              -21.48%             -28.35%                  -13.01%
 Russell 1000(R) Index                              4.32%              -26.69%             -33.06%                  -15.45%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +17.1% for the six months ended June 30, 2009 outperformed the benchmark Russell 1000(R) Index return of +4.3% by +12.8%. Strong returns in the Fund's four highest weighted sectors helped the Fund's total return and outperformance relative to its benchmark. In particular, the Consumer Discretionary sector benefited from a revival in consumer spending after a sharp decline in the fourth quarter of 2008. Not only did the Fund have a larger weight in the Consumer Discretionary sector, but the Fund's holdings also performed better than the benchmark within the Consumer Discretionary sector. In total, the Consumer Discretionary sector contributed +9.2% to total return and added +7.9% to outperformance. A large weight and strong performance in mid-cap names contributed +14.0% to the Fund's total return and +12.2% to relative outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
             Expedia, Inc.                        FLIR Systems, Inc.
        Life Technologies Corp.                     Cephalon, Inc.
    Flextronics International Ltd.     Pharmaceutical Product Development, Inc.
           Amazon.com, Inc.                          Genzyme Corp.
         Sears Holdings Corp.                        Celgene Corp.



__________________________
NASDAQ, NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                             % OF LONG-TERM
SECTOR(1)                                     INVESTMENTS
 Health Care                                    29.83%
 Consumer Discretionary                         29.68
 Industrials                                    17.91
 Information Technology                         12.88
 Consumer Staples                                3.26
 Materials                                       3.24
 Telecommunication Services                      3.20
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Bed Bath & Beyond, Inc.                         1.76%
 Apollo Group, Inc., Class A                     1.76
 Garmin Ltd.                                     1.75
 Vertex Pharmaceuticals, Inc.                    1.74
 DISH Network Corp., Class A                     1.74
 Illumina, Inc.                                  1.73
 Liberty Global, Inc., Class A                   1.72
 Henry Schein, Inc.                              1.72
 Electronic Arts, Inc.                           1.71
 Life Technologies Corp.                         1.71
                                               -------
 Total                                          17.34%
                                               =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.


                     Growth of a $10,000 Initial Investment
                        February 8, 2007 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust
                     NASDAQ-100          NASDAQ-100
                   Ex-Technology           Ex-Tech
               Sector Index(SM) Fund   Sector Index(SM)   Russell 1000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             10,595               10,653               10,284
12/31/2008              6,030                6,102                6,417
06/30/2009              7,061                7,165                6,694


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                                23.68%             -43.97%             -30.80%                  -14.28%
 Market Value                                       23.81%             -44.03%             -30.85%                  -14.31%
 INDEX PERFORMANCE
 NASDAQ(R) Clean Edge(R) Green Energy Index         24.02%             -43.57%             -29.62%                  -13.66%
 Russell 2000(R) Index                               2.64%             -25.01%             -35.51%                  -16.76%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +23.7% for the six months ended June 30, 2009 outperformed the benchmark Russell 2000(R) Index return of +2.6% by +21.1%. Clean energy names have generally benefitted as energy prices rebound and governments provide incentives to move toward renewable energy sources. Among the companies with large returns were Rubicon Technology, Inc. (+235.1%), EnerNOC, Inc. (+191.2%), and Trina Solar Limited, ADR (+175.8%). Semiconductor names also showed strong growth as their customers looked to rebuild inventories after the sharp economic slowdown. For example, Cree, Inc. performed strongly over the period (+85.2%) as it agreed to supply LG with LED chips as a more energy-efficient backlight for screens.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
              Cree, Inc.                    Energy Conversion Devices, Inc.
        ON Semiconductor Corp.              MEMC Electronic Materials, Inc.
 Suntech Power Holdings Co., Ltd., ADR          SunPower Corp., Class A
    MEMC Electronic Materials, Inc.                   Itron, Inc.
           First Solar, Inc.                     Evergreen Solar, Inc.



_______________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                       INVESTMENTS
 Information Technology                         50.48%
 Industrials                                    42.17
 Utilities                                       4.09
 Health Care                                     1.69
 Materials                                       0.79
 Consumer Discretionary                          0.78
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Linear Technology Corp.                         8.08%
 MEMC Electronic Materials, Inc.                 7.48
 First Solar, Inc.                               6.91
 ON Semiconductor Corp.                          6.64
 Cree, Inc.                                      6.02
 Suntech Power Holdings Co., Ltd.                4.42
 Ormat Technologies, Inc.                        4.09
 AVX Corp.                                       3.99
 Itron, Inc.                                     3.82
 SunPower Corp., Class A                         3.43
                                               -------
 Total                                          54.88%
                                               =======


                     Growth of a $10,000 Initial Investment
                        February 8, 2007 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           NASDAQ(R)
                  NASDAQ(R) Clean       Clean Edge(R)
                   Edge(R) Green        Green Energy
                 Enegy Index Fund           Index         Russell 2000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             15,430               15,522                9,490
12/31/2008              5,595                5,675                6,283
06/30/2009              6,920                7,038                6,449


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                              -12.69%              -44.19%             -56.81%                  -32.38%
 Market Value                                     -12.23%              -44.23%             -56.80%                  -32.38%
 INDEX PERFORMANCE
 S&P United States REIT Index*                    -12.43%              -43.94%                N/A                      N/A
 FTSE EPRA/NAREIT North America Index             -10.07%              -44.14%             -56.19%                  -31.90%
 Russell 3000(R) Index                              4.20%              -26.56%             -35.95%                  -18.73%

  * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of -12.7% for the six months ended June 30, 2009 underperformed one of its benchmark indexes, the FTSE EPRA/NAREIT North America Index return of -10.1% by -2.6%. The Fund had marked differences in performance between the first and second quarter of 2009. The first quarter (ended March 31, 2009) saw the Fund decrease drastically (-32.7%) before having a sharp rebound (+29.7%) in the second quarter of 2009. The retail (-2.8%) and office (-2.7%) classes were the largest detractors from total return as they are particularly sensitive to economic data. The lodging and resort class made a positive contribution (+0.4%) to total return. The best performance within the class was from Ashford Hospitality Trust, Inc. (+144.1%). The company surged in February, 2009 after reporting fourth quarter 2008 earnings of $1.09/share versus an expectation of $0.41/share. The leading contributor to total return from the lodging and resort class was Host Hotels & Resorts, Inc. (+0.5%). Despite losses, the company's shares went up after Marriot International, Inc., which runs most of the hotels owned by Host Hotels & Resorts, Inc., reported better-than-expected first quarter profits for 2009.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

       TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Simon Property Group, Inc.                    Vornado Realty Trust
    Host Hotels & Resorts, Inc.                    Kimco Realty Corp.
    Digital Realty Trust, Inc.               General Growth Properties, Inc.
    AvalonBay Communities, Inc.                         ProLogis
  Dupont Fabros Technology, Inc.                   Equity Residential



_________________________
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill") and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by McGraw-Hill or Citigroup Global Markets and its affiliates ("Citigroup") and neither McGraw-Hill nor Citigroup make any representation, warranty or condition regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                       INVESTMENTS
 Financials                                    100.00%
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Simon Property Group, Inc.                      9.43%
 Public Storage                                  5.42
 Vornado Realty Trust                            4.72
 Boston Properties, Inc.                         4.36
 Equity Residential                              4.02
 HCP, Inc.                                       3.81
 Host Hotels & Resorts, Inc.                     3.33
 Ventas, Inc.                                    3.09
 AvalonBay Communities, Inc.                     2.95
 Health Care REIT, Inc.                          2.50
                                               -------
 Total                                          43.63%
                                               =======


                     Growth of a $10,000 Initial Investment
                           May 8, 2007 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust             S&P                                  FTSE EPRA/NAREIT
                         S&P REIT          United States                              North America
                        Index Fund           REIT Index      Russell 3000(R) Index        Index
                  ---------------------    -------------     ---------------------   ----------------
05/08/2007               $10,000              $10,000              $10,000               $10,000
12/31/2007                 8,092                8,130                9,811                 8,206
12/31/2008                 4,947                5,014                6,151                 4,872
06/30/2009                 4,319                4,391                6,409                 4,381


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                                3.19%              -25.69%             -18.32%                   -9.00%
 Market Value                                       3.71%              -25.63%             -18.22%                   -8.95%
 INDEX PERFORMANCE
 ISE Water Index(TM)                                3.62%              -25.15%             -17.24%                   -8.43%
 Russell 3000(R) Index                              4.20%              -26.56%             -35.95%                  -18.73%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +3.2% for the six months ended June 30, 2009 underperformed the benchmark Russell 3000(R) Index return of +4.2% by -1.0%. Increasing economic optimism in the second quarter brought willing investors back to the capital intensive industry. The heavily-weighted Industrials sector contributed +1.7% to total return. The largest contributors to return were Nalco Holding Co. (+2.3%), Flowserve Corp. (+2.1%), and Millipore Corp. (+1.5%). Nalco Holding Co. returned +46.6% over the period on successful capital raises and an investment from Berkshire Hathaway. The "Buy American" provision in the stimulus bill aided Flowserve Corp.'s performance of +47.4% for the period. The Health Care company Millipore Corp., which offers products for microbiological water analysis, returned +36.3% on strong earnings and expectations of "decent growth" in the third and fourth quarters of 2009. Underperformance was concentrated in the Information Technology sector (-5.3%) largely due to the Fund's low weight in the sector relative to the broader Russell 3000(R) Index.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

       TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Nalco Holding Co.              Mueller Water Products, Inc., Class A
           Flowserve Corp.                           Itron, Inc.
           Millipore Corp.                   California Water Service Group
   Companhia de Saneamento Basico do            Aqua America, Inc.
       Estado de Sao Paulo, ADR                      Pall Corp.
                Crane Co.



_________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Industrials                                    57.14%
 Utilities                                      26.60
 Materials                                       6.77
 Health Care                                     4.26
 Information Technology                          3.24
 Financials                                      1.99
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 Aecom Technology Corp.                          4.27%
 Millipore Corp.                                 4.26
 American Water Works Co., Inc.                  4.19
 Nalco Holding Co.                               4.14
 Pall Corp.                                      4.01
 Roper Industries, Inc.                          3.94
 ITT Corp.                                       3.91
 Companhia de Saneamento Basico
    Do Estado de Sao Paulo, ADR                  3.88
 Veolia Environment                              3.87
 Pentair, Inc.                                   3.75
                                               -------
 Total                                          40.22%
                                               =======


                     Growth of a $10,000 Initial Investment
                           May 8, 2007 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                       ISE Water          ISE Water
                      Index Fund          Index(TM)       Russell 3000(R) Index
                  -----------------     -------------     ---------------------
05/08/2007             $10,000              $10,000             $10,000
12/31/2007              11,212               11,260               9,811
12/31/2008               7,916                7,988               6,151
06/30/2009               8,169                8,277               6,409


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                                8.17%              -59.03%             -35.46%                  -18.46%
 Market Value                                       9.74%              -58.95%             -35.35%                  -18.40%
 INDEX PERFORMANCE
 ISE-REVERE Natural Gas Index(TM)                   8.34%              -59.11%             -34.82%                  -18.07%
 Russell 3000(R) Index                              4.20%              -26.56%             -35.95%                  -18.73%
 S&P Composite 1500 Energy Index                   -0.90%              -43.00%             -22.60%                  -11.24%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +8.2% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the S&P Composite 1500 Energy Index return of -0.9% by +9.1%. Over the period, oil and gas exploration and production ("OGEP") companies performed much better than integrated oil and gas companies due to the former being much more sensitive to increasing demand. The Fund benefited from being almost 90% invested in the OGEP stocks and underweight relative to the benchmark in integrated oil and gas names. OGEP companies contributed +10.3% to total return and added +8.8% to outperformance. The integrated oil and gas industry detracted -1.5% from total return, but that is +4.5% better than the same industry's contribution to the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
       Newfield Exploration Co.                PetroQuest Energy, Inc.
         Talisman Energy, Inc.                  Delta Petroleum Corp.
     Pioneer Natural Resources Co.               W&T Offshore, Inc.
      Quicksilver Resources, Inc.                  ConocoPhillips
        SandRidge Energy, Inc.                Goodrich Petroleum Corp.



___________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Energy                                         96.63%
 Utilities                                       3.37
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 Linn Energy LLC                                 3.80%
 St. Mary Land & Exploration Co.                 3.78
 Royal Dutch Shell PLC                           3.59
 Chevron Corp.                                   3.55
 Talisman Energy, Inc.                           3.55
 Anadarko Petroleum Corp.                        3.50
 Newfield Exploration Co.                        3.47
 EnCana Corp.                                    3.47
 Petrohawk Energy Corp.                          3.45
 Range Resources Corp.                           3.44
                                               -------
 Total                                          35.60%
                                               =======


                     Growth of a $10,000 Initial Investment
                           May 8, 2007 - June 30, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust          ISE-REVERE                                 S&P
                 ISE-Revere Natural      Natural Gas      Russell 3000(R)     Composite 1500
                   Gas Index Fund         Index(TM)            Index           Energy Index
                -------------------     -------------     ---------------     --------------
05/08/2007            $10,000              $10,000            $10,000             $10,000
12/31/2007             11,167               11,213              9,811              12,170
12/31/2008              5,967                6,016              6,151               7,811
06/30/2009              6,455                6,518              6,409               7,741



Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                           CUMULATIVE            AVERAGE ANNUAL
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/09            06/30/09            to 06/30/09             to 06/30/09
 FUND PERFORMANCE
 NAV                                               39.56%              -16.59%             -16.71%                   -8.17%
 Market Value                                      38.67%              -16.45%             -16.62%                   -8.12%
 INDEX PERFORMANCE
 ISE ChIndia Index(TM)                             40.12%              -15.98%             -15.49%                   -7.53%
 Russell 3000(R) Index                              4.20%              -26.56%             -35.95%                  -18.73%
 MSCI Emerging Markets Index                       36.01%              -28.07%             -19.29%                   -9.50%

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of +39.6% for the six months ended June 30, 2009 outperformed one of its benchmark indexes, the MSCI Emerging Markets Index return of +36.0% by +3.6%. Contributions to total return were strong across multiple sectors. Due to a heavy allocation, Information Technology contributed the most (+14.2%) to total return. Other strong sectors were Financials, Materials, and Energy, which contributed +8.1%, +7.0%, and +5.0% to total return, respectively. Along with U.S. markets, equity markets in China and India were hammered in late 2008 and early 2009, but rebounds off of the lows have been larger on a percentage basis in China and India than in the U.S. India, in particular, had strong rallies in financial stocks (ICICI Bank Ltd., +55.5%) due to the election of the Congress Party which is expected to push India toward integrated and liberalized financial markets. An optimistic economic outlook and a target stimulus plan rallied Chinese stocks, particularly in the Information Technology (Baidu.com, Inc., +130.6%) and Energy sectors (Yanzhou Coal Mining Co., +90.7%).

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the six months ended June 30, 2009)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Baidu.com, Inc., ADR             Satyam Computer Services Ltd., ADR
 Sterlite Industries (India) Ltd., ADR          China Mobile Ltd., ADR
    Infosys Technologies Ltd., ADR             LDK Solar Co., Ltd., ADR
          HDFC Bank Ltd., ADR            KHD Humboldt Wedag International Ltd.
         ICICI Bank Ltd., ADR           American Oriental Bioengineering, Inc.



_____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities ExchangeTM and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                         24.28%
 Financials                                     21.83
 Energy                                         15.40
 Telecommunication Services                     11.50
 Industrials                                    11.37
 Materials                                       6.00
 Health Care                                     4.64
 Consumer Discretionary                          3.67
 Utilities                                       0.71
 Consumer Staples                                0.60
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 Infosys Technologies Ltd.                       7.31%
 HDFC Bank Ltd.                                  7.12
 China Life Insurance Co., Ltd.                  7.03
 ICICI Bank Ltd.                                 6.98
 China Mobile Ltd.                               6.96
 PetroChina Co., Ltd.                            6.80
 Baidu.com, Inc.                                 4.39
 China Petroleum & Chemical Corp.                4.20
 Wipro Ltd.                                      4.04
 CNOOC Ltd.                                      3.71
                                               -------
 Total                                          58.54%
                                               =======


                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust                                                           MSCI
                    ISE Chindia        ISE ChIndia                                  Emerging Markets
                    Index Fund          Index(TM)       Russell 3000(R) Index            Index
                   -------------     ---------------    ---------------------       ----------------
05/08/2007            $10,000            $10,000              $10,000                   $10,000
12/31/2007             13,873             13,952                9,811                    12,715
12/31/2008              5,968              6,031                6,151                     5,934
06/30/2009              8,329              8,451                6,409                     8,071


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) TimelinessTM Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

PERFORMANCE AS OF JUNE 30, 2009
                                                                                 CUMULATIVE                AVERAGE ANNUAL
                                                                               TOTAL RETURNS               TOTAL RETURNS
                                                6 Months      1 Year       5 Years       Inception      5 Years      Inception
                                                  Ended        Ended        Ended       (06/12/03)       Ended       (06/12/03)
                                                06/30/09     06/30/09     06/30/09      to 06/30/09    06/30/09      to 06/30/09
 FUND PERFORMANCE
 NAV                                            -3.89%      -45.67%       -23.62%       -12.73%         -5.25%        -2.22%
 Market Value                                   -3.47%      -45.67%       -15.10%       -12.72%         -3.22%        -2.22%
 INDEX PERFORMANCE
 Value Line(R) 100 Index(TM)                    -3.45%      -45.19%         N/A           N/A             N/A           N/A
 Russell 3000(R) Index                           4.20%      -26.56%        -8.86%         7.32%         -1.84%         1.17%

   On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (6/30/09) were -47.02% and -47.02% at NAV and Market Value, respectively. That compares to an Index return of -46.34% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (6/30/09) were -26.75% and -26.75% at NAV and Market Value, respectively. That compares to an Index return of -26.26% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 39.)

PERFORMANCE REVIEW
The Fund's return of -3.9% for the six months ended June 30, 2009 underperformed the benchmark Russell 3000(R) Index return of +4.2% by -8.1%. Detracting the most from the Fund's total return were Industrials (-2.1%), Health Care (-2.0%), and Financials (-1.1%) stocks. Health Care stocks in the Fund were only slightly down, but the performance was compounded by the Fund's heavy weight in the Health Care sector. Financials stocks were down sharply in the first quarter of 2009, and the Fund largely missed out on the strong second quarter rebound in the sector due to having such a small allocation. The Fund was overweight relative to its benchmark in the strongly performing Consumer Discretionary sector, but the Fund's holdings underperformed those of the benchmark (+1.8% vs. +12.3%) in the sector.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the six months ended June 30, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
             Synaptics, Inc.                    Crawford & Co., Class B
  Green Mountain Coffee Roasters, Inc.              Nash Finch Co.
              Cerner Corp.                     Martek Biosciences Corp.
            F5 Networks, Inc.             Endo Pharmaceuticals Holdings, Inc.
              Netflix, Inc.                    Axsys Technologies, Inc.



_____________________
"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (Continued)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Consumer Discretionary                         30.36%
 Information Technology                         23.08
 Health Care                                    20.32
 Industrials                                    11.14
 Consumer Staples                                8.07
 Materials                                       3.05
 Energy                                          2.01
 Utilities                                       1.01
 Telecommunication Services                      0.96
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 Jos. A. Bank Clothiers, Inc.                    1.10%
 AirTran Holdings, Inc.                          1.09
 VCA Antech, Inc.                                1.08
 Green Mountain Coffee Roasters, Inc.            1.08
 Sepracor, Inc.                                  1.05
 Illumina, Inc.                                  1.05
 Central Garden & Pet Co.                        1.04
 MAXIMUS, Inc.                                   1.04
 Crown Holdings, Inc.                            1.04
 McAfee, Inc.                                    1.04
                                               -------
 Total                                          10.61%
                                               =======


                     Growth of a $10,000 Initial Investment
                        June 12, 2003 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                    Value Line(R) 100
                   Exchange-Traded Fund       Russell 3000(R) Index
                  ----------------------      ---------------------
06/12/2003               $10,000                   $10,000
12/31/2003                11,073                    11,367
12/31/2004                12,518                    12,725
12/31/2005                14,003                    13,508
12/31/2006                14,646                    15,644
12/31/2007                17,562                    16,464
12/31/2008                 9,080                    10,323
06/30/2009                 8,727                    10,757


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R), excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 07/01/09.


The Fund's inception date was June 29, 2009 (one day prior to the end of the reporting period), therefore performance information is not included in this report. For updated performance information, please visit the Fund's website at www.ftportfolios.com.

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

 Financials                                    100.00%
                                               -------
 Total                                         100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 People's United Financial, Inc.                 7.97%
 TFS Financial Corp.                             5.00
 Capitol Federal Financial                       4.32
 BOK Financial Corp.                             4.01
 Commerce Bancshares, Inc.                       3.70
 First Niagara Financial Group, Inc.             2.60
 Associated Banc-Corp.                           2.43
 UMB Financial Corp.                             2.35
 Westamerica Bancorporation                      2.20
 FirstMerit Corp.                                2.12
                                               -------
 Total                                          36.70%
                                               =======



_________________________
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. and American Bankers Association (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST-TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2009 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period ended June 30, 2009.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption fees paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                ANNUALIZED
                                                                                                EXPENSE RATIO      EXPENSE PAID
                                                      BEGINNING            ENDING               BASED ON THE       DURING THE
                                                      ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                      JANUARY 1, 2009      JUNE 30, 2009        PERIOD (A)         PERIOD (B)
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                                $1,000.00              $979.10               0.60%               $2.94
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
Actual                                                $1,000.00              $944.47               0.45%               $2.17
Hypothetical (5% return before expenses)              $1,000.00            $1,022.56               0.45%               $2.26

FIRST TRUST US IPO INDEX FUND
Actual                                                $1,000.00            $1,133.62               0.60%               $3.17
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                                $1,000.00            $1,236.86               0.60%               $3.33
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                $1,000.00            $1,340.70               0.60%               $3.48
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
Actual                                                $1,000.00            $1,075.64               0.60%               $3.08
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                                $1,000.00            $1,334.76               0.60%               $3.47
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01


Page 40




FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR EXPENSES (Continued)
JUNE 30, 2009 (UNAUDITED)
                                                                                                ANNUALIZED
                                                                                                EXPENSE RATIO      EXPENSE PAID
                                                      BEGINNING            ENDING               BASED ON THE       DURING THE
                                                      ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                      JANUARY 1, 2009      JUNE 30, 2009        PERIOD (A)         PERIOD (B)

FIRST TRUST DB STRATEGIC VALUE INDEX FUND
Actual                                                $1,000.00            $1,127.28               0.65%               $3.43
Hypothetical (5% return before expenses)              $1,000.00            $1,021.57               0.65%               $3.26

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                                $1,000.00            $1,053.30               0.70%               $3.56
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                                $1,000.00              $987.95               0.70%               $3.45
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                $1,000.00            $1,170.95               0.60%               $3.23
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
Actual                                                $1,000.00            $1,236.82               0.60%               $3.33
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST S&P REIT INDEX FUND
Actual                                                $1,000.00              $873.05               0.50%               $2.32
Hypothetical (5% return before expenses)              $1,000.00            $1,022.32               0.50%               $2.51

FIRST TRUST ISE WATER INDEX FUND
Actual                                                $1,000.00            $1,031.89               0.60%               $3.02
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                                $1,000.00            $1,081.72               0.60%               $3.10
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                                $1,000.00            $1,395.58               0.60%               $3.56
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                                $1,000.00             $ 961.12               0.70%               $3.40
Hypothetical (5% return before expenses)              $1,000.00            $1,021.32               0.70%               $3.51


                                                                                                                   EXPENSE PAID
                                                                                                ANNUALIZED         DURING THE
                                                                                                EXPENSE RATIO      PERIOD
                                                     BEGINNING            ENDING                BASED ON THE       JUNE 29, 2009 (C)
                                                     ACCOUNT VALUE        ACCOUNT VALUE         NUMBER OF DAYS     TO JUNE 30,
                                                     JUNE 29, 2009 (C)    JUNE 30, 2009         IN THE PERIOD (A)  2009 (D)

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
Actual                                                $1,000.00            $1,000.00               0.60%               $0.02
Hypothetical (5% return before expenses)              $1,000.00            $1,021.82               0.60%               $3.01

(a)  These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2009 through June 30, 2009), multiplied by 181/365 (to reflect the one-half year period).
(c)  Inception date.
(d) Actual expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the actual period June 29, 2009 through June 30, 2009). Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.5%
    2,411   American Science & Engineering,
               Inc.                              $    166,648
    3,439   Applied Signal Technology, Inc.            87,729
    2,651   Ducommun, Inc.                             49,812
   14,592   GenCorp, Inc. (b)                          27,871
    2,389   LMI Aerospace, Inc. (b)                    24,177
                                                 ------------
                                                      356,237
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 0.3%
    2,354   Dynamex, Inc. (b)                          36,228
                                                 ------------
            AUTO COMPONENTS -- 0.1%
    4,209   Stoneridge, Inc. (b)                       20,203
                                                 ------------
            BEVERAGES -- 0.5%
    2,666   Boston Beer (The) Co., Inc.,
               Class A (b)                             78,887
                                                 ------------
            BIOTECHNOLOGY -- 0.4%
    4,320   Emergent Biosolutions, Inc. (b)            61,906
                                                 ------------
            BUILDING PRODUCTS -- 1.7%
    3,763   AAON, Inc.                                 74,959
    7,368   Apogee Enterprises, Inc.                   90,627
    6,921   Gibraltar Industries, Inc.                 47,547
    4,643   Insteel Industries, Inc.                   38,258
                                                 ------------
                                                      251,391
                                                 ------------
            CAPITAL MARKETS -- 1.4%
    5,149   Calamos Asset Management, Inc.,
               Class A                                 72,652
    5,540   Penson Worldwide, Inc. (b)                 49,583
    8,832   TradeStation Group, Inc. (b)               74,719
                                                 ------------
                                                      196,954
                                                 ------------
            CHEMICALS -- 2.8%
    4,970   American Vanguard Corp.                    56,161
    4,786   Balchem Corp.                             117,353
    6,218   Flotek Industries, Inc. (b)                12,622
    6,926   Landec Corp. (b)                           47,028
    4,029   LSB Industries, Inc. (b)                   65,149
    2,911   Quaker Chemical Corp.                      38,687
    5,705   Zep, Inc.                                  68,745
                                                 ------------
                                                      405,745
                                                 ------------
            COMMERCIAL BANKS -- 12.7%
    3,334   Bank of the Ozarks, Inc.                   72,114
    3,250   Capital City Bank Group, Inc.              54,763
    4,172   Center Financial Corp.                     10,514
    5,408   CoBiz Financial, Inc.                      34,665
    3,570   Community Trust Bancorp, Inc.              95,498
    3,819   First Community Bancshares, Inc.           49,036
    9,893   First Financial Bancorp                    74,395
    5,606   First Merchants Corp.                      45,016
   11,303   Harleysville National Corp.                53,124
    4,203   Home Bancshares, Inc.                      80,025
    5,510   Independent Bank Corp.                    108,547


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMERCIAL BANKS (CONTINUED)
    6,259   Lakeland Bancorp, Inc.               $     56,268
    5,330   MainSource Financial Group, Inc.           39,549
    6,013   Oriental Financial Group, Inc.             58,326
    5,534   Renasant Corp.                             83,121
    3,183   S.Y. Bancorp, Inc.                         76,933
    3,320   SCBT Financial Corp.                       78,651
    3,367   Simmons First National Corp.,
               Class A                                 89,966
    3,836   Southside Bancshares, Inc.                 87,729
    3,880   Southwest Bancorp, Inc.                    37,869
    5,897   StellarOne Corp.                           76,366
    4,769   Sterling Bancorp                           39,821
    2,544   Suffolk Bancorp                            65,228
    9,225   Texas Capital Bancshares, Inc. (b)        142,711
    1,953   Tompkins Financial Corp.                   93,646
    6,683   TowneBank                                  93,562
    6,102   Wilshire Bancorp, Inc.                     35,087
                                                 ------------
                                                    1,832,530
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 1.8%
    7,350   Bowne & Co., Inc.                          47,848
    3,077   Cornell Cos., Inc. (b)                     49,878
    6,844   Ennis, Inc.                                85,276
    3,349   Schawk, Inc.                               25,151
    1,982   Standard Parking Corp. (b)                 32,287
    4,103   Standard Register (The) Co.                13,376
                                                 ------------
                                                      253,816
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 3.1%
    2,328   Bel Fuse, Inc., Class B                    37,341
    4,828   DG Fastchannel, Inc. (b)                   88,352
    6,633   Digi International, Inc. (b)               64,672
    4,019   EMS Technologies, Inc. (b)                 83,997
    5,409   Globecomm Systems, Inc. (b)                38,891
   15,477   Harris Stratex Networks, Inc.,
               Class A (b)                            100,291
   12,916   Opnext, Inc. (b)                           27,640
                                                 ------------
                                                      441,184
                                                 ------------
            COMPUTERS & PERIPHERALS -- 0.8%
    5,352   Stratasys, Inc. (b)                        58,819
    6,647   Super Micro Computer, Inc. (b)             50,916
                                                 ------------
                                                      109,735
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 2.4%
    9,641   Furmanite Corp. (b)                        42,999
   10,185   Insituform Technologies, Inc.,
               Class A (b)                            172,839
    2,427   Northwest Pipe Co. (b)                     84,363
    3,468   Sterling Construction Co., Inc. (b)        52,922
                                                 ------------
                                                      353,123
                                                 ------------
            CONSUMER FINANCE -- 0.6%
    6,341   Dollar Financial Corp. (b)                 87,442
                                                 ------------


Page 42                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            CONTAINERS & PACKAGING -- 0.5%
    8,413   Myers Industries, Inc.               $     69,996
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 1.1%
    6,924   Jackson Hewitt Tax Service, Inc.           43,344
    2,149   Learning Tree International, Inc. (b)      22,135
    1,987   Pre-Paid Legal Services, Inc. (b)          86,613
                                                 ------------
                                                      152,092
                                                 ------------
            DIVERSIFIED FINANCIAL
               SERVICES -- 0.5%
    2,902   Asset Acceptance Capital Corp. (b)         22,316
    3,662   Encore Capital Group, Inc. (b)             48,522
                                                 ------------
                                                       70,838
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.2%
    2,524   Atlantic Tele-Network, Inc.                99,168
    6,235   Consolidated Communications
               Holdings, Inc.                          73,012
                                                 ------------
                                                      172,180
                                                 ------------
            ELECTRIC UTILITIES -- 0.3%
    2,693   Central Vermont Public Service Corp.       48,743
                                                 ------------
            ELECTRICAL EQUIPMENT -- 0.2%
    5,679   LSI Industries, Inc.                       30,951
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.1%
    8,904   CTS Corp.                                  58,321
    6,560   Electro Scientific Industries, Inc. (b)    73,341
    3,942   FARO Technologies, Inc. (b)                61,219
    6,265   Gerber Scientific, Inc. (b)                15,663
    3,624   Measurement Specialties, Inc. (b)          25,549
   10,079   Methode Electronics, Inc.                  70,755
    9,518   Newport Corp. (b)                          55,109
   11,332   TTM Technologies, Inc. (b)                 90,203
                                                 ------------
                                                      450,160
                                                 ------------
            ENERGY EQUIPMENT &
               SERVICES -- 1.6%
    2,072   Bolt Technology Corp. (b)                  23,289
   20,405   Boots & Coots International Well
               Control, Inc. (b)                       28,363
    7,097   Bronco Drilling Co., Inc. (b)              30,375
    2,063   Dawson Geophysical Co. (b)                 61,581
    4,918   ENGlobal Corp. (b)                         24,197
    1,255   OYO Geospace Corp. (b)                     32,203
    3,595   Union Drilling, Inc. (b)                   23,799
                                                 ------------
                                                      223,807
                                                 ------------
            FOOD & STAPLES RETAILING -- 0.4%
    3,393   Ingles Markets, Inc., Class A              51,709
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            FOOD PRODUCTS -- 0.7%
    9,595   B&G Foods, Inc., Class A             $     80,694
    3,354   Omega Protein Corp. (b)                    13,617
                                                 ------------
                                                       94,311
                                                 ------------
            GAS UTILITIES -- 0.4%
    1,802   Chesapeake Utilities Corp.                 58,619
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.1%
    2,565   Cynosure, Inc., Class A (b)                19,622
    6,053   Greatbatch, Inc. (b)                      136,858
    3,557   ICU Medical, Inc. (b)                     146,371
                                                 ------------
                                                      302,851
                                                 ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 6.5%
    1,999   Almost Family, Inc. (b)                    52,194
    2,722   Assisted Living Concepts, Inc.,
               Class A (b)                             39,605
    3,153   Bio-Reference Laboratories, Inc. (b)       99,666
    1,998   Corvel Corp. (b)                           45,494
    7,554   Cross Country Healthcare, Inc. (b)         51,896
    2,622   Emergency Medical Services Corp.,
               Class A (b)                             96,542
    8,250   Hanger Orthopedic Group, Inc. (b)         112,118
    4,204   MedCath Corp. (b)                          49,439
    2,987   MWI Veterinary Supply, Inc. (b)           104,127
    8,685   Odyssey HealthCare, Inc. (b)               89,282
    4,870   RehabCare Group, Inc. (b)                 116,539
    5,362   Skilled Healthcare Group, Inc.,
               Class A (b)                             40,215
    3,131   U.S. Physical Therapy, Inc. (b)            46,182
                                                 ------------
                                                      943,299
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.8%
    2,896   Computer Programs & Systems, Inc.         110,946
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 4.3%
    6,683   AFC Enterprises, Inc. (b)                  45,110
    5,064   Ambassadors Group, Inc.                    69,731
    3,484   Bluegreen Corp. (b)                         8,780
    6,382   California Pizza Kitchen, Inc. (b)         84,817
   25,218   Denny's Corp. (b)                          54,219
    5,505   Marcus (The) Corp.                         57,913
    4,950   O'Charley's, Inc.                          45,787
    3,415   Peet's Coffee & Tea, Inc. (b)              86,058
    3,783   Red Robin Gourmet Burgers, Inc. (b)        70,931
   13,092   Ruby Tuesday, Inc. (b)                     87,193
    3,871   Town Sports International Holdings,
               Inc. (b)                                14,516
                                                 ------------
                                                      625,055
                                                 ------------
            HOUSEHOLD DURABLES -- 0.7%
    2,849   Hooker Furniture Corp.                     32,706
    3,604   Universal Electronics, Inc. (b)            72,693
                                                 ------------
                                                      105,399
                                                 ------------


                        See Notes to Financial Statements               Page 43

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS -- 0.8%
   11,877   Central Garden & Pet Co.,
               Class A (b)                       $    116,988
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 0.3%
    3,289   Standex International Corp.                38,152
                                                 ------------
            INSURANCE -- 3.2%
    2,044   American Physicians Capital, Inc.          80,043
    4,975   Amerisafe, Inc. (b)                        77,411
    1,978   FPIC Insurance Group, Inc. (b)             60,566
   15,412   Meadowbrook Insurance Group, Inc.         100,640
    8,407   PMA Capital Corp., Class A (b)             38,252
    5,699   Presidential Life Corp.                    43,142
    5,740   Seabright Insurance Holdings,
               Inc. (b)                                58,146
                                                 ------------
                                                      458,200
                                                 ------------
            INTERNET & CATALOG RETAIL -- 0.7%
    3,456   Bidz.com, Inc. (b)                          9,746
    6,280   PetMed Express, Inc. (b)                   94,388
                                                 ------------
                                                      104,134
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 0.7%
    4,079   Liquidity Services, Inc. (b)               40,219
    8,463   Perficient, Inc. (b)                       59,156
                                                 ------------
                                                       99,375
                                                 ------------
            IT SERVICES -- 2.0%
   15,692   Ciber, Inc. (b)                            48,645
    4,035   ExlService Holdings, Inc. (b)              45,232
    9,831   Global Cash Access Holdings, Inc. (b)      78,255
   10,453   Hackett Group, Inc.  (b)                   24,356
    4,529   Integral Systems, Inc. (b)                 37,681
    1,896   NCI, Inc., Class A (b)                     57,676
                                                 ------------
                                                      291,845
                                                 ------------
            LEISURE EQUIPMENT &
               PRODUCTS -- 1.0%
    4,611   RC2 Corp. (b)                              61,003
   11,796   Smith & Wesson Holding Corp. (b)           67,001
    1,998   Steinway Musical Instruments (b)           21,379
                                                 ------------
                                                      149,383
                                                 ------------
            MACHINERY -- 4.3%
    7,058   Altra Holdings, Inc. (b)                   52,864
    2,394   American Railcar Industries, Inc.          19,774
    2,209   Ampco-Pittsburgh Corp.                     51,801
    2,260   Cascade Corp.                              35,550
    5,031   Columbus McKinnon Corp. (b)                63,642
   10,216   Flow International Corp. (b)               24,008
    4,121   Greenbrier Cos., Inc.                      29,630
    1,700   Hurco Cos., Inc. (b)                       26,571
    3,247   Kadant, Inc. (b)                           36,659
    1,322   Key Technology, Inc. (b)                   13,075
      694   K-Tron International, Inc. (b)             55,298


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            MACHINERY (CONTINUED)
    2,714   L.B. Foster Co., Class A (b)         $     81,610
    4,391   Lydall, Inc. (b)                           14,929
    4,306   NN, Inc.                                    7,234
    4,291   Tennant Co.                                78,912
    2,374   Thermadyne Holdings Corp. (b)               8,333
    2,377   Twin Disc, Inc.                            16,187
                                                 ------------
                                                      616,077
                                                 ------------
            MARINE -- 0.3%
    1,422   International Shipholding Corp.            38,337
                                                 ------------
            MEDIA -- 1.5%
    7,081   E.W. Scripps (The) Co., Class A            14,799
    7,484   Martha Stewart Living Omnimedia,
               Inc., Class A (b)                       22,901
   11,944   Sinclair Broadcast Group, Inc.,
               Class A                                 23,171
   12,596   Valassis Communications, Inc. (b)          76,962
    5,815   World Wrestling Entertainment, Inc.,
               Class A                                 73,037
                                                 ------------
                                                      210,870
                                                 ------------
            METALS & MINING -- 0.6%
    4,767   A.M. Castle & Co.                          57,585
    1,757   Universal Stainless & Alloy (b)            28,587
                                                 ------------
                                                       86,172
                                                 ------------
            OIL, GAS & CONSUMABLE
               FUELS -- 1.8%
    5,703   Callon Petroleum Co. (b)                   11,292
   12,777   DHT Maritime, Inc.                         66,568
    3,957   Duncan Energy Partners L.P. (c)            63,985
    3,054   K-Sea Transportation Partners L.P. (c)     59,889
   15,417   VAALCO Energy, Inc. (b)                    65,214
                                                 ------------
                                                      266,948
                                                 ------------
            PAPER & FOREST PRODUCTS -- 0.5%
   10,229   Buckeye Technologies, Inc. (b)             45,928
    6,359   KapStone Paper & Packaging Corp. (b)       29,824
                                                 ------------
                                                       75,752
                                                 ------------
            PERSONAL PRODUCTS -- 0.6%
    3,739   Inter Parfums, Inc.                        27,444
    9,285   Prestige Brands Holdings, Inc. (b)         57,103
                                                 ------------
                                                       84,547
                                                 ------------
            PHARMACEUTICALS -- 0.1%
    3,290   Caraco Pharmaceutical Laboratories
               Ltd., Inc. (b)                          10,100
                                                 ------------
            PROFESSIONAL SERVICES -- 3.8%
    1,821   Barrett Business Services, Inc.            19,121
    3,481   CDI Corp.                                  38,813
    3,761   COMSYS IT Partners, Inc. (b)               22,002
    2,887   CRA International, Inc. (b)                80,143
    3,618   Exponent, Inc. (b)                         88,677
    7,038   Hudson Highland Group, Inc. (b)            13,794
            Common Stocks (Continued)


Page 44                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PROFESSIONAL SERVICES (CONTINUED)
    1,925   ICF International, Inc. (b)          $     53,111
    9,696   Kforce, Inc. (b)                           80,186
    6,333   LECG Corp. (b)                             20,646
    9,449   On Assignment, Inc. (b)                    36,946
   13,628   Spherion Corp. (b)                         56,147
    2,689   Volt Information Sciences, Inc. (b)        16,860
    1,006   VSE Corp.                                  26,317
                                                 ------------
                                                      552,763
                                                 ------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 0.9%
   20,746   Anthracite Capital, Inc.                   12,863
   12,742   Hersha Hospitality Trust                   31,600
   15,622   Kite Realty Group Trust                    45,616
   16,260   NorthStar Realty Finance Corp.             46,016
                                                 ------------
                                                      136,095
                                                 ------------
            ROAD & RAIL -- 0.4%
    3,537   Saia, Inc. (b)                             63,701
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.9%
    6,577   IXYS Corp.                                 66,559
    6,766   Pericom Semiconductor Corp. (b)            56,970
                                                 ------------
                                                      123,529
                                                 ------------
            SOFTWARE -- 2.3%
    4,307   i2 Technologies, Inc. (b)                  54,053
    5,255   Kenexa Corp. (b)                           60,800
    7,373   Radiant Systems, Inc. (b)                  61,196
   12,688   S1 Corp. (b)                               87,547
   10,406   TeleCommunication Systems,
               Inc. (b)                                73,987
                                                 ------------
                                                      337,583
                                                 ------------
            SPECIALTY RETAIL -- 9.4%
    2,706   America's Car-Mart, Inc. (b)               55,473
    8,360   Asbury Automotive Group, Inc.              85,606
    4,984   Big 5 Sporting Goods Corp.                 55,123
    7,319   Cato (The) Corp., Class A                 127,643
    9,376   Christopher & Banks Corp.                  62,913
    3,887   Citi Trends, Inc. (b)                     100,596
    3,044   Conn's, Inc. (b)                           38,050
    3,761   DSW, Inc., Class A (b)                     37,046
    6,364   Group 1 Automotive, Inc.                  165,591
    4,118   hhgregg, Inc. (b)                          62,429
   11,688   Hot Topic, Inc. (b)                        85,439
    4,814   Jos. A. Bank Clothiers, Inc. (b)          165,891
    3,709   Midas, Inc. (b)                            38,870
    5,124   Monro Muffler Brake, Inc.                 131,738
    2,385   Shoe Carnival, Inc. (b)                    28,453
   25,666   Wet Seal, Inc., Class A (b)                78,795
    5,455   Zumiez, Inc. (b)                           43,695
                                                 ------------
                                                    1,363,351
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            TEXTILES, APPAREL & LUXURY
               GOODS -- 2.4%
    7,041   K-Swiss, Inc., Class A               $     59,848
    4,946   Maidenform Brands, Inc. (b)                56,731
    4,671   Movado Group, Inc.                         49,232
    2,625   Perry Ellis International, Inc. (b)        19,110
    4,263   Steven Madden Ltd. (b)                    108,493
    4,037   Volcom, Inc. (b)                           50,463
                                                 ------------
                                                      343,877
                                                 ------------
            THRIFTS & MORTGAGE FINANCE -- 2.8%
    3,258   Berkshire Hills Bancorp, Inc.              67,701
    3,084   First Financial Holdings, Inc.             28,990
    4,134   First Financial Northwest, Inc.            32,328
    4,257   First Place Financial Corp.                13,239
    5,229   Flushing Financial Corp.                   48,891
    2,241   OceanFirst Financial Corp.                 26,825
   11,287   Ocwen Financial Corp. (b)                 146,392
    1,624   WSFS Financial Corp.                       44,352
                                                 ------------
                                                      408,718
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.8%
    2,253   DXP Enterprises, Inc. (b)                  25,842
    7,374   H&E Equipment Services, Inc. (b)           68,947
    4,364   Houston Wire & Cable Co.                   51,975
    8,528   Interline Brands, Inc. (b)                116,663
                                                 ------------
                                                      263,427
                                                 ------------
            WATER UTILITIES -- 0.5%
    3,435   SJW Corp.                                  77,975
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.9%
    6,230   Shenandoah Telecommunications
               Co.                                    126,407
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $20,692,321) (d)                 14,440,643
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (1,821)
                                                 ------------
            NET ASSETS -- 100.0%                 $ 14,438,822
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master limited partnership ("MLP")
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $486,185 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,737,863.


                        See Notes to Financial Statements               Page 45

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $14,440,643    $      --     $      --
                   -------------------------------------------
Total Investments       $14,440,643    $      --     $      --
                   ===========================================


Page 46                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 99.9%
            CAPITAL MARKETS -- 0.3%
    5,727   Legg Mason, Inc.                     $    139,624
                                                 ------------
            CHEMICALS -- 5.1%
    2,875   Cabot Corp.                                36,167
   54,688   E.I. du Pont de Nemours & Co.           1,401,107
    3,133   Eastman Chemical Co.                      118,741
    4,545   Olin Corp.                                 54,040
    8,077   PPG Industries, Inc.                      354,580
    6,968   RPM International, Inc.                    97,831
                                                 ------------
                                                    2,062,466
                                                 ------------
            COMMERCIAL BANKS -- 0.6%
    2,222   Bank of Hawaii Corp.                       79,614
      686   City Holding Co.                           20,827
    1,835   Community Bank System, Inc.                26,718
    3,648   CVB Financial Corp.                        21,778
    2,353   Trustmark Corp.                            45,460
    2,442   United Bankshares, Inc.                    47,717
                                                 ------------
                                                      242,114
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 2.8%
    1,568   Healthcare Services Group, Inc.            28,036
    1,157   McGrath Rentcorp                           22,052
   13,882   Pitney Bowes, Inc.                        304,432
   16,395   R.R. Donnelley & Sons Co.                 190,510
   20,556   Waste Management, Inc.                    578,857
                                                 ------------
                                                    1,123,887
                                                 ------------
            COMPUTERS & PERIPHERALS -- 0.2%
    2,650   Diebold, Inc.                              69,854
                                                 ------------
            CONTAINERS & PACKAGING -- 0.3%
    4,478   Sonoco Products Co.                       107,248
                                                 ------------
            DISTRIBUTORS -- 0.6%
    7,648   Genuine Parts Co.                         256,667
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 0.6%
   13,317   H&R Block, Inc.                           229,452
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 19.4%
  161,476   AT&T, Inc.                              4,011,064
    8,811   CenturyTel, Inc.                          270,498
  115,599   Verizon Communications, Inc.            3,552,357
                                                 ------------
                                                    7,833,919
                                                 ------------
            ELECTRIC UTILITIES -- 17.7%
   28,032   American Electric Power Co., Inc.         809,845
    2,452   Cleco Corp.                                54,974
    5,918   DPL, Inc.                                 137,120
   11,709   Edison International                      368,365
    2,672   Empire District Electric (The) Co.         44,141
   28,099   Exelon Corp.                            1,438,950
   16,963   FirstEnergy Corp.                         657,316
    6,054   Hawaiian Electric Industries, Inc.        115,389


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            ELECTRIC UTILITIES (CONTINUED)
    2,261   IDACORP, Inc.                        $     59,103
    7,602   Northeast Utilities                       169,601
   17,937   Pepco Holdings, Inc.                      241,073
    7,274   Pinnacle West Capital Corp.               219,311
   15,775   PPL Corp.                                 519,944
   18,741   Progress Energy, Inc.                     708,972
   44,820   Southern Co.                            1,396,591
    2,328   UIL Holdings Corp.                         52,264
    1,519   Unisource Energy Corp.                     40,314
    7,110   Westar Energy, Inc.                       133,455
                                                 ------------
                                                    7,166,728
                                                 ------------
            ELECTRICAL EQUIPMENT -- 2.5%
   29,637   Emerson Electric Co.                      960,239
    2,027   Hubbell, Inc., Class B                     64,985
                                                 ------------
                                                    1,025,224
                                                 ------------
            FOOD & STAPLES RETAILING -- 0.3%
    9,977   SUPERVALU, Inc.                           129,202
                                                 ------------
            FOOD PRODUCTS -- 5.2%
      875   Cal-Maine Foods, Inc.                      21,840
   14,581   H.J. Heinz Co.                            520,542
   62,342   Kraft Foods, Inc., Class A              1,579,746
                                                 ------------
                                                    2,122,128
                                                 ------------
            GAS UTILITIES -- 1.8%
    4,139   AGL Resources, Inc.                       131,620
    4,854   Atmos Energy Corp.                        121,544
      942   Laclede Group (The), Inc.                  31,209
    2,410   Nicor, Inc.                                83,434
    5,288   ONEOK, Inc.                               155,943
    3,014   Piedmont Natural Gas Co., Inc.             72,668
    1,963   Southwest Gas Corp.                        43,598
    2,303   WGL Holdings, Inc.                         73,742
                                                 ------------
                                                      713,758
                                                 ------------
            HOUSEHOLD PRODUCTS -- 2.5%
   19,437   Kimberly-Clark Corp.                    1,019,082
                                                 ------------
            INSURANCE -- 1.3%
    5,993   Arthur J. Gallagher & Co.                 127,891
      390   Baldwin & Lyons, Inc., Class B              7,683
   10,149   Cincinnati Financial Corp.                226,830
    1,627   Erie Indemnity Co., Class A                58,182
      511   Harleysville Group, Inc.                   14,420
    1,868   Mercury General Corp.                      62,447
      794   Safety Insurance Group, Inc.               24,265
                                                 ------------
                                                      521,718
                                                 ------------
            IT SERVICES -- 0.9%
   14,721   Paychex, Inc.                             370,969
                                                 ------------
            LEISURE EQUIPMENT & PRODUCTS -- 0.8%
   17,168   Mattel, Inc.                              275,546
    1,689   Polaris Industries, Inc.                   54,251
                                                 ------------
                                                      329,797
                                                 ------------


              See Notes to Financial Statements                         Page 47

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MACHINERY -- 0.1%
    2,103   Barnes Group, Inc.                   $     25,005
                                                 ------------
            MEDIA -- 0.1%
    4,497   Regal Entertainment Group, Class A         59,765
                                                 ------------
            MULTI-UTILITIES -- 11.9%
    6,670   Alliant Energy Corp.                      174,287
    2,761   Avista Corp.                               49,173
    2,375   Black Hills Corp.                          54,601
   22,077   CenterPoint Energy, Inc.                  244,613
      772   CH Energy Group, Inc.                      36,052
   17,580   Consolidated Edison, Inc.                 657,844
   31,484   Dominion Resources, Inc.                1,052,195
   11,046   DTE Energy Co.                            353,472
   22,460   NiSource, Inc.                            261,884
    5,135   NSTAR                                     164,885
    4,918   OGE Energy Corp.                          139,278
   21,290   Public Service Enterprise Group, Inc.     694,693
    6,610   SCANA Corp.                               214,627
   13,424   TECO Energy, Inc.                         160,148
    4,606   Vectren Corp.                             107,918
   24,031   Xcel Energy, Inc.                         442,411
                                                 ------------
                                                    4,808,081
                                                 ------------
            PHARMACEUTICALS -- 20.2%
  124,910   Bristol-Myers Squibb Co.                2,536,922
   57,885   Eli Lilly & Co.                         2,005,137
  130,492   Merck & Co., Inc.                       3,648,556
                                                 ------------
                                                    8,190,615
                                                 ------------
            SPECIALTY RETAIL -- 0.6%
    8,970   Foot Locker, Inc.                          93,916
   13,833   Limited Brands, Inc.                      165,581
                                                 ------------
                                                      259,497
                                                 ------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.5%
    3,616   VF Corp.                                  200,146
                                                 ------------
            THRIFTS & MORTGAGE FINANCE -- 1.9%
    6,905   First Niagara Financial Group, Inc.        78,855
   22,147   Hudson City Bancorp, Inc.                 294,334
   31,585   New York Community Bancorp, Inc.          337,644
      896   Northwest Bancorp, Inc.                    16,898
    2,476   Provident Financial Services, Inc.         22,531
                                                 ------------
                                                      750,262
                                                 ------------
            TOBACCO -- 1.6%
   15,694   Reynolds American, Inc.                   606,102
    1,371   Universal Corp.                            45,394
                                                 ------------
                                                      651,496
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.1%
    2,005   GATX Corp.                                 51,569
                                                 ------------


            DESCRIPTION                          VALUE
--------------------------------------------------------------

            TOTAL INVESTMENTS -- 99.9%
            (Cost $43,988,745) (b)               $ 40,460,273
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                     21,927
                                                 ------------
            NET ASSETS -- 100.0%                 $ 40,482,200
                                                 ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $236,832 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,765,304.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------

Common Stock            $40,460,273    $      --     $      --
                   -------------------------------------------
Total Investments       $40,460,273    $      --     $      --
                   ===========================================


Page 48                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.7%
    1,035   DigitalGlobe, Inc. (b)               $     19,872
    1,314   DynCorp International, Inc.,
               Class A (b)                             22,062
    3,232   Spirit AeroSystems Holdings, Inc.,
               Class A (b)                             44,407
      551   Stanley, Inc. (b)                          18,117
    1,114   TransDigm Group, Inc. (b)                  40,327
                                                 ------------
                                                      144,785
                                                 ------------
            AIRLINES -- 0.2%
      466   Allegiant Travel Co. (b)                   18,472
                                                 ------------
            AUTO COMPONENTS -- 0.3%
    1,476   WABCO Holdings, Inc.                       26,125
                                                 ------------
            BEVERAGES -- 1.4%
    5,853   Dr. Pepper Snapple Group, Inc. (b)        124,025
                                                 ------------
            BIOTECHNOLOGY -- 0.3%
      876   Acorda Therapeutics, Inc. (b)              24,694
                                                 ------------
            CAPITAL MARKETS -- 3.9%
    5,875   Ameriprise Financial, Inc.                142,586
      696   KBW, Inc. (b)                              20,017
    1,545   Lazard Ltd., Class A                       41,591
    2,820   MF Global Ltd. (b)                         16,723
    8,217   Och-Ziff Capital Management
               Group LLC, Class A                      73,214
    1,334   optionsXpress Holdings, Inc.               20,717
    1,421   RiskMetrics Group, Inc. (b)                25,095
                                                 ------------
                                                      339,943
                                                 ------------
            CHEMICALS -- 2.2%
    3,309   Celanese Corp., Class A                    78,589
    1,116   CF Industries Holdings, Inc.               82,740
    5,475   Huntsman Corp.                             27,539
                                                 ------------
                                                      188,868
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 0.2%
    2,036   EnergySolutions, Inc.                      18,731
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 0.5%
    1,633   Starent Networks Corp. (b)                 39,862
                                                 ------------
            COMPUTERS & PERIPHERALS -- 1.1%
    3,982   Teradata Corp. (b)                         93,298
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 1.7%
    2,517   Aecom Technology Corp. (b)                 80,544
    3,700   KBR, Inc.                                  68,228
                                                 ------------
                                                      148,772
                                                 ------------
            CONSUMER FINANCE -- 1.3%
   11,104   Discover Financial Services               114,038
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            DIVERSIFIED CONSUMER
               SERVICES -- 0.7%
    1,225   Bridgepoint Education, Inc. (b)      $     20,825
      385   Capella Education Co. (b)                  23,081
    1,049   Grand Canyon Education, Inc. (b)           17,602
                                                 ------------
                                                       61,508
                                                 ------------
            DIVERSIFIED FINANCIAL SERVICES -- 0.8%
      935   Interactive Brokers Group, Inc.,
               Class A (b)                             14,521
    2,308   MSCI, Inc., Class A (b)                    56,407
                                                 ------------
                                                       70,928
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.5%
   16,689   Clearwire Corp., Class A (b)               92,290
      757   Neutral Tandem, Inc. (b)                   22,347
      976   NTELOS Holdings Corp.                      17,978
                                                 ------------
                                                      132,615
                                                 ------------
            ELECTRIC UTILITIES -- 0.6%
    1,147   ITC Holdings Corp.                         52,028
                                                 ------------
            ELECTRICAL EQUIPMENT -- 4.5%
    1,948   First Solar, Inc. (b)                     315,810
    3,294   GT Solar International, Inc. (b)           17,524
    2,225   SunPower Corp., Class A (b)                59,274
                                                 ------------
                                                      392,608
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.4%
    2,607   Dolby Laboratories, Inc., Class A (b)      97,189
   10,560   Tyco Electronics Ltd.                     196,310
                                                 ------------
                                                      293,499
                                                 ------------
            ENERGY EQUIPMENT & SERVICES -- 0.8%
    2,174   Cal Dive International, Inc. (b)           18,762
    1,900   Dresser-Rand Group, Inc. (b)               49,590
                                                 ------------
                                                       68,352
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 6.1%
   11,621   Covidien PLC                              435,090
    2,461   ev3, Inc. (b)                              26,382
    1,326   Masimo Corp. (b)                           31,970
      840   NuVasive, Inc. (b)                         37,464
                                                 ------------
                                                      530,906
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.2%
    1,053   MedAssets, Inc. (b)                        20,481
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE -- 2.3%
    3,107   Burger King Holdings, Inc.                 53,658
    4,173   Tim Hortons, Inc.                         102,405
    4,106   Wyndham Worldwide Corp.                    49,765
                                                 ------------
                                                      205,828
                                                 ------------


              See Notes to Financial Statements                         Page 49

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.5%
    1,046   Ormat Technologies, Inc.             $     42,164
                                                 ------------
            INSURANCE -- 1.5%
    1,142   Allied World Assurance Holdings Ltd.       46,628
    1,957   Flagstone Reinsurance Holdings Ltd.        20,157
    2,193   OneBeacon Insurance Group Ltd.,
               Class A                                 25,636
    1,748   Validus Holdings Ltd.                      38,421
                                                 ------------
                                                      130,842
                                                 ------------
            INTERNET SOFTWARE & SERVICES -- 1.6%
    1,758   Omniture, Inc. (b)                         22,081
    2,768   Rackspace Hosting, Inc. (b)                38,365
      974   VistaPrint Ltd. (b)                        41,541
    1,345   WebMD Health Corp., Class A (b)            40,242
                                                 ------------
                                                      142,229
                                                 ------------
            IT SERVICES -- 22.0%
    3,234   Broadridge Financial Solutions, Inc.       53,620
    4,947   Genpact Ltd. (b)                           58,127
    2,983   MasterCard, Inc., Class A                 499,086
    2,769   Metavante Technologies, Inc. (b)           71,606
    1,667   NeuStar, Inc., Class A (b)                 36,941
    4,701   SAIC, Inc. (b)                             87,203
   13,773   Visa, Inc., Class A                       857,507
   16,170   Western Union Co.                         265,188
                                                 ------------
                                                    1,929,278
                                                 ------------
            MARINE -- 0.2%
      731   Genco Shipping & Trading Ltd.              15,877
                                                 ------------
            Media -- 8.6%
    2,520   Cinemark Holdings, Inc.                    28,527
    1,100   Morningstar, Inc. (b)                      45,353
    3,793   Scripps Networks Interactive, Inc.,
               Class A                                105,559
    8,124   Time Warner Cable, Inc., Class A          257,287
   13,983   Viacom, Inc., Class B (b)                 317,414
                                                 ------------
                                                      754,140
                                                 ------------
            OIL, GAS & CONSUMABLE
               FUELS -- 7.3%
    1,645   Alpha Natural Resources, Inc. (b)          43,214
    1,048   Bill Barrett Corp. (b)                     28,778
    1,766   Concho Resources, Inc. (b)                 50,667
    3,911   Continental Resources, Inc. (b)           108,530
    1,989   CVR Energy, Inc. (b)                       14,580
    4,867   EXCO Resources, Inc. (b)                   62,882
    1,030   Foundation Coal Holdings, Inc.             28,953
    2,077   Patriot Coal Corp. (b)                     13,251
    4,194   SandRidge Energy, Inc. (b)                 35,733
   14,871   Spectra Energy Corp.                      251,617
                                                 ------------
                                                      638,205
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            PERSONAL PRODUCTS -- 2.4%
    2,120   Bare Escentuals, Inc. (b)            $     18,804
    1,420   Herbalife Ltd.                             44,787
    4,715   Mead Johnson Nutrition Co.,
               Class A (b)                            149,796
                                                 ------------
                                                      213,387
                                                 ------------
            PHARMACEUTICALS -- 0.9%
    5,794   Warner Chilcott Ltd., Class A (b)          76,191
                                                 ------------
            PROFESSIONAL SERVICES -- 0.8%
    1,453   IHS, Inc., Class A (b)                     72,461
                                                 ------------
            ROAD & RAIL -- 0.8%
    8,526   Hertz Global Holdings, Inc. (b)            68,123
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.8%
    1,408   Atheros Communications (b)                 27,090
      952   Cavium Networks, Inc. (b)                  16,003
      689   Hittite Microwave Corp. (b)                23,943
                                                 ------------
                                                       67,036
                                                 ------------
            SOFTWARE -- 0.7%
    1,480   Solarwinds, Inc. (b)                       24,405
    1,603   Solera Holdings, Inc. (b)                  40,716
                                                 ------------
                                                       65,121
                                                 ------------
            SPECIALTY RETAIL -- 0.4%
    1,442   J. Crew Group, Inc. (b)                    38,963
                                                 ------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.4%
    2,184   Hanesbrands, Inc. (b)                      32,782
                                                 ------------
            TOBACCO -- 13.1%
    3,877   Lorillard, Inc.                           262,744
   20,357   Philip Morris International, Inc.         887,973
                                                 ------------
                                                    1,150,717
                                                 ------------
            WATER UTILITIES -- 0.8%
    3,690   American Water Works Co., Inc.             70,516
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.5%
    8,111   MetroPCS Communications, Inc. (b)         107,958
    1,578   Syniverse Holdings, Inc. (b)               25,295
                                                 ------------
                                                      133,253
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $10,874,404) (c)                  8,751,651
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (3,199)
                                                 ------------
            NET ASSETS -- 100.0%                 $  8,748,452
                                                 ============


Page 50                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $190,411 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,313,164.



--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock           $  8,751,651    $      --     $      --
                   -------------------------------------------
Total Investments      $  8,751,651    $      --     $      --
                   ===========================================


                        See Notes to Financial Statements               Page 51

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AIR FREIGHT & LOGISTICS -- 2.0%
    4,531   C.H. Robinson Worldwide, Inc.        $    236,292
    6,929   Expeditors International of
               Washington, Inc.                       231,013
                                                 ------------
                                                      467,305
                                                 ------------
            AIRLINES -- 1.0%
    8,255   Ryanair Holdings PLC, ADR (b)             234,359
                                                 ------------
            BEVERAGES -- 1.0%
    7,431   Hansen Natural Corp. (b)                  229,023
                                                 ------------
            BIOTECHNOLOGY -- 6.9%
    4,369   Amgen, Inc. (b)                           231,295
    4,419   Biogen Idec, Inc. (b)                     199,518
    4,870   Celgene Corp. (b)                         232,981
    3,854   Cephalon, Inc. (b)                        218,329
    4,156   Genzyme Corp. (b)                         231,364
    4,863   Gilead Sciences, Inc. (b)                 227,783
    6,854   Vertex Pharmaceuticals, Inc. (b)          244,277
                                                 ------------
                                                    1,585,547
                                                 ------------
            CHEMICALS -- 1.0%
    4,736   Sigma-Aldrich Corp.                       234,716
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 2.0%
   10,203   Cintas Corp.                              233,037
    4,466   Stericycle, Inc. (b)                      230,133
                                                 ------------
                                                      463,170
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 4.0%
   12,085   Cisco Systems, Inc. (b)                   225,264
   10,199   Juniper Networks, Inc. (b)                240,697
    4,971   QUALCOMM, Inc.                            224,689
    3,135   Research In Motion Ltd. (b)               222,742
                                                 ------------
                                                      913,392
                                                 ------------
            COMPUTERS & PERIPHERALS -- 6.2%
    1,639   Apple, Inc. (b)                           233,443
   17,205   Dell, Inc. (b)                            236,225
   16,763   Logitech International S.A. (b)           234,682
   11,696   NetApp, Inc. (b)                          230,645
   23,597   Seagate Technology                        246,824
   24,935   Sun Microsystems, Inc. (b)                229,901
                                                 ------------
                                                    1,411,720
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 1.0%
    9,216   Foster Wheeler AG (b)                     218,880
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 1.1%
    3,455   Apollo Group, Inc., Class A (b)           245,720
                                                 ------------
            ELECTRICAL EQUIPMENT -- 0.9%
    1,318   First Solar, Inc. (b)                     213,674
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.9%
   52,564   Flextronics International Ltd. (b)        216,038
    9,972   FLIR Systems, Inc. (b)                    224,968
                                                 ------------
                                                      441,006
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            FOOD & STAPLES RETAILING -- 1.0%
    4,959   Costco Wholesale Corp.               $    226,626
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 3.0%
    7,614   DENTSPLY International, Inc.              232,379
   16,114   Hologic, Inc. (b)                         229,302
    1,419   Intuitive Surgical, Inc. (b)              232,234
                                                 ------------
                                                      693,915
                                                 ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.1%
    3,444   Express Scripts, Inc. (b)                 236,775
    5,024   Henry Schein, Inc. (b)                    240,901
   10,972   Patterson Cos., Inc. (b)                  238,092
                                                 ------------
                                                      715,768
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 1.9%
   16,057   Starbucks Corp. (b)                       223,032
    6,181   Wynn Resorts Ltd. (b)                     218,189
                                                 ------------
                                                      441,221
                                                 ------------
            HOUSEHOLD DURABLES -- 1.1%
   10,267   Garmin Ltd.                               244,560
                                                 ------------
            INTERNET & CATALOG RETAIL -- 2.9%
    2,756   Amazon.com, Inc. (b)                      230,567
   13,799   Expedia, Inc. (b)                         208,503
   43,061   Liberty Media Corp. - Interactive,
               Class A (b)                            215,735
                                                 ------------
                                                      654,805
                                                 ------------
            INTERNET SOFTWARE & SERVICES -- 6.9%
   11,143   Akamai Technologies, Inc. (b)             213,723
      768   Baidu.com, Inc., ADR (b)                  231,237
   13,232   eBay, Inc. (b)                            226,664
      544   Google, Inc., Class A (b)                 229,345
   13,900   IAC/InterActiveCorp (b)                   223,095
   12,293   VeriSign, Inc. (b)                        227,175
   14,472   Yahoo!, Inc. (b)                          226,631
                                                 ------------
                                                    1,577,870
                                                 ------------
            IT SERVICES -- 5.0%
    6,408   Automatic Data Processing, Inc.           227,100
    8,894   Cognizant Technology Solutions
               Corp., Class A (b)                     237,470
    4,994   Fiserv, Inc. (b)                          228,226
    6,325   Infosys Technologies Ltd., ADR            232,633
    8,561   Paychex, Inc.                             215,737
                                                 ------------
                                                    1,141,166
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES -- 3.1%
    6,202   Illumina, Inc. (b)                        241,506
    5,728   Life Technologies Corp. (b)               238,972
    9,856   Pharmaceutical Product Development,
               Inc. 228,856
                                                 ------------
                                                      709,334
                                                 ------------
            MACHINERY -- 2.0%
    6,247   Joy Global, Inc.                          223,143
    7,277   PACCAR, Inc.                              236,575
                                                 ------------
                                                      459,718
                                                 ------------


Page 52                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MEDIA -- 5.1%
   16,485   Comcast Corp., Class A               $    238,868
    9,656   DIRECTV Group (The), Inc. (b)             238,600
   15,063   DISH Network Corp., Class A (b)           244,171
   15,173   Liberty Global, Inc., Class A (b)         241,099
   23,968   News Corp., Class A                       218,348
                                                 ------------
                                                    1,181,086
                                                 ------------
            METALS & MINING -- 1.0%
   14,809   Steel Dynamics, Inc.                      218,137
                                                 ------------
            MULTILINE RETAIL -- 1.0%
    3,480   Sears Holdings Corp. (b)                  231,490
                                                 ------------
            PHARMACEUTICALS -- 2.0%
    4,837   Teva Pharmaceutical Industries
               Ltd., ADR                              238,658
   17,629   Warner Chilcott Ltd., Class A (b)         231,821
                                                 ------------
                                                      470,479
                                                 ------------
            ROAD & RAIL -- 1.0%
    7,280   J.B. Hunt Transport Services, Inc.        222,258
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 12.0%
   14,002   Altera Corp.                              227,953
   20,825   Applied Materials, Inc.                   228,450
    8,970   Broadcom Corp., Class A (b)               222,366
   14,282   Intel Corp.                               236,367
    9,031   KLA-Tencor Corp.                          228,033
    9,287   Lam Research Corp. (b)                    241,462
   10,240   Linear Technology Corp.                   239,104
   19,023   Marvell Technology Group Ltd. (b)         221,428
   14,202   Maxim Integrated Products, Inc.           222,829
   10,176   Microchip Technology, Inc.                229,469
   20,379   NVIDIA Corp. (b)                          230,079
   11,393   Xilinx, Inc.                              233,101
                                                 ------------
                                                    2,760,641
                                                 ------------
            SOFTWARE -- 10.9%
   17,753   Activision Blizzard, Inc. (b)             224,220
    7,796   Adobe Systems, Inc. (b)                   220,627
   11,132   Autodesk, Inc. (b)                        211,285
   13,278   CA, Inc.                                  231,436
    9,776   Check Point Software
               Technologies, Ltd. (b)                 229,443
    7,051   Citrix Systems, Inc. (b)                  224,856
   11,035   Electronic Arts, Inc. (b)                 239,680
    8,140   Intuit, Inc. (b)                          229,222
    9,500   Microsoft Corp.                           225,815
   11,067   Oracle Corp.                              237,055
   14,399   Symantec Corp. (b)                        224,049
                                                 ------------
                                                    2,497,688
                                                 ------------
            SPECIALTY RETAIL -- 5.0%
    8,014   Bed Bath & Beyond, Inc. (b)               246,431
    6,099   O'Reilly Automotive, Inc. (b)             232,250
    5,914   Ross Stores, Inc.                         228,280
   11,247   Staples, Inc.                             226,852
   10,610   Urban Outfitters, Inc. (b)                221,431
                                                 ------------
                                                    1,155,244
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            TRADING COMPANIES &
               DISTRIBUTORS -- 1.0%
    6,866   Fastenal Co.                         $   227,745
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 2.0%
    4,079   Millicom International Cellular
               S.A. (b)                               229,484
   11,438   NII Holdings, Inc. (b)                    218,123
                                                 ------------
                                                      447,607
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $25,237,738) (c)                 22,935,870
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                      8,054
                                                 ------------
            NET ASSETS -- 100.0%                 $ 22,943,924
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,468,244 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,770,112.

ADR -- American Depositary Receipt.



--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $22,935,870    $      --     $      --
                   -------------------------------------------
Total Investments       $22,935,870    $      --     $      --
                   ===========================================


                        See Notes to Financial Statements               Page 53

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 99.9%
            COMMUNICATIONS EQUIPMENT -- 10.2%
   28,754   Cisco Systems, Inc. (b)              $    535,975
   24,265   Juniper Networks, Inc. (b)                572,654
   11,827   QUALCOMM, Inc.                            534,580
    7,459   Research In Motion Ltd. (b)               529,962
                                                 ------------
                                                    2,173,171
                                                 ------------
            COMPUTERS & PERIPHERALS -- 15.8%
    3,900   Apple, Inc. (b)                           555,477
   40,935   Dell, Inc. (b)                            562,038
   39,885   Logitech International S.A. (b)           558,390
   27,827   NetApp, Inc. (b)                          548,748
   56,143   Seagate Technology                        587,256
   59,327   Sun Microsystems, Inc. (b)                546,995
                                                 ------------
                                                    3,358,904
                                                 ------------
            INTERNET SOFTWARE & SERVICES -- 15.1%
   26,512   Akamai Technologies, Inc. (b)             508,500
    1,828   Baidu.com, Inc., ADR (b)                  550,393
    1,295   Google, Inc., Class A (b)                 545,959
   33,071   IAC/InterActiveCorp (b)                   530,790
   29,249   VeriSign, Inc. (b)                        540,521
   34,432   Yahoo!, Inc. (b)                          539,205
                                                 ------------
                                                    3,215,368
                                                 ------------
            IT SERVICES -- 5.3%
   21,160   Cognizant Technology Solutions
               Corp., Class A (b)                     564,972
   15,049   Infosys Technologies Ltd., ADR            553,502
                                                 ------------
                                                    1,118,474
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 30.8%
   33,315   Altera Corp.                              542,368
   49,547   Applied Materials, Inc.                   543,531
   21,343   Broadcom Corp., Class A (b)               529,093
   33,980   Intel Corp.                               562,369
   21,486   KLA-Tencor Corp.                          542,522
   22,097   Lam Research Corp. (b)                    574,522
   24,363   Linear Technology Corp.                   568,876
   45,260   Marvell Technology Group Ltd. (b)         526,826
   33,790   Maxim Integrated Products, Inc.           530,165
   24,211   Microchip Technology, Inc.                545,958
   48,487   NVIDIA Corp. (b)                          547,418
   27,106   Xilinx, Inc.                              554,589
                                                 ------------
                                                    6,568,237
                                                 ------------
            SOFTWARE -- 22.7%
   18,548   Adobe Systems, Inc. (b)                   524,908
   26,486   Autodesk, Inc. (b)                        502,704
   31,593   CA, Inc.                                  550,666
   23,259   Check Point Software
               Technologies, Ltd. (b)                 545,888
   16,775   Citrix Systems, Inc. (b)                  534,955
   19,367   Intuit, Inc. (b)                          545,375


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            SOFTWARE (CONTINUED)
   22,602   Microsoft Corp.                      $    537,250
   26,332   Oracle Corp.                              564,031
   34,259   Symantec Corp. (b)                        533,070
                                                 ------------
                                                    4,838,847
                                                 ------------

            TOTAL INVESTMENTS -- 99.9
            (Cost $23,067,543) (c)                 21,273,001
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                     26,465
                                                 ------------
            NET ASSETS -- 100.0%                 $ 21,299,466
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,077,015 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,871,557.

ADR - American Depositary Receipt.



--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $21,273,001    $      --     $      --
                   -------------------------------------------
Total Investments       $21,273,001    $      --     $      --
                   ===========================================


Page 54                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (d)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


     SHARES    DESCRIPTION                       VALUE
--------------------------------------------------------------

               COMMON STOCKS -- 98.4%
               BIOTECHNOLOGY -- 70.6%
      72,071   Alexion Pharmaceuticals, Inc. (b) $  2,963,560
      55,665   Amgen, Inc. (b)                      2,946,905
     271,701   Amylin Pharmaceuticals, Inc. (b)     3,667,964
      55,275   Biogen Idec, Inc. (b)                2,495,666
     368,823   Celera Corp. (b)                     2,814,119
      72,182   Celgene Corp. (b)                    3,453,187
      41,127   Cephalon, Inc. (b)                   2,329,845
      50,240   Genzyme Corp. (b)                    2,796,861
      61,870   Gilead Sciences, Inc. (b)            2,897,991
   1,868,934   Human Genome Sciences, Inc. (b)      5,345,151
     185,251   InterMune, Inc. (b)                  2,815,815
      64,028   Myriad Genetics, Inc. (b)            2,282,598
      82,134   OSI Pharmaceuticals, Inc. (b)        2,318,643
      98,680   Vertex Pharmaceuticals, Inc. (b)     3,516,955
                                                -------------
                                                   42,645,260
                                                -------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 27.8%
     663,306   Affymetrix, Inc. (b)                 3,933,405
      73,860   Illumina, Inc. (b)                   2,876,108
      82,254   Life Technologies Corp. (b)          3,431,637
      42,017   Millipore Corp. (b)                  2,950,013
     453,506   Nektar Therapeutics (b)              2,938,719
     170,023   Sequenom, Inc. (b)                     664,790
                                                -------------
                                                   16,794,672
                                                 ------------

               TOTAL INVESTMENTS -- 98.4%
               (Cost $66,020,919) (c)              59,439,932
               NET OTHER ASSETS AND
                  LIABILITIES -- 1.6%                 939,725
                                                 ------------
               NET ASSETS -- 100.0%              $ 60,379,657
                                                 ============

(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,916,469 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,497,456.
(d)  Formerly known as First Trust Amex(R) Biotechnology Index Fund.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $59,439,932    $      --     $      --
                   -------------------------------------------
Total Investments       $59,439,932    $      --     $      --
                   ===========================================


                        See Notes to Financial Statements               Page 55

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            CAPITAL MARKETS -- 5.6%
  638,690   E*TRADE Financial Corp. (b)          $    817,523
   60,820   TD Ameritrade Holding Corp. (b)         1,066,783
                                                 ------------
                                                    1,884,306
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 7.1%
   69,310   Juniper Networks, Inc. (b)              1,635,716
   30,805   NETGEAR, Inc. (b)                         443,900
  203,963   Sonus Networks, Inc. (b)                  328,380
                                                 ------------
                                                    2,407,996
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 4.0%
   40,334   Allscripts-Misys Healthcare
               Solutions, Inc.                        639,697
   54,073   Hlth Corp. (b)                            708,357
                                                 ------------
                                                    1,348,054
                                                 ------------
            INTERNET & CATALOG RETAIL -- 17.6%
   26,352   Amazon.com, Inc. (b)                    2,204,608
   11,123   Blue Nile, Inc. (b)                       478,178
   61,239   Expedia, Inc. (b)                         925,321
   20,811   NetFlix, Inc. (b)                         860,327
   10,238   Priceline.com, Inc. (b)                 1,142,049
   47,781   Ticketmaster Entertainment, Inc. (b)      306,754
                                                 ------------
                                                    5,917,237
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 43.9%
   47,319   Akamai Technologies, Inc. (b)             907,578
  119,701   Art Technology Group, Inc. (b)            454,864
   29,815   DealerTrack Holdings, Inc. (b)            506,855
   18,737   Digital River, Inc. (b)                   680,528
   72,167   EarthLink, Inc. (b)                       534,757
  110,824   eBay, Inc. (b)                          1,898,415
    8,012   Google, Inc., Class A (b)               3,377,779
   47,721   IAC/InterActiveCorp (b)                   765,922
   82,642   Internap Network Services Corp. (b)       288,421
   26,718   j2 Global Communications, Inc. (b)        602,758
  114,344   RealNetworks, Inc. (b)                    341,889
   69,815   United Online, Inc.                       454,496
   51,977   ValueClick, Inc. (b)                      546,798
   54,903   VeriSign, Inc. (b)                      1,014,607
   20,407   Vocus, Inc. (b)                           403,242
  126,715   Yahoo!, Inc. (b)                        1,984,357
                                                 ------------
                                                   14,763,266
                                                 ------------
            IT SERVICES -- 3.4%
   41,792   CyberSource Corp. (b)                     639,418
   80,498   Sapient Corp. (b)                         506,332
                                                 ------------
                                                    1,145,750
                                                 ------------
            PROFESSIONAL SERVICES -- 2.1%
   58,717   Monster Worldwide, Inc. (b)               693,448
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            SOFTWARE -- 16.3%
   55,992   Ariba, Inc. (b)                      $    550,961
   46,006   Check Point Software
               Technologies, Ltd. (b)               1,079,761
   21,934   Concur Technologies, Inc. (b)             681,709
   42,304   Quest Software, Inc. (b)                  589,718
   27,027   Salesforce.com, Inc. (b)                1,031,620
   62,977   SonicWALL, Inc. (b)                       345,114
   99,176   TIBCO Software, Inc. (b)                  711,092
   28,668   Websense, Inc. (b)                        511,437
                                                 ------------
                                                    5,501,412
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $33,766,137) (c)                 33,661,469
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (7,494)
                                                 ------------
            NET ASSETS -- 100.0%                 $ 33,653,975
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,742,578 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,847,246.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $33,661,469    $      --     $      --
                   -------------------------------------------
Total Investments       $33,661,469    $      --     $      --
                   ===========================================


Page 56                 See Notes to Financial Statements

FIRST TRUST DB STRATEGIC VALUE INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 7.2%
   16,606   General Dynamics Corp.               $    919,806
   21,799   Raytheon Co.                              968,530
   20,579   Rockwell Collins, Inc.                    858,762
                                                 ------------
                                                    2,747,098
                                                 ------------
            BEVERAGES -- 2.6%
   17,902   PepsiCo, Inc.                             983,894
                                                 ------------
            BIOTECHNOLOGY -- 4.8%
   19,239   Amgen, Inc. (b)                         1,018,513
   18,464   Biogen Idec, Inc. (b)                     833,649
                                                 ------------
                                                    1,852,162
                                                 ------------
            COMPUTERS & PERIPHERALS -- 8.3%
   81,108   Dell, Inc. (b)                          1,113,613
   76,434   EMC Corp. (b)                           1,001,285
   27,243   Hewlett-Packard Co.                     1,052,942
                                                 ------------
                                                    3,167,840
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 2.5%
   18,994   Fluor Corp.                               974,202
                                                 ------------
            ENERGY EQUIPMENT &
               SERVICES -- 4.7%
   24,492   Baker Hughes, Inc.                        892,488
   42,988   Halliburton Co.                           889,852
                                                 ------------
                                                    1,782,340
                                                 ------------
            FOOD PRODUCTS -- 2.4%
   34,581   Archer-Daniels-Midland Co.                925,733
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 7.6%
   28,763   Medtronic, Inc.                         1,003,541
   24,269   Stryker Corp.                             964,450
   22,229   Zimmer Holdings, Inc. (b)                 946,956
                                                 ------------
                                                    2,914,947
                                                 ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 5.4%
   32,922   Cardinal Health, Inc.                   1,005,767
   24,221   McKesson Corp.                          1,065,724
                                                 ------------
                                                    2,071,491
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 2.5%
   37,761   Carnival Corp.                            973,101
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 2.2%
   71,874   General Electric Co.                      842,363
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 4.8%
   54,522   eBay, Inc. (b)                            933,962
   58,873   Yahoo!, Inc. (b)                          921,951
                                                 ------------
                                                    1,855,913
                                                 ------------
            MEDIA -- 4.9%
   95,654   News Corp., Class A                       871,408
   40,091   Time Warner, Inc.                       1,009,892
                                                 ------------
                                                    1,881,300
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            OIL, GAS & CONSUMABLE
               FUELS -- 16.4%
   11,784   Apache Corp.                         $    850,216
   14,063   Chevron Corp.                             931,674
   21,349   ConocoPhillips                            897,939
   15,027   Devon Energy Corp.                        818,971
   13,405   EOG Resources, Inc.                       910,468
   31,077   Marathon Oil Corp.                        936,350
   14,361   Occidental Petroleum Corp.                945,097
                                                 ------------
                                                    6,290,715
                                                 ------------
            PHARMACEUTICALS -- 18.4%
   49,120   Bristol-Myers Squibb Co.                  997,627
   28,546   Eli Lilly & Co.                           988,834
   41,201   Forest Laboratories, Inc. (b)           1,034,557
   17,575   Johnson & Johnson                         998,260
   36,923   Merck & Co., Inc.                       1,032,367
   67,036   Pfizer, Inc.                            1,005,540
   22,194   Wyeth                                   1,007,386
                                                 ------------
                                                    7,064,571
                                                 ------------
            SOFTWARE -- 2.8%
   44,956   Microsoft Corp.                         1,068,604
                                                 ------------
            SPECIALTY RETAIL -- 2.5%
   57,935   Gap (The), Inc.                           950,134
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $38,928,027) (c)                 38,346,408
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                      6,615
                                                 ------------
            NET ASSETS -- 100.0%                 $ 38,353,023
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,555,807 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,137,426.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $38,346,408    $      --     $      --
                   -------------------------------------------
Total Investments       $38,346,408    $      --     $      --
                   ===========================================


                        See Notes to Financial Statements               Page 57

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 5.3%
      512   Cubic Corp.                          $     18,324
      625   Esterline Technologies Corp. (b)           16,919
    1,799   Honeywell International, Inc.              56,488
      761   L-3 Communications Holdings, Inc.          52,798
      758   Lockheed Martin Corp.                      61,133
    1,601   Rockwell Collins, Inc.                     66,810
      354   Triumph Group, Inc.                        14,160
                                                 ------------
                                                      286,632
                                                 ------------
            AUTO COMPONENTS -- 0.6%
    1,196   Autoliv, Inc.                              34,409
                                                 ------------
            BEVERAGES -- 1.7%
    4,439   Coca-Cola Enterprises, Inc.                73,909
      674   Hansen Natural Corp. (b)                   20,773
                                                 ------------
                                                       94,682
                                                 ------------
            BUILDING PRODUCTS -- 0.5%
      858   Lennox International, Inc.                 27,550
                                                 ------------
            Capital Markets -- 1.2%
    1,106   Federated Investors, Inc., Class B         26,644
    2,365   Knight Capital Group, Inc.,
               Class A (b)                             40,323
                                                 ------------
                                                       66,967
                                                 ------------
            CHEMICALS -- 1.6%
    1,067   American Vanguard Corp.                    12,057
      500   FMC Corp.                                  23,650
      357   Minerals Technologies, Inc.                12,859
    1,115   Olin Corp.                                 13,257
      792   OM Group, Inc. (b)                         22,984
                                                 ------------
                                                       84,807
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 0.7%
    1,076   Geo Group (The), Inc. (b)                  19,992
      516   United Stationers, Inc. (b)                17,998
                                                 ------------
                                                       37,990
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 2.9%
    6,124   3Com Corp. (b)                             28,844
      693   Black Box Corp.                            23,195
    1,475   Ciena Corp. (b)                            15,266
    3,860   Juniper Networks, Inc. (b)                 91,096
                                                 ------------
                                                      158,401
                                                 ------------
            COMPUTERS & PERIPHERALS -- 2.9%
    1,658   Hewlett-Packard Co.                        64,082
      634   International Business Machines Corp.      66,202
    2,247   QLogic Corp. (b)                           28,492
                                                 ------------
                                                      158,776
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 4.2%
    1,132   EMCOR Group, Inc. (b)                      22,776
    1,416   Fluor Corp.                                72,627


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            CONSTRUCTION & ENGINEERING
               (CONTINUED)
      518   Insituform Technologies, Inc.,
               Class A (b)                       $      8,790
    1,472   Jacobs Engineering Group, Inc. (b)         61,956
    1,254   Quanta Services, Inc. (b)                  29,005
      677   URS Corp. (b)                              33,525
                                                 ------------
                                                      228,679
                                                 ------------
            CONSUMER FINANCE -- 0.2%
      877   EZCORP, Inc., Class A (b)                   9,454
                                                 ------------
            CONTAINERS & PACKAGING -- 0.5%
    1,097   Crown Holdings, Inc. (b)                   26,482
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 1.8%
      730   Apollo Group, Inc., Class A (b)            51,918
      476   ITT Educational Services, Inc. (b)         47,914
                                                 ------------
                                                       99,832
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.5%
      884   CenturyTel, Inc.                           27,139
    6,081   Cincinnati Bell, Inc. (b)                  17,270
   16,569   Qwest Communications
               International, Inc.                     68,761
    2,880   Windstream Corp.                           24,077
                                                 ------------
                                                      137,247
                                                 ------------
            ELECTRIC UTILITIES -- 0.6%
      941   El Paso Electric Co. (b)                   13,136
      714   Pinnacle West Capital Corp.                21,527
                                                 ------------
                                                       34,663
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.2%
    1,649   OSI Systems, Inc. (b)                      34,381
      894   Tech Data Corp. (b)                        29,243
                                                 ------------
                                                       63,624
                                                 ------------
            ENERGY EQUIPMENT &
               SERVICES -- 0.5%
      567   Tidewater, Inc.                            24,307
                                                 ------------
            FOOD & STAPLES RETAILING -- 0.3%
      953   Pantry (The), Inc. (b)                     15,820
                                                 ------------
            FOOD PRODUCTS -- 0.6%
      575   Green Mountain Coffee Roasters,
               Inc. (b) 33,994
                                                 ------------
            GAS UTILITIES -- 0.9%
      945   Atmos Energy Corp.                         23,663
      611   Suburban Propane Partners L.P. (c)         25,766
                                                 ------------
                                                       49,429
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.5%
    1,149   Cooper (The) Cos., Inc.                    28,415


Page 58                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT & SUPPLIES
               (CONTINUED)
      879   ev3, Inc. (b)                        $      9,423
      723   Invacare Corp.                             12,761
      878   Inverness Medical Innovations, Inc. (b)    31,239
                                                 ------------
                                                       81,838
                                                 ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.4%
    1,852   Aetna, Inc.                                46,393
      973   LifePoint Hospitals, Inc. (b)              25,541
      895   Lincare Holdings, Inc. (b)                 21,050
      911   Omnicare, Inc.                             23,467
    1,360   WellPoint, Inc. (b)                        69,211
                                                 ------------
                                                      185,662
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 0.9%
    2,037   Hlth Corp. (b)                             26,684
    1,644   IMS Health, Inc.                           20,879
                                                 ------------
                                                       47,563
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 5.0%
    1,191   California Pizza Kitchen, Inc. (b)         15,829
      848   Cracker Barrel Old Country Store, Inc.     23,659
    1,033   Jack in the Box, Inc. (b)                  23,191
    1,064   McDonald's Corp.                           61,169
      717   P.F. Chang's China Bistro, Inc. (b)        22,987
    1,664   Sonic Corp. (b)                            16,690
    1,100   Texas Roadhouse, Inc., Class A (b)         12,001
      841   WMS Industries, Inc. (b)                   26,500
    2,041   Yum! Brands, Inc.                          68,047
                                                 ------------
                                                      270,073
                                                 ------------
            HOUSEHOLD DURABLES -- 2.1%
      257   National Presto Industries, Inc.           19,558
    5,137   Panasonic Corp., ADR                       68,784
    2,087   Tempur-Pedic International, Inc.           27,277
                                                 ------------
                                                      115,619
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 0.2%
      599   Otter Tail Corp.                           13,082
                                                 ------------
            INSURANCE -- 2.1%
    1,678   Lincoln National Corp.                     28,879
      857   Max Capital Group Ltd.                     15,820
    2,219   MetLife, Inc.                              66,592
                                                 ------------
                                                      111,291
                                                 ------------
            INTERNET & CATALOG RETAIL -- 1.1%
      617   NetFlix, Inc. (b)                          25,507
      327   Priceline.com, Inc. (b)                    36,477
                                                 ------------
                                                       61,984
                                                 ------------
            INTERNET SOFTWARE & SERVICES -- 1.6%
      166   Google, Inc., Class A (b)                  69,984


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            INTERNET SOFTWARE & SERVICES
               (CONTINUED)
      841   j2 Global Communications, Inc. (b)   $     18,973
                                                 ------------
                                                       88,957
                                                 ------------
            IT SERVICES -- 6.5%
    1,922   Accenture Ltd., Class A                    64,310
    2,810   Cognizant Technology Solutions
               Corp., Class A (b)                      75,027
    1,503   Computer Sciences Corp. (b)                66,583
    1,055   CSG Systems International, Inc. (b)        13,968
    2,255   Infosys Technologies Ltd., ADR             82,939
    2,855   Sapient Corp. (b)                          17,958
    1,963   TeleTech Holdings, Inc. (b)                29,740
                                                 ------------
                                                      350,525
                                                 ------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 1.3%
      494   Charles River Laboratories
               International, Inc. (b)                 16,673
      310   Dionex Corp. (b)                           18,919
      771   Life Technologies Corp. (b)                32,166
                                                 ------------
                                                       67,758
                                                 ------------
            MACHINERY -- 5.8%
      649   Astec Industries, Inc. (b)                 19,269
    1,098   Briggs & Stratton Corp.                    14,647
    1,358   Eaton Corp.                                60,581
    1,133   Graco, Inc.                                24,949
    1,694   Illinois Tool Works, Inc.                  63,254
    3,420   Ingersoll-Rand Co. Ltd., Class A           71,478
      844   Mueller Industries, Inc.                   17,555
    1,913   Oshkosh Corp.                              27,815
      578   Toro (The) Co.                             17,282
                                                 ------------
                                                      316,830
                                                 ------------
            MEDIA -- 2.4%
    2,559   DIRECTV Group (The), Inc. (b)              63,233
    2,083   WPP PLC, ADR                               69,280
                                                 ------------
                                                      132,513
                                                 ------------
            METALS & MINING -- 0.8%
      402   Compass Minerals International, Inc.       22,074
      534   United States Steel Corp.                  19,085
                                                 ------------
                                                       41,159
                                                 ------------
            MULTI-UTILITIES -- 3.6%
    1,859   Ameren Corp.                               46,271
      877   Avista Corp.                               15,619
    1,492   CMS Energy Corp.                           18,023
    1,404   Consolidated Edison, Inc.                  52,538
    3,299   Xcel Energy, Inc.                          60,735
                                                 ------------
                                                      193,186
                                                 ------------
            OIL, GAS & CONSUMABLE
               FUELS -- 10.7%
      811   Apache Corp.                               58,514


                       See Notes to Financial Statements                Page 59

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
    1,356   BP PLC, ADR                          $     64,654
    1,302   ConocoPhillips                             54,762
      797   Exxon Mobil Corp.                          55,718
      925   Holly Corp.                                16,632
    1,856   Imperial Oil Ltd.                          71,382
    1,284   Murphy Oil Corp.                           69,747
    1,051   Occidental Petroleum Corp.                 69,166
    1,166   Royal Dutch Shell PLC, ADR                 58,522
    1,684   Tesoro Corp.                               21,437
    2,471   Valero Energy Corp.                        41,735
                                                 ------------
                                                      582,269
                                                 ------------
            PERSONAL PRODUCTS -- 0.3%
    1,621   Bare Escentuals, Inc. (b)                  14,378
                                                 ------------
            PHARMACEUTICALS -- 3.5%
    1,047   Endo Pharmaceuticals Holdings,
               Inc. (b)                                18,762
    1,981   Sanofi-Aventis, ADR                        58,420
    1,411   Sepracor, Inc. (b)                         24,439
      819   Watson Pharmaceuticals, Inc. (b)           27,592
    1,370   Wyeth                                      62,184
                                                 ------------
                                                      191,397
                                                 ------------
            PROFESSIONAL SERVICES -- 1.5%
      306   Dun & Bradstreet (The) Corp.               24,850
      811   Kelly Services, Inc., Class A               8,881
    1,357   Robert Half International, Inc.            32,052
      476   Watson Wyatt Worldwide, Inc.,
               Class A                                 17,864
                                                 ------------
                                                       83,647
                                                 ------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 1.1%
    3,963   Annaly Capital Management, Inc.            60,000
                                                 ------------
            SOFTWARE -- 2.3%
      570   FactSet Research Systems, Inc.             28,426
    3,116   Microsoft Corp.                            74,067
    2,868   TIBCO Software, Inc. (b)                   20,564
                                                 ------------
                                                      123,057
                                                 ------------
            SPECIALTY RETAIL -- 7.9%
      725   Advance Auto Parts, Inc.                   30,080
      796   Aeropostale, Inc. (b)                      27,279
      435   AutoZone, Inc. (b)                         65,733
    1,960   Best Buy Co., Inc.                         65,641
      994   Buckle (The), Inc.                         31,579
    2,514   Cabela's, Inc. (b)                         30,922
    1,140   Hibbett Sports, Inc. (b)                   20,520
    1,704   Hot Topic, Inc. (b)                        12,456
    1,203   PetSmart, Inc.                             25,816
      775   Ross Stores, Inc.                          29,915
    2,749   TJX (The) Cos., Inc.                       86,484
                                                 ------------
                                                      426,425
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.9%
    1,715   Iconix Brand Group, Inc. (b)         $     26,377
      547   UniFirst Corp.                             20,332
                                                 ------------
                                                       46,709
                                                 ------------
            TOBACCO -- 1.2%
    1,141   British American Tobacco PLC, ADR          63,668
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.2%
      802   W.W. Grainger, Inc.                        65,668
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
    1,178   Syniverse Holdings, Inc. (b)               18,883
                                                 ------------

            TOTAL COMMON STOCKS -- 100.0%
            (Cost $5,060,875)                       5,427,886

            MONEY MARKET FUND -- 0.4%
   22,245   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.03% (d)
            (Cost $22,245)                             22,245
                                                 ------------

            TOTAL INVESTMENTS -- 100.4%
            (Cost $5,083,120) (e)                   5,450,131
            NET OTHER ASSETS AND
               LIABILITIES -- (0.4)%                  (19,580)
                                                 ------------
            NET ASSETS -- 100.0%                 $  5,430,551
                                                 ============

(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").
(d)  Represents annualized 7-day yield at June 30, 2009.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $702,953 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $335,942.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock           $  5,427,886    $      --     $      --
Money Market Fund            22,245           --            --
                   -------------------------------------------
Total Investments      $  5,450,131    $      --     $      --
                   ===========================================


Page 60                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 3.4%
   18,096   Boeing (The) Co.                     $    769,080
   14,773   General Dynamics Corp.                    818,277
   26,875   Honeywell International, Inc.             843,875
   18,197   Northrop Grumman Corp.                    831,239
   16,141   United Technologies Corp.                 838,686
                                                 ------------
                                                    4,101,157
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 0.7%
   18,119   United Parcel Service, Inc., Class B      905,769
                                                 ------------
            BEVERAGES -- 2.1%
   19,821   Brown-Forman Corp., Class B               851,907
   17,685   Coca-Cola (The) Co.                       848,703
   15,867   PepsiCo, Inc.                             872,050
                                                 ------------
                                                    2,572,660
                                                 ------------
            CAPITAL MARKETS -- 0.7%
   36,661   Federated Investors, Inc., Class B        883,163
                                                 ------------
            CHEMICALS -- 3.6%
   13,698   Air Products and Chemicals, Inc.          884,754
   35,216   E.I. du Pont de Nemours & Co.             902,234
   26,698   International Flavors & Fragrances, Inc.  873,558
   20,372   PPG Industries, Inc.                      894,331
   12,286   Praxair, Inc.                             873,166
                                                 ------------
                                                    4,428,043
                                                 ------------
            COMMERCIAL BANKS -- 5.1%
   23,543   Bank of Hawaii Corp.                      843,546
   21,298   Bank of Montreal                          897,711
   23,921   Bank of Nova Scotia                       897,037
   24,098   City National Corp.                       887,529
   18,612   Cullen/Frost Bankers, Inc.                858,385
   21,690   Royal Bank of Canada                      886,037
   17,170   Toronto-Dominion Bank (The)               887,861
                                                 ------------
                                                    6,158,106
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 1.4%
   34,071   Avery Dennison Corp.                      874,943
   30,728   Waste Management, Inc.                    865,301
                                                 ------------
                                                    1,740,244
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 0.7%
   60,278   Nokia Oyj, ADR                            878,853
                                                 ------------
            COMPUTERS & PERIPHERALS -- 0.7%
   33,506   Diebold, Inc.                             883,218
                                                 ------------
            CONTAINERS & PACKAGING -- 1.5%
   36,069   Bemis Co., Inc.                           908,939
   36,488   Sonoco Products Co.                       873,887
                                                 ------------
                                                    1,782,826
                                                 ------------
            DISTRIBUTORS -- 0.7%
   26,058   Genuine Parts Co.                         874,506
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.9%
   35,144   AT&T, Inc.                           $    872,977
   27,176   CenturyTel, Inc.                          834,303
   13,245   Telefonica S.A., ADR                      899,203
   28,272   Verizon Communications, Inc.              868,799
                                                 ------------
                                                    3,475,282
                                                 ------------
            ELECTRIC UTILITIES -- 6.3%
   57,933   Duke Energy Corp.                         845,242
   11,061   Entergy Corp.                             857,449
   17,324   Exelon Corp.                              887,162
   22,022   FirstEnergy Corp.                         853,352
   14,840   FPL Group, Inc.                           843,802
   43,280   Portland General Electric Co.             843,094
   22,626   Progress Energy, Inc.                     855,942
   27,316   Southern Co.                              851,167
   45,901   Westar Energy, Inc.                       861,562
                                                 ------------
                                                    7,698,772
                                                 ------------
            ELECTRICAL EQUIPMENT -- 2.1%
   29,076   Cooper Industries Ltd., Class A           902,810
   26,731   Emerson Electric Co.                      866,084
   26,407   Hubbell, Inc., Class B                    846,609
                                                 ------------
                                                    2,615,503
                                                 ------------
            FOOD & STAPLES RETAILING -- 0.7%
   36,239   Sysco Corp.                               814,653
                                                 ------------
            FOOD PRODUCTS -- 9.9%
   24,242   Cadbury PLC, ADR                          833,925
   29,613   Campbell Soup Co.                         871,214
   44,811   ConAgra Foods, Inc.                       854,098
   15,353   General Mills, Inc.                       860,075
   23,773   H.J. Heinz Co.                            848,696
   24,459   Hershey (The) Co.                         880,524
   25,110   Hormel Foods Corp.                        867,299
   17,830   J.M. Smucker (The) Co.                    867,608
   18,810   Kellogg Co.                               875,982
   33,612   Kraft Foods, Inc., Class A                851,728
   19,377   Lancaster Colony Corp.                    853,944
   25,875   McCormick & Co., Inc.                     841,714
   94,934   Sara Lee Corp.                            926,556
   35,290   Unilever PLC, ADR                         829,315
                                                 ------------
                                                   12,062,678
                                                 ------------
            GAS UTILITIES -- 6.3%
   26,909   AGL Resources, Inc.                       855,706
   33,733   Atmos Energy Corp.                        844,674
   24,249   National Fuel Gas Co.                     874,904
   23,195   New Jersey Resources Corp.                859,143
   18,802   Northwest Natural Gas Co.                 833,305
   34,361   Piedmont Natural Gas Co., Inc.            828,444
   24,831   South Jersey Industries, Inc.             866,354
   33,388   UGI Corp.                                 851,060
   26,473   WGL Holdings, Inc.                        847,665
                                                 ------------
                                                    7,661,255
                                                 ------------


                       See Notes to Financial Statements                Page 61

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.4%
   25,571   Medtronic, Inc.                      $    892,172
   18,923   Teleflex, Inc.                            848,318
                                                 ------------
                                                    1,740,490
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE -- 1.4%
   14,838   McDonald's Corp.                          853,036
   25,426   Yum! Brands, Inc.                         847,703
                                                 ------------
                                                    1,700,739
                                                 ------------
            HOUSEHOLD DURABLES -- 2.8%
   58,411   Leggett & Platt, Inc.                     889,599
   64,199   Panasonic Corp., ADR                      859,625
   29,036   Snap-on, Inc.                             834,495
   25,184   Stanley Works (The)                       852,226
                                                 ------------
                                                    3,435,945
                                                 ------------
            HOUSEHOLD PRODUCTS -- 2.1%
   15,166   Clorox (The) Co.                          846,718
   16,622   Kimberly-Clark Corp.                      871,491
   16,786   Procter & Gamble (The) Co.                857,765
                                                 ------------
                                                    2,575,974
                                                 ------------
            INDUSTRIAL CONGLOMERATES -- 1.4%
   14,768   3M Co.                                    887,557
   35,363   Carlisle Cos., Inc.                       850,126
                                                 ------------
                                                    1,737,683
                                                 ------------
            INSURANCE -- 5.7%
   39,604   Arthur J. Gallagher & Co.                 845,149
   21,400   Chubb (The) Corp.                         853,432
   39,039   Cincinnati Financial Corp.                872,521
   24,438   Erie Indemnity Co., Class A               873,903
   12,156   Everest Re Group Ltd.                     870,005
   26,211   Mercury General Corp.                     876,234
   13,063   PartnerRe Ltd.                            848,442
   20,670   Travelers (The) Cos., Inc.                848,297
                                                 ------------
                                                    6,887,983
                                                 ------------
            IT SERVICES -- 1.4%
   24,125   Automatic Data Processing, Inc.           854,990
   32,124   Paychex, Inc.                             809,525
                                                 ------------
                                                    1,664,515
                                                 ------------
            LEISURE EQUIPMENT & PRODUCTS -- 0.7%
   34,927   Hasbro, Inc.                              846,630
                                                 ------------
            MACHINERY -- 3.7%
   21,801   Deere & Co.                               870,950
   26,572   Dover Corp.                               879,268
   19,623   Eaton Corp.                               875,382
   41,320   Graco, Inc.                               909,866
   24,629   Illinois Tool Works, Inc.                 919,647
                                                 ------------
                                                    4,455,113
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            MEDIA -- 2.2%
   29,948   McGraw-Hill (The) Cos., Inc.         $    901,734
   29,185   Thomson Reuters Corp.                     855,413
   35,042   Time Warner, Inc.                         882,708
                                                 ------------
                                                    2,639,855
                                                 ------------
            MULTI-UTILITIES -- 8.5%
   33,374   Alliant Energy Corp.                      872,063
   22,920   Consolidated Edison, Inc.                 857,666
   25,711   Dominion Resources, Inc.                  859,262
   46,530   MDU Resources Group, Inc.                 882,674
   27,220   NSTAR                                     874,034
   31,260   OGE Energy Corp.                          885,283
   22,270   PG&E Corp.                                856,059
   26,689   SCANA Corp.                               866,592
   17,104   Sempra Energy                             848,871
   36,285   Vectren Corp.                             850,158
   20,977   Wisconsin Energy Corp.                    853,974
   46,581   Xcel Energy, Inc.                         857,556
                                                 ------------
                                                   10,364,192
                                                 ------------
            OFFICE ELECTRONICS -- 0.7%
   26,050   CANON, Inc., ADR                          847,406
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS -- 4.3%
   18,116   BP PLC, ADR                               863,771
   12,906   Chevron Corp.                             855,022
   20,992   ConocoPhillips                            882,924
   17,187   Royal Dutch Shell PLC, ADR                862,616
   16,243   Total S.A., ADR                           880,858
   31,763   TransCanada Corp.                         854,742
                                                 ------------
                                                    5,199,933
                                                 ------------
            PHARMACEUTICALS -- 7.0%
   18,170   Abbott Laboratories                       854,717
   41,808   Bristol-Myers Squibb Co.                  849,120
   25,548   Eli Lilly & Co.                           884,983
   23,780   GlaxoSmithKline PLC, ADR                  840,385
   15,295   Johnson & Johnson                         868,756
   33,706   Merck & Co., Inc.                         942,420
   20,625   Novartis AG ADR                           841,294
   57,384   Pfizer, Inc.                              860,760
   25,971   Sanofi-Aventis, ADR                       765,885
   19,021   Wyeth                                     863,363
                                                 ------------
                                                    8,571,683
                                                 ------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 2.2%
   30,311   Plum Creek Timber Co., Inc.               902,662
   13,724   Public Storage                            898,647
   40,473   Washington Real Estate Investment
               Trust                                  905,381
                                                 ------------
                                                    2,706,690
                                                 ------------
            ROAD & RAIL -- 0.7%
   17,226   Union Pacific Corp.                       896,786
                                                 ------------


Page 62                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.7%
   54,127   Intel Corp.                          $    895,802
                                                 ------------
            SPECIALTY RETAIL -- 2.2%
   54,615   Gap (The), Inc.                           895,686
   36,504   Home Depot (The), Inc.                    862,590
   16,175   Sherwin-Williams (The) Co.                869,406
                                                 ------------
                                                    2,627,682
                                                 ------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.7%
   14,773   VF Corp.                                  817,686
                                                 ------------
            THRIFTS & MORTGAGE FINANCE -- 0.7%
   22,447   Capitol Federal Financial                 860,393
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
   43,748   Vodafone Group PLC, ADR                   852,649
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $125,612,360) (b)               121,862,517
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     36,521
                                                 ------------
            NET ASSETS -- 100.0%                 $121,899,038
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,788,311 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,538,154.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $121,862,517   $      --     $      --
                   -------------------------------------------
Total Investments       $121,862,517   $      --     $      --
                   ===========================================


                       See Notes to Financial Statements                Page 63

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (B) -- 100.0%
            AIR FREIGHT & LOGISTICS -- 3.3%
    2,056   C.H. Robinson Worldwide, Inc.        $    107,220
    3,143   Expeditors International of
               Washington, Inc.                       104,788
                                                 ------------
                                                      212,008
                                                 ------------
            AIRLINES -- 1.7%
    3,745   Ryanair Holdings PLC, ADR (c)             106,321
                                                 ------------
            BEVERAGES -- 1.6%
    3,371   Hansen Natural Corp. (c)                  103,894
                                                 ------------
            BIOTECHNOLOGY -- 11.3%
    1,982   Amgen, Inc. (c)                           104,927
    2,005   Biogen Idec, Inc. (c)                      90,526
    2,209   Celgene Corp. (c)                         105,678
    1,748   Cephalon, Inc. (c)                         99,024
    1,885   Genzyme Corp. (c)                         104,938
    2,206   Gilead Sciences, Inc. (c)                 103,329
    3,109   Vertex Pharmaceuticals, Inc. (c)          110,805
                                                 ------------
                                                      719,227
                                                 ------------
            CHEMICALS -- 1.7%
    2,149   Sigma-Aldrich Corp.                       106,504
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 3.3%
    4,629   Cintas Corp.                              105,726
    2,026   Stericycle, Inc. (c)                      104,400
                                                 ------------
                                                      210,126
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 1.6%
    4,181   Foster Wheeler AG (c)                      99,299
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 1.8%
    1,567   Apollo Group, Inc., Class A (c)           111,445
                                                 ------------
            ELECTRICAL EQUIPMENT -- 1.5%
      598   First Solar, Inc. (c)                      96,948
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.1%
   23,847   Flextronics International Ltd. (c)         98,011
    4,524   FLIR Systems, Inc. (c)                    102,062
                                                 ------------
                                                      200,073
                                                 ------------
            FOOD & STAPLES RETAILING -- 1.6%
    2,250   Costco Wholesale Corp.                    102,825
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 5.0%
    3,454   DENTSPLY International, Inc.              105,416
    7,310   Hologic, Inc. (c)                         104,021
      644   Intuitive Surgical, Inc. (c)              105,397
                                                 ------------
                                                      314,834
                                                 ------------


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS &
               SERVICES -- 5.1%
    1,562   Express Scripts, Inc. (c)            $    107,387
    2,279   Henry Schein, Inc. (c)                    109,278
    4,978   Patterson Cos., Inc. (c)                  108,023
                                                 ------------
                                                      324,688
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 3.1%
    7,285   Starbucks Corp. (c)                       101,189
    2,804   Wynn Resorts Ltd. (c)                      98,981
                                                 ------------
                                                      200,170
                                                 ------------
            HOUSEHOLD DURABLES -- 1.7%
    4,658   Garmin Ltd.                               110,954
                                                 ------------
            INTERNET & CATALOG RETAIL -- 4.7%
    1,250   Amazon.com, Inc. (c)                      104,575
    6,260   Expedia, Inc. (c)                          94,589
   19,535   Liberty Media Corp. - Interactive,
               Class A (c)                             97,870
                                                 ------------
                                                      297,034
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 1.6%
    6,003   eBay, Inc. (c)                            102,831
                                                 ------------
            IT SERVICES -- 4.8%
    2,907   Automatic Data Processing, Inc.           103,024
    2,265   Fiserv, Inc. (c)                          103,510
    3,884   Paychex, Inc.                              97,877
                                                 ------------
                                                      304,411
                                                 ------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 5.1%
    2,813   Illumina, Inc. (c)                        109,538
    2,599   Life Technologies Corp. (c)               108,430
    4,471   Pharmaceutical Product
               Development, Inc.                      103,817
                                                 ------------
                                                      321,785
                                                 ------------
            MACHINERY -- 3.3%
    2,834   Joy Global, Inc.                          101,230
    3,301   PACCAR, Inc.                              107,316
                                                 ------------
                                                      208,546
                                                 ------------
            MEDIA -- 8.4%
    7,479   Comcast Corp., Class A                    108,371
    4,381   DIRECTV Group (The), Inc. (c)             108,254
    6,833   DISH Network Corp., Class A (c)           110,763
    6,883   Liberty Global, Inc., Class A (c)         109,371
   10,873   News Corp., Class A                        99,053
                                                 ------------
                                                      535,812
                                                 ------------
            METALS & MINING -- 1.6%
    6,718   Steel Dynamics, Inc.                       98,956
                                                 ------------


Page 64                See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (B) (CONTINUED)
            MULTILINE RETAIL -- 1.7%
    1,579   Sears Holdings Corp. (c)             $    105,035
                                                 ------------
            PHARMACEUTICALS -- 3.4%
    2,194   Teva Pharmaceutical Industries
               Ltd., ADR                              108,252
    7,998   Warner Chilcott Ltd., Class A (c)         105,174
                                                 ------------
                                                      213,426
                                                 ------------
            ROAD & RAIL -- 1.6%
    3,303   J.B. Hunt Transport Services, Inc.        100,841
                                                 ------------
            SOFTWARE -- 3.3%
    8,054   Activision Blizzard, Inc. (c)             101,722
    5,006   Electronic Arts, Inc. (c)                 108,730
                                                 ------------
                                                      210,452
                                                 ------------
            SPECIALTY RETAIL -- 8.3%
    3,636   Bed Bath & Beyond, Inc. (c)               111,807
    2,767   O'Reilly Automotive, Inc. (c)             105,368
    2,683   Ross Stores, Inc.                         103,564
    5,102   Staples, Inc.                             102,907
    4,814   Urban Outfitters, Inc. (c)                100,468
                                                 ------------
                                                      524,114
                                                 ------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 1.6%
    3,115   Fastenal Co.                              103,325
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 3.2%
    1,851   Millicom International Cellular
               S.A. (c)                               104,138
    5,189   NII Holdings, Inc. (c)                     98,954
                                                 ------------
                                                      203,092
                                                 ------------

            TOTAL COMMON STOCKS -- 100.0%
            (Cost $6,803,909)                       6,348,976

            MONEY MARKET FUND -- 0.2%
   11,534   Morgan Stanley Institutional Treasury
               Money Market Fund- 0.03% (d)
            (Cost $11,534)                             11,534
                                                 ------------

            TOTAL INVESTMENTS -- 100.2%
            (Cost $6,815,443) (e)                   6,360,510
            NET OTHER ASSETS AND
               LIABILITIES -- (0.2)%                  (13,065)
                                                 ------------
            NET ASSETS -- 100.0%                 $  6,347,445
                                                 ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.
(c)  Non-income producing security.
(d)  Represents annualized 7-day yield at June 30, 2009.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $379,095 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $834,028.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock           $  6,348,976    $      --     $      --
Money Market Fund            11,534           --            --
                   -------------------------------------------
Total Investments      $  6,360,510    $      --     $      --
                   ===========================================


                       See Notes to Financial Statements                Page 65

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.2%
   86,766   Hexcel Corp. (b)                     $    826,880
                                                 ------------
            AUTO COMPONENTS -- 0.8%
   73,808   Ballard Power Systems, Inc. (b)           132,854
   58,853   Raser Technologies, Inc. (b)              164,789
                                                 ------------
                                                      297,643
                                                 ------------
            BIOTECHNOLOGY -- 0.4%
   20,656   Metabolix, Inc. (b)                       169,792
                                                 ------------
            CHEMICALS -- 0.8%
   30,922   Zoltek Cos., Inc. (b)                     300,562
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 1.0%
   18,365   EnerNOC, Inc. (b)                         397,970
                                                 ------------
            ELECTRICAL EQUIPMENT -- 39.0%
   51,967   Advanced Battery Technologies,
               Inc. (b)                               208,907
   39,017   American Superconductor Corp. (b)       1,024,196
   41,844   Baldor Electric Co.                       995,469
   32,022   Canadian Solar, Inc. (b)                  388,107
   51,847   China BAK Battery, Inc. (b)               152,949
  102,012   Ener1, Inc. (b)                           556,986
   41,112   Energy Conversion Devices, Inc. (b)       581,735
  148,250   Evergreen Solar, Inc. (b)                 321,702
   16,219   First Solar, Inc. (b)                   2,629,424
   69,362   FuelCell Energy, Inc. (b)                 289,933
  108,082   GrafTech International Ltd. (b)         1,222,407
  128,587   GT Solar International, Inc. (b)          684,083
  112,091   JA Solar Holdings Co., Ltd., ADR (b)      526,828
   20,356   Orion Energy Systems, Inc. (b)             76,335
   33,315   Solarfun Power Holdings Co., Ltd.,
               ADR (b)                                215,881
   48,942   SunPower Corp., Class A (b)             1,303,815
   94,298   Suntech Power Holdings Co., Ltd.,
               ADR (b)                              1,684,162
   22,855   Trina Solar Ltd., ADR (b)                 585,774
   15,242   Ultralife Corp. (b)                       109,285
  110,326   Valence Technology, Inc. (b)              197,484
   78,930   Yingli Green Energy Holding Co.,
               Ltd.,  ADR (b)                       1,069,501
                                                 ------------
                                                   14,824,963
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 9.5%
  153,104   AVX Corp.                               1,520,323
   36,542   Echelon Corp. (b)                         309,876
   26,411   Itron, Inc. (b)                         1,454,454
   22,633   Maxwell Technologies, Inc. (b)            313,014
                                                 ------------
                                                    3,597,667
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.2%
   20,838   Greatbatch, Inc. (b)                      471,147
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 4.1%
   38,627   Ormat Technologies, Inc.             $  1,557,054
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 41.0%
   38,579   Advanced Analogic Technologies,
               Inc. (b)                               177,077
   77,928   Cree, Inc. (b)                          2,290,304
  111,297   Fairchild Semiconductor International,
               Inc., Class A (b)                      777,966
   64,502   International Rectifier Corp. (b)         955,275
   27,533   IXYS Corp.                                278,634
   46,168   LDK Solar Co., Ltd.,  ADR (b)             520,775
  131,639   Linear Technology Corp.                 3,073,771
  159,754   MEMC Electronic Materials, Inc. (b)     2,845,219
   72,947   Microsemi Corp. (b)                     1,006,668
   32,979   O2Micro International Ltd., ADR (b)       164,895
  368,316   ON Semiconductor Corp. (b)              2,526,648
   24,211   Power Integrations, Inc.                  575,980
   29,381   Renesola Ltd., ADR (b)                    165,415
   18,010   Rubicon Technology, Inc. (b)              257,183
                                                 ------------
                                                   15,615,810
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $49,511,429) (c)                 38,059,488
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                    (11,063)
                                                 ------------
            NET ASSETS -- 100.0%                 $ 38,048,425
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,491,626 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,943,567.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $38,059,488    $      --     $      --
                   -------------------------------------------
Total Investments       $38,059,488    $      --     $      --
                   ===========================================


Page 66                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 99.7%
            REAL ESTATE INVESTMENT
               TRUSTS -- 99.7%
    1,159   Acadia Realty Trust                  $     15,125
      232   Agree Realty Corp.                          4,253
       60   Alexander's, Inc.                          16,176
    1,151   Alexandria Real Estate Equities, Inc.      41,194
    4,274   AMB Property Corp.                         80,394
    1,525   American Campus Communities, Inc.          33,824
    3,423   Apartment Investment & Management
               Co., Class A                            30,294
    2,316   Ashford Hospitality Trust, Inc.             6,508
      434   Associated Estates Realty Corp.             2,587
    2,336   AvalonBay Communities, Inc.               130,676
    2,841   BioMed Realty Trust, Inc.                  29,063
    4,049   Boston Properties, Inc.                   193,137
    3,758   Brandywine Realty Trust                    27,997
    1,498   BRE Properties, Inc.                       35,592
    1,874   Camden Property Trust                      51,722
    1,401   CapLease, Inc.                              3,867
    2,082   CBL & Associates Properties, Inc.          11,222
    1,317   Cedar Shopping Centers, Inc.                5,953
    1,056   Cogdell Spencer, Inc.                       4,530
    1,426   Colonial Properties Trust                  10,552
    1,677   Corporate Office Properties Trust          49,186
    1,299   Cousins Properties, Inc.                   11,041
    5,862   DCT Industrial Trust, Inc.                 23,917
    3,836   Developers Diversified Realty Corp.        18,720
    3,156   DiamondRock Hospitality Co.                19,757
    2,225   Digital Realty Trust, Inc.                 79,766
    3,546   Douglas Emmett, Inc.                       31,879
    6,543   Duke Realty Corp.                          57,382
    1,019   DuPont Fabros Technology, Inc.              9,599
      737   EastGroup Properties, Inc.                 24,336
      834   Education Realty Trust, Inc.                3,578
    1,022   Entertainment Properties Trust             21,053
      739   Equity Lifestyle Properties, Inc.          27,476
    1,085   Equity One, Inc.                           14,387
    8,005   Equity Residential                        177,951
      803   Essex Property Trust, Inc.                 49,971
    2,525   Extra Space Storage, Inc.                  21,084
    1,728   Federal Realty Investment Trust            89,027
    1,891   FelCor Lodging Trust, Inc.                  4,652
    1,306   First Industrial Realty Trust, Inc.         5,681
      803   First Potomac Realty Trust                  7,829
    1,731   Franklin Street Properties Corp.           22,936
      507   Getty Realty Corp.                          9,567
      250   Gladstone Commercial Corp.                  3,240
    1,111   Glimcher Realty Trust                       3,222
    1,225   Gramercy Capital Corp.                      1,972
    7,965   HCP, Inc.                                 168,778
    3,249   Health Care REIT, Inc.                    110,791
    1,734   Healthcare Realty Trust, Inc.              29,183
    1,412   Hersha Hospitality Trust                    3,502
    2,071   Highwoods Properties, Inc.                 46,328
      962   Home Properties, Inc.                      32,804
    3,259   Hospitality Properties Trust               38,749
   17,575   Host Hotels & Resorts, Inc.               147,454
            Real Estate Investment Trusts


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
    6,539   HRPT Properties Trust                $     26,548
    2,138   Inland Real Estate Corp.                   14,966
    1,854   Investors Real Estate Trust                16,482
    1,261   Kilroy Realty Corp.                        25,901
    9,461   Kimco Realty Corp.                         95,083
    1,840   Kite Realty Group Trust                     5,373
    1,853   LaSalle Hotel Properties                   22,866
    2,414   Lexington Realty Trust                      8,208
    3,086   Liberty Property Trust                     71,101
      677   LTC Properties, Inc.                       13,845
    2,313   Macerich (The) Co.                         40,732
    2,287   Mack-Cali Realty Corp.                     52,144
    1,403   Maguire Properties, Inc. (b)                1,193
    2,343   Medical Properties Trust, Inc.             14,222
      825   Mid-America Apartment
               Communities, Inc.                       30,286
      636   Mission West Properties, Inc.               4,344
      731   Monmouth Real Estate Investment
               Corp., Class A                           4,284
      701   National Health Investors, Inc.            18,724
    2,336   National Retail Properties, Inc.           40,530
    2,999   Nationwide Health Properties, Inc.         77,194
    2,409   Omega Healthcare Investors, Inc.           37,388
      632   Parkway Properties, Inc.                    8,216
    1,175   Pennsylvania Real Estate Investment
               Trust                                    5,875
    1,297   Post Properties, Inc.                      17,432
   12,939   ProLogis                                  104,288
      438   PS Business Parks, Inc.                    21,217
    3,666   Public Storage                            240,050
      547   Ramco-Gershenson Properties Trust           5,475
    3,049   Realty Income Corp.                        66,834
    2,339   Regency Centers Corp.                      81,654
      319   Saul Centers, Inc.                          9,433
    3,521   Senior Housing Properties Trust            57,463
    8,118   Simon Property Group, Inc.                417,509
    2,246   SL Green Realty Corp.                      51,523
      663   Sovran Self Storage, Inc.                  16,310
    2,198   Strategic Hotels & Resorts, Inc.            2,440
      484   Sun Communities, Inc.                       6,670
    2,198   Sunstone Hotel Investors, Inc.             11,759
    1,076   Tanger Factory Outlet Centers, Inc.        34,895
    1,553   Taubman Centers, Inc.                      41,714
    4,398   UDR, Inc.                                  45,431
      347   Universal Health Realty Income Trust       10,937
      626   Urstadt Biddle Properties, Inc.,
               Class A                                  8,814
    1,433   U-Store-It Trust                            7,022
    4,575   Ventas, Inc.                              136,609
    4,640   Vornado Realty Trust                      208,939
    1,695   Washington Real Estate Investment
               Trust                                   37,917
    3,112   Weingarten Realty Investors                45,155
      352   Winthrop Realty Trust, Inc.                 3,143
                                                 ------------
                                                    4,427,602
                                                 ------------


                       See Notes to Financial Statements                Page 67

FIRST TRUST S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


            DESCRIPTION                          VALUE
--------------------------------------------------------------

            TOTAL INVESTMENTS -- 99.7%
            (Cost $6,059,801) (c)                $  4,427,602
            NET OTHER ASSETS AND
               LIABILITIES -- 0.3%                     12,283
                                                 ------------
            NET ASSETS -- 100.0%                 $  4,439,885
                                                 ============

(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,101 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,638,300.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock           $  4,427,602    $      --     $      --
                   -------------------------------------------
Total Investments      $  4,427,602    $      --     $      --
                   ===========================================


Page 68                See Notes to Financial Statements

FIRST TRUST ISE WATER INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 3.9%
   28,910   ITT Corp.                            $  1,286,495
                                                 ------------
            BUILDING PRODUCTS -- 2.3%
   11,334   Ameron International Corp.                759,831
                                                 ------------
            CHEMICALS -- 6.8%
   35,190   Arch Chemicals, Inc.                      865,322
   81,066   Nalco Holding Co.                       1,365,152
                                                 ------------
                                                    2,230,474
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 3.6%
   41,415   Tetra Tech, Inc. (b)                    1,186,540
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 10.7%
   43,982   Aecom Technology Corp. (b)              1,407,424
   65,482   Insituform Technologies, Inc.,
               Class A (b)                          1,111,230
   30,409   Layne Christensen Co. (b)                 621,864
   11,073   Northwest Pipe Co. (b)                    384,897
                                                 ------------
                                                    3,525,415
                                                 ------------
            DIVERSIFIED FINANCIAL
               SERVICES -- 2.0%
   22,848   PICO Holdings, Inc. (b)                   655,738
                                                 ------------
            ELECTRICAL EQUIPMENT -- 6.1%
   27,131   Franklin Electric Co., Inc.               703,235
   28,658   Roper Industries, Inc.                  1,298,494
                                                 ------------
                                                    2,001,729
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.2%
   19,413   Itron, Inc. (b)                         1,069,074
                                                 ------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 4.3%
   19,990   Millipore Corp. (b)                     1,403,498
                                                 ------------
            MACHINERY -- 30.5%
   16,989   Badger Meter, Inc.                        696,549
   58,875   Energy Recovery, Inc. (b)                 416,835
  157,881   Flow International Corp. (b)              371,020
   31,082   Gorman-Rupp (The) Co.                     626,924
   46,764   IDEX Corp.                              1,148,992
   19,287   Lindsay Corp.                             638,400
   43,439   Mueller Industries, Inc.                  903,531
  156,853   Mueller Water Products, Inc.,
               Class A                                586,630
   49,703   Pall Corp.                              1,320,112
   48,228   Pentair, Inc.                           1,235,601
   15,801   Valmont Industries, Inc.                1,138,936
   45,511   Watts Water Technologies, Inc.,
               Class A                                980,307
                                                 ------------
                                                   10,063,837
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            MULTI-UTILITIES -- 3.9%
   43,194   Veolia Environment ADR               $  1,275,951
                                                 ------------
            WATER UTILITIES -- 22.7%
   19,949   American States Water Co.                 691,033
   72,213   American Water Works Co., Inc.          1,379,990
   68,783   Aqua America, Inc.                      1,231,216
   27,802   California Water Service Group          1,024,226
  115,491   Cascal N.V.                               433,091
   42,580   Companhia de Saneamento Basico
               Do Estado de Sao Paulo, ADR (b)      1,276,974
   24,020   Consolidated Water Co., Ltd.              380,717
   27,825   SJW Corp.                                 631,628
   79,387   Southwest Water Co.                       438,216
                                                 ------------
                                                    7,487,091
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $42,362,844) (c)                 32,945,673
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (2,698)
                                                 ------------
            NET ASSETS -- 100.0%                 $ 32,942,975
                                                 ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $295,919 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,713,090.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $32,945,673    $      --     $      --
                   -------------------------------------------
Total Investments       $32,945,673    $      --     $      --
                   ===========================================


                       See Notes to Financial Statements                Page 69

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

              COMMON STOCKS -- 100.0%
              GAS UTILITIES -- 3.4%
     93,111   Questar Corp.                      $  2,892,027
                                                 ------------
              OIL, GAS & CONSUMABLE
                 FUELS -- 96.6%
     66,119   Anadarko Petroleum Corp.              3,001,141
     39,708   Apache Corp.                          2,864,932
     93,946   Cabot Oil & Gas Corp.                 2,878,505
    140,248   Chesapeake Energy Corp.               2,781,118
     46,011   Chevron Corp.                         3,048,229
     98,831   Cimarex Energy Co.                    2,800,871
     83,315   Comstock Resources, Inc. (b)          2,753,561
  1,375,912   Delta Petroleum Corp. (b)             2,655,510
     51,023   Devon Energy Corp.                    2,780,754
     60,170   EnCana Corp.                          2,976,610
     43,074   EOG Resources, Inc.                   2,925,586
    168,776   Forest Oil Corp. (b)                  2,518,138
    114,429   Goodrich Petroleum Corp. (b)          2,813,809
    166,755   Linn Energy LLC                       3,263,395
    219,245   Mariner Energy, Inc. (b)              2,576,129
    461,170   McMoRan Exploration Co. (b)           2,748,573
     91,207   Newfield Exploration Co. (b)          2,979,733
     50,075   Noble Energy, Inc.                    2,952,923
    132,837   Petrohawk Energy Corp. (b)            2,962,265
    611,234   PetroQuest Energy, Inc. (b)           2,255,453
    114,192   Pioneer Natural Resources Co.         2,911,896
    267,268   Quicksilver Resources, Inc. (b)       2,482,920
     71,426   Range Resources Corp.                 2,957,751
     61,448   Royal Dutch Shell PLC, ADR            3,084,075
     75,082   Southwestern Energy Co. (b)           2,916,936
    155,512   St. Mary Land & Exploration Co.       3,245,535
    384,751   Stone Energy Corp. (b)                2,854,852
    213,092   Talisman Energy, Inc.                 3,045,085
     76,901   XTO Energy, Inc.                      2,933,004
                                                 ------------
                                                   82,969,289
                                                 ------------

              TOTAL COMMON STOCKS -- 100.0%
              (Cost $95,979,585)                   85,861,316

              MONEY MARKET FUND -- 0.0%
     18,692   Morgan Stanley Institutional Treasury
                 Money Market Fund- 0.03% (c)
              (Cost $18,692)                           18,692
                                                 ------------

              TOTAL INVESTMENTS -- 100.0%
              (Cost $95,998,277) (d)               85,880,008
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                  (39,376)
                                                 ------------
              NET ASSETS -- 100.0%               $ 85,840,632
                                                 ============


(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at June 30, 2009.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,989,299 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,107,568.

ADR - American Depositary Receipt


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $85,861,316    $      --     $      --
Money Market Fund            18,692           --            --
                   -------------------------------------------
Total Investments       $85,880,008    $      --     $      --
                   ===========================================


Page 70                See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.1%
            AIRLINES -- 1.5%
   23,043   China Eastern Airlines Corp. Ltd.,
               ADR (b)                           $    518,468
   35,902   China Southern Airlines Co., Ltd.,
               ADR (b)                                501,910
                                                 ------------
                                                    1,020,378
                                                 ------------
            CHEMICALS -- 0.7%
   13,224   Sinopec Shanghai Petrochemical
               Co. Ltd., ADR                          455,831
                                                 ------------
            COMMERCIAL BANKS -- 14.1%
   46,387   HDFC Bank Ltd., ADR                     4,783,891
  158,942   ICICI Bank Ltd.,  ADR                   4,688,789
                                                 ------------
                                                    9,472,680
                                                 ------------
            DIVERSIFIED CONSUMER SERVICES -- 0.8%
    8,011   New Oriental Education &
               Technology Group, Inc., ADR (b)        539,621
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 4.5%
    9,937   China Telecom Corp., Ltd., ADR            494,465
   92,851   China Unicom (Hong Kong)
               Ltd., ADR                            1,238,632
   66,862   Tata Communications Ltd., ADR           1,314,507
                                                 ------------
                                                    3,047,604
                                                 ------------
            ELECTRICAL EQUIPMENT -- 5.8%
   37,712   A-Power Energy Generation
               Systems Ltd. (b)                       300,942
   33,249   Canadian Solar, Inc. (b)                  402,978
   85,733   JA Solar Holdings Co., Ltd., ADR (b)      402,945
   62,967   Solarfun Power Holdings Co., Ltd.,
               ADR (b)                                408,026
   77,828   Suntech Power Holdings Co., Ltd.,
               ADR (b)                              1,390,008
   19,554   Trina Solar Ltd., ADR (b)                 501,169
   35,328   Yingli Green Energy Holding Co.,
               Ltd., ADR (b)                          478,694
                                                 ------------
                                                    3,884,762
                                                 ------------
            FOOD PRODUCTS -- 0.6%
   67,892   AgFeed Industries, Inc. (b)               402,600
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.3%
   19,914   China Medical Technologies, Inc.,
               ADR                                    396,488
   18,179   Mindray Medical International
               Ltd., ADR                              507,557
                                                 ------------
                                                      904,045
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 2.1%
   10,914   Ctrip.com International Ltd.,  ADR        505,318


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
   28,764   Home Inns & Hotels Management,
               Inc. ADR (b)                      $    457,060
   98,203   Melco Crown Entertainment Ltd.,
               ADR (b)                                441,914
                                                 ------------
                                                    1,404,292
                                                 ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.7%
   17,026   Huaneng Power International,
               Inc., ADR                              477,920
                                                 ------------
            INSURANCE -- 7.0%
   85,130   China Life Insurance Co., Ltd.,
               ADR                                  4,719,607
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 6.5%
    9,786   Baidu.com, Inc., ADR (b)                2,946,467
   13,597   NetEase.com, Inc.,  ADR (b)               478,342
   16,128   SINA Corp. (b)                            475,453
    7,290   Sohu.com, Inc. (b)                        458,031
                                                 ------------
                                                    4,358,293
                                                 ------------
            IT SERVICES -- 13.2%
  133,516   Infosys Technologies Ltd., ADR          4,910,719
  385,321   Satyam Computer Services
               Ltd.,  ADR                           1,198,348
  230,314   Wipro Ltd.,  ADR                        2,717,705
                                                 ------------
                                                    8,826,772
                                                 ------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 0.9%
   62,242   WuXi PharmaTech Cayman,
               Inc., ADR (b)                          587,565
                                                 ------------
            MACHINERY -- 3.5%
  272,472   Tata Motors Ltd.,  ADR                  2,321,461
                                                 ------------
            MARINE -- 0.6%
   66,773   Seaspan Corp.                             410,654
                                                 ------------
            MEDIA -- 0.8%
   64,556   Focus Media Holding Ltd.,
               ADR (b)                                520,321
                                                 ------------
            METALS & MINING -- 5.3%
   50,813   Aluminum Corp. of China
               Ltd., ADR                            1,185,975
  192,268   Sterlite Industries (India)
               Ltd., ADR                            2,391,814
                                                 ------------
                                                    3,577,789
                                                 ------------
            OIL, GAS & CONSUMABLE
               FUELS -- 15.4%
   37,180   China Petroleum & Chemical
               Corp., ADR                           2,820,475
   20,237   CNOOC Ltd., ADR                         2,489,758


                       See Notes to Financial Statements                Page 71

FIRST TRUST ISE CHINDIA INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
   41,359   PetroChina Co., Ltd., ADR            $  4,569,342
   33,664   Yanzhou Coal Mining Co.,
               Ltd., ADR                              463,217
                                                 ------------
                                                   10,342,792
                                                 ------------
            PHARMACEUTICALS -- 2.4%
   95,808   Dr. Reddy's Laboratories
               Ltd.,  ADR                           1,623,946
                                                 ------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.7%
   30,534   E-House China Holdings
               Ltd.,  ADR (b)                         471,445
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.3%
   38,889   LDK Solar Co., Ltd.,  ADR (b)             438,668
   73,764   Renesola Ltd., ADR (b)                    415,291
                                                 ------------
                                                      853,959
                                                 ------------
            SOFTWARE -- 3.4%
   22,790   AsiaInfo Holdings, Inc. (b)               392,216
   56,393   Giant Interactive Group, Inc.,  ADR       457,911
   17,398   Longtop Financial Technologies
               Ltd., ADR (b)                          427,295
   19,237   Perfect World Co., Ltd.,  ADR (b)         550,178
    8,464   Shanda Interactive Entertainment
               Ltd.,  ADR (b)                         442,583
                                                 ------------
                                                    2,270,183
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 7.0%
   93,421   China Mobile Ltd.,  ADR                 4,678,524
                                                 ------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $80,603,372) (c)                 67,173,044
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (65,322)
                                                 ------------
            NET ASSETS -- 100.0%                 $ 67,107,722
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,024,927 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,455,255.

ADR - American Depositary Receipt.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $67,173,044    $      --     $      --
                   -------------------------------------------
Total Investments       $67,173,044    $      --     $      --
                   ===========================================


Page 72                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 3.0%
   25,030   Applied Signal Technology, Inc.      $    638,515
   17,564   Cubic Corp.                               628,616
   10,410   Elbit Systems Ltd.                        643,858
                                                 ------------
                                                    1,910,989
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 1.0%
   12,327   C.H. Robinson Worldwide, Inc.             642,853
                                                 ------------
            AIRLINES -- 1.1%
  110,717   AirTran Holdings, Inc. (b)                685,338
                                                 ------------
            BEVERAGES -- 1.0%
   20,386   Hansen Natural Corp. (b)                  628,297
                                                 ------------
            CHEMICALS -- 1.0%
    9,299   NewMarket Corp.                           626,102
                                                 ------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 1.0%
   36,441   Rollins, Inc.                             630,794
                                                 ------------
            COMMUNICATIONS EQUIPMENT -- 3.0%
   18,559   F5 Networks, Inc. (b)                     641,956
    8,917   Research In Motion Ltd. (b)               633,553
   24,957   ViaSat, Inc. (b)                          639,897
                                                 ------------
                                                    1,915,406
                                                 ------------
            COMPUTERS & PERIPHERALS -- 3.0%
    4,434   Apple, Inc. (b)                           631,535
    5,827   International Business Machines Corp.     608,455
   16,565   Synaptics, Inc. (b)                       640,237
                                                 ------------
                                                    1,880,227
                                                 ------------
            CONSTRUCTION & ENGINEERING -- 1.0%
   13,019   URS Corp. (b)                             644,701
                                                 ------------
            CONTAINERS & PACKAGING -- 2.1%
   27,197   Crown Holdings, Inc. (b)                  656,535
   16,805   Rock-Tenn Co., Class A                    641,279
                                                 ------------
                                                    1,297,814
                                                 ------------
            DISTRIBUTORS -- 1.0%
   39,061   LKQ Corp. (b)                             642,553
                                                 ------------
            DIVERSIFIED CONSUMER
               SERVICES -- 1.0%
    6,510   ITT Educational Services, Inc. (b)        655,297
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.0%
  212,918   Cincinnati Bell, Inc. (b)                 604,687
                                                 ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.0%
   19,700   Tech Data Corp. (b)                       644,387
                                                 ------------
            ENERGY EQUIPMENT &
               SERVICES -- 1.0%
   24,192   Dresser-Rand Group, Inc. (b)              631,411
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            FOOD & STAPLES RETAILING -- 1.0%
   24,222   United Natural Foods, Inc. (b)       $    635,828
                                                 ------------
            FOOD PRODUCTS -- 5.0%
   23,137   Diamond Foods, Inc.                       645,522
   11,474   Green Mountain Coffee Roasters,
               Inc. (b)                               678,343
   17,033   J & J Snack Foods Corp.                   611,485
   13,903   Lancaster Colony Corp.                    612,705
   21,602   TreeHouse Foods, Inc. (b)                 621,490
                                                 ------------
                                                    3,169,545
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 5.1%
   40,489   American Medical Systems
               Holdings, Inc. (b)                     639,726
    9,277   Edwards Lifesciences Corp. (b)            631,114
   16,911   Hospira, Inc. (b)                         651,412
   15,694   ResMed, Inc. (b)                          639,217
   24,117   Thoratec Corp. (b)                        645,853
                                                 ------------
                                                    3,207,322
                                                 ------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 7.0%
   33,829   AmerisourceBergen Corp.                   600,126
   24,998   Community Health Systems, Inc. (b)        631,200
    9,383   Express Scripts, Inc. (b)                 645,081
   13,454   Medco Health Solutions, Inc. (b)          613,637
   11,532   Quest Diagnostics, Inc.                   650,751
   12,544   Universal Health Services, Inc.,
               Class B                                612,774
   25,565   VCA Antech, Inc. (b)                      682,586
                                                 ------------
                                                    4,436,155
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 2.0%
   10,505   Cerner Corp. (b)                          654,357
   16,472   Computer Programs & Systems, Inc.         631,042
                                                 ------------
                                                    1,285,399
                                                 ------------
            HOTELS, RESTAURANTS &
               LEISURE -- 9.6%
   38,515   BJ's Restaurants, Inc. (b)                649,748
   18,206   Buffalo Wild Wings, Inc. (b)              592,059
    7,516   Chipotle Mexican Grill, Inc.,
               Class A (b)                            601,280
   17,786   Darden Restaurants, Inc.                  586,582
   26,778   Jack in the Box, Inc. (b)                 601,166
   11,858   Panera Bread Co., Class A (b)             591,240
   23,449   Peet's Coffee & Tea, Inc. (b)             590,915
   56,332   Texas Roadhouse, Inc., Class A (b)        614,582
   20,205   WMS Industries, Inc. (b)                  636,660
   18,242   Yum! Brands, Inc.                         608,188
                                                 ------------
                                                    6,072,420
                                                 ------------
            HOUSEHOLD DURABLES -- 1.0%
    7,880   National Presto Industries, Inc.          599,668
                                                 ------------


                       See Notes to Financial Statements                Page 73

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS -- 1.1%
   59,935   Central Garden & Pet Co. (b)         $    658,686
                                                 ------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS -- 1.0%
   15,840   Ormat Technologies, Inc.                  638,510
                                                 ------------
            INTERNET & CATALOG RETAIL -- 3.0%
    7,695   Amazon.com, Inc. (b)                      643,764
   15,017   NetFlix, Inc. (b)                         620,803
    5,703   Priceline.com, Inc. (b)                   636,169
                                                 ------------
                                                    1,900,736
                                                 ------------
            INTERNET SOFTWARE &
               SERVICES -- 5.0%
   31,967   Akamai Technologies, Inc. (b)             613,127
    8,816   Equinix, Inc. (b)                         641,276
    1,493   Google, Inc., Class A (b)                 629,434
   17,408   Open Text Corp. (b)                       633,999
   80,124   SkillSoft PLC ADR (b)                     624,967
                                                 ------------
                                                    3,142,803
                                                 ------------
            IT SERVICES -- 4.1%
   24,457   Cognizant Technology Solutions
               Corp., Class A (b)                     653,002
   14,266   Computer Sciences Corp. (b)               631,984
   13,680   Fiserv, Inc. (b)                          625,176
   15,965   MAXIMUS, Inc.                             658,556
                                                 ------------
                                                    2,568,718
                                                 ------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 2.1%
   16,949   Illumina, Inc. (b)                        659,994
    9,025   Millipore Corp. (b)                       633,645
                                                 ------------
                                                    1,293,639
                                                 ------------
            MACHINERY -- 1.0%
   14,011   ESCO Technologies, Inc. (b)               627,693
                                                 ------------
            MULTILINE RETAIL -- 3.9%
   44,875   99 Cents Only Stores (b)                  609,402
   29,603   Big Lots, Inc. (b)                        622,551
   14,550   Dollar Tree, Inc. (b)                     612,555
   20,869   Family Dollar Stores, Inc.                590,593
                                                 ------------
                                                    2,435,101
                                                 ------------
            OIL, GAS & CONSUMABLE
               FUELS -- 1.0%
   15,660   Energy Transfer Partners L.P. (c)         634,073
                                                 ------------
            PHARMACEUTICALS -- 4.1%
   13,381   Allergan, Inc.                            636,668
   38,154   Sepracor, Inc. (b)                        660,827
   13,025   Teva Pharmaceutical Industries
               Ltd., ADR                              642,654
   19,301   Watson Pharmaceuticals, Inc. (b)          650,251
                                                 ------------
                                                    2,590,400
                                                 ------------


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            PROFESSIONAL SERVICES -- 3.0%
   12,107   FTI Consulting, Inc. (b)             $    614,067
   12,807   IHS, Inc., Class A (b)                    638,685
   26,361   Stantec, Inc. (b)                         633,455
                                                 ------------
                                                    1,886,207
                                                 ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.0%
   21,190   Cree, Inc. (b)                            622,774
                                                 ------------
            SOFTWARE -- 6.0%
   26,673   Check Point Software
               Technologies, Ltd. (b)                 626,015
   12,690   FactSet Research Systems, Inc.            632,850
   36,032   Informatica Corp. (b)                     619,390
   15,545   McAfee, Inc. (b)                          655,844
   30,493   Oracle Corp.                              653,160
   18,976   Sybase, Inc. (b)                          594,708
                                                 ------------
                                                    3,781,967
                                                 ------------
            SPECIALTY RETAIL -- 10.8%
   19,739   Aaron's, Inc.                             588,617
   14,412   Advance Auto Parts, Inc.                  597,954
   17,820   Aeropostale, Inc. (b)                     610,691
    3,926   AutoZone, Inc. (b)                        593,258
   19,914   Buckle (The), Inc.                        632,668
   44,514   Dress Barn (The), Inc. (b)                636,550
   20,110   Jos. A. Bank Clothiers, Inc. (b)          692,991
   16,263   O'Reilly Automotive, Inc. (b)             619,295
   15,610   Ross Stores, Inc.                         602,546
   19,785   TJX (The) Cos., Inc.                      622,436
   15,512   Tractor Supply Co. (b)                    640,956
                                                 ------------
                                                    6,837,962
                                                 ------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $58,056,781) (d)                 63,066,462
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     12,723
                                                 ------------
            NET ASSETS -- 100.0%                 $ 63,079,185
                                                 ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,585,862 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $576,181.

ADR - American Depositary Receipt.


Page 74                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock            $63,066,462    $      --     $      --
                   -------------------------------------------
Total Investments       $63,066,462    $      --     $      --
                   ===========================================


                       See Notes to Financial Statements                Page 75

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMON STOCKS -- 99.9%
            COMMERCIAL BANKS -- 69.3%
      722   1st Source Corp.                     $     12,469
      316   Arrow Financial Corp.                       8,532
    3,820   Associated Banc-Corp.                      47,750
      458   BancFirst Corp.                            15,838
      504   Bank of the Ozarks, Inc.                   10,902
    2,092   BOK Financial Corp.                        78,806
    2,026   Boston Private Financial Holdings,
               Inc.                                     9,076
      228   Camden National Corp.                       7,759
      508   Capital City Bank Group, Inc.               8,560
    1,480   Cathay General Bancorp                     14,075
      714   Chemical Financial Corp.                   14,216
      478   City Holding Co.                           14,512
    2,282   Commerce Bancshares, Inc.                  72,636
      452   Community Trust Bancorp, Inc.              12,091
    2,490   CVB Financial Corp.                        14,865
    1,914   East West Bancorp, Inc.                    12,422
      498   First Bancorp.                              7,809
    1,070   First Busey Corp.                           7,865
      262   First Citizens BancShares, Inc.,
               Class A                                 35,016
      346   First Community Bancshares, Inc.            4,443
    1,118   First Financial Bancorp                     8,407
      622   First Financial Bankshares, Inc.           31,324
      392   First Financial Corp.                      12,379
      630   First Merchants Corp.                       5,059
    1,454   First Midwest Bancorp, Inc.                10,629
    2,450   FirstMerit Corp.                           41,601
    5,248   Fulton Financial Corp.                     27,342
    1,838   Glacier Bancorp, Inc.                      27,147
      950   Hancock Holding Co.                        30,865
    1,288   Harleysville National Corp.                 6,054
      594   Home Bancshares, Inc.                      11,310
      480   IBERIABANK Corp.                           18,917
      624   Independent Bank Corp.                     12,293
    2,050   International Bancshares Corp.             21,136
    3,450   Investors Bancorp, Inc. (b)                31,602
      372   Lakeland Financial Corp.                    7,068
    1,056   MB Financial, Inc.                         10,761
    2,510   National Penn Bancshares, Inc.             11,571
    1,024   NBT Bancorp, Inc.                          22,231
    1,350   Northfield Bancorp, Inc.                   15,687
    1,396   Pacific Capital Bancorp                     2,987
      928   PacWest Bancorp                            12,212
      720   Pinnacle Financial Partners, Inc. (b)       9,590
    8,428   Popular, Inc.                              18,542
    1,006   PrivateBancorp, Inc.                       22,373
    1,378   Prosperity Bancshares, Inc.                41,106
      630   Renasant Corp.                              9,463
      550   Republic Bancorp, Inc., Class A            12,424
      826   S&T Bancorp, Inc.                          10,044
      404   S.Y. Bancorp, Inc.                          9,765
      492   Sandy Spring Bancorp, Inc.                  7,232
      378   SCBT Financial Corp.                        8,955
    1,054   Signature Bank (b)                         28,584


   SHARES   DESCRIPTION                          VALUE
--------------------------------------------------------------

            COMMERCIAL BANKS (CONTINUED)
      418   Simmons First National Corp.,
               Class A                           $     11,169
      440   Southside Bancshares, Inc.                 10,063
      678   StellarOne Corp.                            8,780
    2,190   Sterling Bancshares, Inc.                  13,863
    1,566   Sterling Financial Corp.                    4,557
      286   Suffolk Bancorp                             7,333
    2,578   Susquehanna Bancshares, Inc.               12,606
      986   SVB Financial Group (b)                    26,839
      926   Texas Capital Bancshares, Inc. (b)         14,325
      754   TowneBank                                  10,556
      472   TriCo Bancshares                            7,316
    1,714   Trustmark Corp.                            33,114
    1,216   UMB Financial Corp.                        46,220
    1,800   Umpqua Holdings Corp.                      13,968
    1,296   United Bankshares, Inc.                    25,324
    1,460   United Community Banks, Inc. (b)            8,745
      388   Univest Corp. of Pennsylvania               7,861
      478   Washington Trust Bancorp, Inc.              8,523
      794   WesBanco, Inc.                             11,545
      872   Westamerica Bancorporation                 43,260
    2,014   Whitney Holding Corp.                      18,448
      716   Wintrust Financial Corp.                   11,513
    3,446   Zions Bancorporation                       39,836
                                                 ------------
                                                    1,362,066
                                                 ------------
            THRIFTS & MORTGAGE
               FINANCE -- 30.6%
    1,400   Bank Mutual Corp.                          12,208
    2,452   Beneficial Mutual Bancorp, Inc. (b)        23,539
      368   Berkshire Hills Bancorp, Inc.               7,647
    1,764   Brookline Bancorp, Inc.                    16,441
    2,214   Capitol Federal Financial                  84,863
      520   Danvers Bancorp, Inc.                       6,994
    1,022   Dime Community Bancshares                   9,310
      454   ESSA Bancorp, Inc.                          6,206
    4,476   First Niagara Financial Group, Inc.        51,116
      648   Flushing Financial Corp.                    6,059
    1,450   Northwest Bancorp, Inc.                    27,347
   10,408   People's United Financial, Inc.           156,536
    1,192   Provident New York Bancorp                  9,679
      924   Roma Financial Corp.                       11,772
    9,244   TFS Financial Corp.                        98,171
    2,278   TrustCo Bank Corp.                         13,463
      492   United Financial Bancorp, Inc.              6,799
      744   ViewPoint Financial Group                  11,331
    2,632   Washington Federal, Inc.                   34,216
      932   Westfield Financial, Inc.                   8,444
                                                 ------------
                                                      602,141
                                                 ------------

            TOTAL INVESTMENTS -- 99.9%
            (Cost $1,998,239) (c)                $  1,964,207
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                      1,801
                                                 ------------
            NET ASSETS -- 100.0%                 $  1,966,008
                                                 ============


Page 76                See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,444 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $36,476.


--------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2       Level 3
--------------------------------------------------------------
Common Stock           $  1,964,207    $      --     $      --
                   -------------------------------------------
Total Investments      $  1,964,207    $      --     $      --
                   ===========================================


                       See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)


                                                                         First Trust            First Trust
                                                                       Dow Jones Select        Morningstar(R)       First Trust
                                                                           MicroCap         Dividend Leaders(SM)       US IPO
                                                                        Index(SM) Fund           Index Fund          Index Fund
                                                                       ----------------     --------------------    ------------
ASSETS:
Investments at value                                                   $   14,440,643       $   40,460,273          $    8,751,651
Cash                                                                           26,323                   --                  45,241
Receivables:
      Capital shares sold                                                          --                   --                      --
      Investment securities sold                                                   --                   --                      --
      Dividends                                                                12,621               97,236                  11,927
      Interest                                                                     --                   --                      --
      Reclaims                                                                     --                   --                      --
      From investment advisor                                                      --                5,901                   8,094
Prepaid Expenses                                                               13,066                3,716                     830
                                                                       --------------       --------------          --------------
      Total Assets                                                         14,492,653           40,567,126               8,817,743
                                                                       --------------       --------------          --------------

LIABILITIES:
Due to Custodian                                                                   --               17,312                      --
Payables:
      Audit and tax fees                                                       18,492               18,492                  18,492
      Printing fees                                                            11,263               10,997                   3,041
      Investment securities purchased                                           5,131                   --                   1,805
      Investment advisory fees                                                  1,867                   --                      --
      Capital shares redeemed                                                      --                   --                      --
      Licensing fees                                                               --               25,162                  24,795
Accrued expenses and other liabilities                                         17,078               12,963                  21,158
                                                                       --------------       --------------          --------------
      Total Liabilities                                                        53,831               84,926                  69,291
                                                                       --------------       --------------          --------------

NET ASSETS                                                             $   14,438,822       $   40,482,200          $    8,748,452
                                                                       ==============       ==============          ==============

NET ASSETS consist of:
Paid-in capital                                                        $   24,689,804       $   77,366,604          $   17,324,450
Par value                                                                      10,050               33,500                   5,500
Accumulated net investment income (loss)                                       (1,193)              32,783                 244,581
Accumulated net realized gain (loss) on investments                        (4,008,161)         (33,422,215)             (6,703,326)
Net unrealized appreciation (depreciation) on investments                  (6,251,678)          (3,528,472)             (2,122,753)
                                                                       --------------       --------------          --------------
NET ASSETS                                                             $   14,438,822       $   40,482,200          $    8,748,452
                                                                       ==============       ==============          ==============

NET ASSET VALUE, per share                                             $        14.37       $        12.08          $        15.91
                                                                       ==============       ==============          ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par value
   $0.01 per share)                                                         1,005,000            3,350,002                 550,002
                                                                       --------------       --------------          --------------

Investments at cost                                                    $   20,692,321       $   43,988,745          $   10,874,404
                                                                       ==============       ==============          ==============


Page 78           See Notes to Financial Statements


   First Trust             First Trust         First Trust           First Trust           First Trust          First Trust
   NASDAQ-100              NASDAQ-100-          NYSE Arca             Dow Jones           DB Strategic      Value Line(R) Equity
 Equal Weighted         Technology Sector     Biotechnology            Internet               Value              Allocation
 Index(SM) Fund           Index(SM) Fund       Index Fund           Index(SM) Fund         Index Fund            Index Fund
 --------------         -----------------     -------------         --------------        ------------      --------------------

   $ 22,935,870           $ 21,273,001         $ 59,439,932          $ 33,661,469         $ 38,346,408         $   5,450,131
         56,193                 78,380               71,306                    --               18,302                    59

            --                      --                   --                    --              841,535                    --
            --                      --              946,079               376,199                   --                    --
          4,952                     --                   --                    --               47,805                 7,337
             --                     --                   --                    --                   --                     1
             --                     --                   --                    --                   --                   246
             --                     --                   --                    --                   --                 5,481
          7,118                  7,217                6,222                15,523                3,893                   573
   ------------           ------------         ------------          ------------         ------------         -------------
     23,004,133             21,358,598           60,463,539            34,053,191           39,257,943             5,463,828
   ------------           ------------         ------------          ------------         ------------         -------------


             --                     --                   --                 8,447                   --                    --

         18,492                 18,492               18,492                18,492               18,492                18,492
         15,657                 13,353               15,123                 4,532               11,518                 3,463
             --                     --                   --               354,128              841,555                    --
          2,216                  1,997                9,029                 3,169                4,641                    --
             --                     --                   --                    --                   --                    --
          4,874                  4,672               23,215                    --               17,343                 2,004
         18,970                 20,618               18,023                10,448               11,371                 9,318
   ------------           ------------         ------------          ------------         ------------         -------------
         60,209                 59,132               83,882               399,216              904,920                33,277
   ------------           ------------         ------------          ------------         ------------         -------------

   $ 22,943,924           $ 21,299,466         $ 60,379,657          $ 33,653,975         $ 38,353,023         $   5,430,551
   ============           ============         ============          ============         ============         =============


   $ 33,683,716           $ 28,171,799         $ 79,800,675          $ 47,133,161         $ 63,450,006          $ 10,162,010
         15,000                 13,500               28,500                18,000               23,000                 4,000
         14,332                 25,014             (173,837)              (60,296)               3,954                 3,499
     (8,467,256)            (5,116,305)         (12,694,694)          (13,332,222)         (24,542,318)           (5,105,969)
     (2,301,868)            (1,794,542)          (6,580,987)             (104,668)            (581,619)              367,011
   ------------           ------------         ------------          ------------         ------------         -------------
   $ 22,943,924           $ 21,299,466         $ 60,379,657          $ 33,653,975         $ 38,353,023         $   5,430,551
   ============           ============         ============          ============         ============         =============

$         15.30     $            15.78     $          21.19      $          18.70         $      16.68         $       13.58
   ============           ============         ============          ============         ============         =============


      1,500,002              1,350,002            2,850,002             1,800,002            2,300,002               400,002
   ------------           ------------         ------------          ------------         ------------         -------------

   $ 25,237,738           $ 23,067,543         $ 66,020,919          $ 33,766,137         $ 38,928,027         $   5,083,120
   ============           ============         ============          ============         ============         =============



                  See Notes to Financial Statements                      Page 79

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2009 (UNAUDITED)


                                                                                                                        First Trust
                                                                             First Trust           First Trust           NASDAQ(R)
                                                                            Value Line(R)           NASDAQ-100         Clean Edge(R)
                                                                              Dividend         Ex-Technology Sector    Green Energy
                                                                             Index Fund           Index(SM) Fund        Index Fund
                                                                            -------------      --------------------   --------------
ASSETS:
Investments at value                                                        $121,862,517       $   6,360,510          $ 38,059,488
Cash                                                                                  --                  11                    --
Receivables:
      Capital shares sold                                                             --                  --                    --
      Investment securities sold                                                      --                  --                75,108
      Dividends                                                                  360,233               2,243                    --
      Interest                                                                        --                   1                    --
      Reclaims                                                                    13,234                  --                    --
      From investment advisor                                                         --               2,689                    --
Prepaid Expenses                                                                  11,604               7,835                 7,728
                                                                            ------------       -------------          ------------
      Total Assets                                                           122,247,588           6,373,289            38,142,324
                                                                            ------------       -------------          ------------

LIABILITIES:
Due to Custodian                                                                 167,872                  --                18,707
Payables:
      Audit and tax fees                                                          18,492              18,492                18,492
      Printing fees                                                               32,186               2,509                 3,770
      Investment securities purchased                                                 --                 --                 30,589
      Investment advisory fees                                                    35,850                 --                  4,238
      Capital shares redeemed                                                         --                 --                     --
      Licensing fees                                                              44,640               1,378                 8,535
Accrued expenses and other liabilities                                            49,510               3,465                 9,568
                                                                            ------------       -------------          ------------
      Total Liabilities                                                          348,550              25,844                93,899
                                                                            ------------       -------------          ------------

NET ASSETS                                                                  $121,899,038       $   6,347,445          $  38,048,425
                                                                            ============       =============          =============

NET ASSETS consist of:
Paid-in capital                                                             $182,722,390       $   8,438,599          $ 64,695,595
Par value                                                                        108,880               4,500                27,500
Accumulated net investment income (loss)                                         133,498               1,745               (19,404)
Accumulated net realized gain (loss) on investments                          (57,315,887)         (1,642,466)          (15,203,325)
Net unrealized appreciation (depreciation) on investments                     (3,749,843)           (454,933)          (11,451,941)
                                                                            ------------       -------------          ------------
NET ASSETS                                                                  $121,899,038       $   6,347,445          $ 38,048,425
                                                                            ------------       -------------          ------------
NET ASSET VALUE, per share                                                  $      11.20       $       14.11          $      13.84
                                                                            ============       =============          ============

Number of shares outstanding
(unlimited number of shares has been authorized, par value
     $0.01 per share)                                                         10,887,986             450,002             2,750,002
                                                                            ------------       -------------          ------------

Investments at cost                                                         $125,612,360       $   6,815,443          $ 49,511,429
                                                                            ============       =============          ============


                  See Notes to Financial Statements                     Page 80

                                                                                                                First Trust
    First Trust           First Trust          First Trust            First Trust         First Trust          NASDAQ(R) ABA
        S&P                   ISE               ISE-Revere                ISE          Value Line(R) 100        Community
       REIT                  Water             Natural Gas              Chindia         Exchange-Traded            Bank
    Index Fund             Index Fund           Index Fund            Index Fund              Fund              Index Fund
   -------------          ------------         ------------          -------------     -----------------       -------------
   $   4,427,602          $ 32,945,673         $ 85,880,008          $  67,173,044       $  63,066,462         $   1,964,207
              --                    --                7,929                     --             108,682                    --

              --                    --            3,824,300                     --                  --             2,000,040
           5,745                    --                   --                     --           1,336,023                    --
          20,830                86,153               19,392                220,881              10,494                    --
              --                     2                    3                     --                  --                    --
              --                 2,338                   --                     --               5,232                    --
          15,913                    --                   --                     --                  --                    --
           8,121                 3,184                4,605                  4,092               6,673                    --
   -------------          ------------         ------------          -------------       -------------         -------------
       4,478,211            33,037,350           89,736,237             67,398,017          64,533,566             3,964,247
   -------------          ------------         ------------          -------------       -------------         -------------


           3,420                47,400                   --                223,894                  --                    --

          20,792                18,492               20,708                 18,492              18,492                    --
           2,217                 8,068                8,515                 16,032              16,542                    --
           5,867                    --            3,825,561                     --                  --             1,998,239
              --                 4,108               13,579                  8,366              20,418                    --
              --                    --                   --                     --           1,336,252                    --
              --                 3,860               14,105                 10,249              24,513                    --
           6,030                12,447               13,137                 13,262              38,164                    --
   -------------          ------------         ------------          -------------       -------------         -------------
          38,326                94,375            3,895,605                290,295           1,454,381             1,998,239
   -------------          ------------         ------------          -------------       -------------         -------------

   $   4,439,885          $ 32,942,975         $ 85,840,632          $  67,107,722       $  63,079,185         $   1,966,008
   =============          ============         ============          =============       =============         =============

   $   7,571,864          $ 49,567,603         $142,144,611          $ 107,775,025       $ 147,548,332         $   1,999,040
           5,500                20,500               67,500                 41,000              70,900                 1,000
          34,804               (22,504)             (12,382)                31,555              26,238                    --
      (1,540,084)           (7,205,453)         (46,240,828)           (27,309,530)        (89,575,966)                   --
      (1,632,199)           (9,417,171)         (10,118,269)           (13,430,328)          5,009,681               (34,032)
   -------------          ------------         ------------          -------------       -------------         -------------
   $   4,439,885          $ 32,942,975         $ 85,840,632          $  67,107,722       $  63,079,185         $   1,966,008
   =============          ============         ============          =============       =============         =============
   $        8.07          $      16.07         $      12.72          $       16.37       $        8.90         $       19.66
   =============          ============         ============          =============       =============         =============
         550,002             2,050,002            6,750,002              4,100,002           7,089,982               100,002
   -------------          ------------         ------------          -------------       -------------         -------------
   $   6,059,801          $ 42,362,844         $ 95,998,277          $  80,603,372       $  58,056,781         $   1,998,239
   =============          ============         ============          =============       =============         =============


                  See Notes to Financial Statements                     Page 81

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)


                                                                        First Trust         First Trust
                                                                      Dow Jones Select     Morningstar(R)        First Trust
                                                                          MicroCap      Dividend Leaders(SM)        US IPO
                                                                       Index(SM) Fund        Index Fund           Index Fund
                                                                      ----------------  --------------------   ---------------
INVESTMENT INCOME:
Dividends                                                               $      98,353        $      849,597      $     303,135
Foreign tax withholding                                                           (90)                  (93)                --
Interest                                                                           --                    --                 --
                                                                        -------------        --------------      -------------
   Total investment income                                                     98,263               849,504            303,135
                                                                        -------------        --------------      -------------

EXPENSES:
Investment advisory fees                                                       31,122                53,271             16,046
Audit and tax fees                                                             14,911                14,911             14,911
Licensing fees                                                                 12,397                49,453             24,613
Accounting and administration fees                                              5,149                10,138              3,046
Listing fees                                                                    1,522                 4,483              6,557
Custodian fees                                                                    778                 2,833                501
Transfer agent fees                                                               311                   888                201
Trustees' fees and expenses                                                       275                   888                386
Printing fees                                                                      --                13,551              1,842
Legal fees                                                                         --                11,604                 --
Other expenses                                                                  1,293                 4,825              1,641
                                                                        -------------        --------------      -------------
   Total Expenses                                                              67,758               166,845             69,744
   Less fees waived and expenses reimbursed by the investment advisor         (30,411)              (86,939)           (45,675)
                                                                        -------------        --------------      -------------
   Net expenses                                                                37,347                79,906             24,069
                                                                        -------------        --------------      -------------
NET INVESTMENT INCOME (LOSS)                                                   60,916               769,598            279,066
                                                                        -------------        --------------      -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                               (359,913)          (15,017,699)          (583,376)
   In-kind redemptions                                                             --              (274,230)        (1,455,476)
                                                                        -------------        --------------      -------------
Net realized gain (loss)                                                     (359,913)          (15,291,929)        (2,038,852)
                                                                        -------------        --------------      -------------

Net change in unrealized appreciation (depreciation) on investments             3,867            11,606,690          2,805,403
                                                                        -------------        --------------      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                      (356,046)           (3,685,239)           766,551
                                                                        -------------        --------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      $    (295,130)       $   (2,915,641)     $   1,045,617
                                                                        =============        ==============      =============


Page 82                       See Notes to Financial Statements

    First Trust           First Trust         First Trust          First Trust         First Trust           First Trust
    NASDAQ-100            NASDAQ-100-          NYSE Arca            Dow Jones         DB Strategic          Value Line(R)
  Equal Weighted       Technology Sector     Biotechnology           Internet            Value            Equity Allocation
  Index(SM) Fund        Index(SM) Fund        Index Fund          Index(SM) Fund       Index Fund            Index Fund
  --------------       -----------------     -------------        --------------      -------------       -----------------

   $      65,243         $      67,455       $          --        $       9,909       $     362,466         $      58,776
            (207)                   --                  --                   --                  --                  (832)
              --                    --                  --                   13                  --                    22
   -------------         -------------       -------------        -------------       -------------         -------------
          65,036                67,455                  --                9,922             362,466                57,966
   -------------         -------------       -------------        -------------       -------------         -------------


          33,802                28,294             116,077               46,812              86,716                13,089
          14,988                14,911              14,988               14,988              14,911                14,911
           8,451                 7,073              23,215               12,397              17,343                 4,095
           5,377                 4,325              16,371                6,783               9,860                 2,696
          11,234                10,552               6,289                6,954               5,913                 6,811
           1,199                   884               4,732                1,792               2,816                   327
             423                   354               1,451                  585                 867                   131
             616                   645               2,481                  193               1,541                   284
              --                    --              19,046                5,585              11,384                    --
              --                    --              20,159                  239              11,422                    --
           2,371                 1,793               6,568                2,804               4,682                   980
   -------------         -------------       -------------        -------------       -------------         -------------
          78,461                68,831             231,377               99,132             167,455                43,324
        (27,757)              (26,390)             (57,540)             (28,914)            (54,724)              (24,999)
   -------------         -------------       -------------        -------------       -------------         -------------
          50,704                42,441             173,837               70,218             112,731                18,325
   -------------         -------------       -------------        -------------       -------------         -------------
          14,332                25,014            (173,837)             (60,296)            249,735                39,641
   -------------         -------------       -------------        -------------       -------------         -------------



      (2,400,902)           (1,319,757)         (4,506,303)          (5,280,164)         (7,841,129)           (2,265,626)
              --                    --             554,392             (579,500)          2,652,938                 5,564
   -------------         -------------       -------------        -------------       -------------         -------------
      (2,400,902)           (1,319,757)         (3,951,911)          (5,859,664)         (5,188,191)           (2,260,062)
   -------------         -------------       -------------        -------------       -------------         -------------

       5,992,304             5,525,981           8,229,196           13,004,004           9,473,924             2,489,633
   -------------         -------------       -------------        -------------       -------------         -------------
       3,591,402             4,206,224           4,277,285            7,144,340           4,285,733               229,571
   -------------         -------------       -------------        -------------       -------------         -------------

   $   3,605,734         $   4,231,238       $   4,103,448        $   7,084,044       $   4,535,468         $     269,212
   =============         =============       =============        =============       =============         =============


                        See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)


                                                                                                                   First Trust
                                                                    First Trust            First Trust              NASDAQ(R)
                                                                   Value Line(R)            NASDAQ-100            Clean Edge(R)
                                                                     Dividend          Ex-Technology Sector       Green Energy
                                                                    Index Fund            Index(SM) Fund           Index Fund
                                                                   -------------       --------------------       -------------
INVESTMENT INCOME:
Dividends                                                          $   2,605,266          $       18,916          $      68,278
Foreign tax withholding                                                  (51,294)                   (113)                    --
Interest                                                                      --                      14                     --
                                                                   -------------          --------------          -------------
   Total investment income                                             2,553,972                  18,817                 68,278
                                                                   -------------          --------------          -------------

EXPENSES:
Investment advisory fees                                                 274,569                  11,381                 58,455
Audit and tax fees                                                        14,911                  14,988                 14,911
Licensing fees                                                            84,268                   2,845                 14,614
Accounting and administration fees                                        30,989                   2,039                  8,171
Listing fees                                                                  --                   7,820                 12,268
Custodian fees                                                             8,621                     558                  2,542
Transfer agent fees                                                        2,746                     142                    731
Trustees' fees and expenses                                                4,031                     323                  1,203
Printing fees                                                             37,877                     557                  8,988
Legal fees                                                                35,981                      --                  8,946
Other expenses                                                            11,997                     870                  4,136
                                                                   -------------          --------------          -------------
   Total Expenses                                                        505,990                  41,523                134,965
   Less fees waived and expenses reimbursed by the
     investment advisor                                                 (121,593)                (24,451)               (47,283)
                                                                   -------------          --------------          -------------
   Net expenses                                                          384,397                  17,072                 87,682
                                                                   -------------          --------------          -------------
NET INVESTMENT INCOME (LOSS)                                           2,169,575                   1,745                (19,404)
                                                                   -------------          --------------          -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                       (19,369,882)               (653,331)            (7,566,929)
   In-kind redemptions                                                  (157,484)                245,299                549,295
                                                                   -------------          --------------          -------------
Net realized gain (loss)                                             (19,527,366)               (408,032)            (7,017,634)
                                                                   -------------          --------------          -------------

Net change in unrealized appreciation (depreciation)
   on investments                                                     15,932,643               1,218,848             13,831,121
                                                                   -------------          --------------          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                               (3,594,723)                810,816              6,813,487
                                                                   -------------          --------------          -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $  (1,425,148)         $      812,561          $   6,794,083
                                                                   =============          ==============          =============

(a) For the period June 29, 2009 (the Fund's inception date) through June 30, 2009.


Page 84                      See Notes to Financial Statements

                                                                                                              First Trust
  First Trust         First Trust         First Trust           First Trust             First Trust          NASDAQ(R) ABA
     S&P                  ISE              ISE-Revere              ISE               Value Line(R) 100         Community
     REIT                Water            Natural Gas            Chindia              Exchange-Traded             Bank
  Index Fund          Index Fund           Index Fund           Index Fund                 Fund              Index Fund (a)
 -------------       -------------       --------------        -------------         -----------------      ----------------
  $    132,907        $    332,444        $    420,576          $    463,746          $    266,590            $         --
            --             (19,943)            (24,024)              (21,468)              (12,432)                     --
             7                   9                  31                    --                    --                      --
  ------------        ------------        ------------          ------------          ------------            ------------
       132,914             312,510             396,583               442,278               254,158                      --
  ------------        ------------        ------------          ------------          ------------            ------------


         5,550              59,309              92,190                82,856               162,800                      --
        18,961              14,911              17,127                14,911                14,911                      --
        37,192               7,414              23,048                16,571                50,555                      --
         2,075               8,416              12,834                11,718                18,497                      --
         7,081               5,048               2,832                 2,832                    --                      --
           638               2,584               3,944                14,076                 4,791                      --
            93                 741               1,152                 1,036                 1,628                      --
           251                 895               1,803                 1,357                   320                      --
            38               9,967              14,675                 9,257                16,930                      --
            --               9,897              13,278                12,728                21,626                      --
           404               4,958               7,254                 7,861                 9,425                      --
  ------------        ------------        ------------          ------------          ------------            ------------
        72,283             124,140             190,137               175,203               301,483                      --
       (63,033)            (35,469)            (51,852)              (51,070)              (73,563)                     --
  ------------        ------------        ------------          ------------          ------------            ------------
         9,250              88,671             138,285               124,133               227,920                      --
  ------------        ------------        ------------          ------------          ------------            ------------
       123,664             223,839             258,298               318,145                26,238                      --
  ------------        ------------        ------------          ------------          ------------            ------------



      (757,160)         (3,073,109)        (17,944,514)           (4,767,573)          (12,473,422)                     --
      (477,544)           (532,238)          1,260,088              (124,403)             (139,886)                     --
  ------------        ------------        ------------          ------------          ------------            ------------
    (1,234,704)         (3,605,347)        (16,684,426)           (4,891,976)          (12,613,308)                     --
  ------------        ------------        ------------          ------------          ------------            ------------

       (30,040)          3,990,101          18,323,390            19,432,761             9,080,088                 (34,032)
  ------------        ------------        ------------          ------------          ------------            ------------
    (1,264,744)            384,754           1,638,964            14,540,785            (3,533,220)                (34,032)
  ------------        ------------        ------------          ------------          ------------            ------------

  $ (1,141,080)       $    608,593        $  1,897,262          $ 14,858,930          $ (3,506,982)           $    (34,032)
  ============        ============        ============          ============          ============            ============


                        See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                               First Trust                                 First Trust
                                                            Dow Jones Select                              Morningstar(R)
                                                                MicroCap                               Dividend Leaders(SM)
                                                             Index(SM) Fund                                 Index Fund
                                               ---------------------------------------       ---------------------------------------
                                                     For the Six                                 For the Six
                                                    Months Ended       For the Year             Months Ended         For the Year
                                                    June 30, 2009          Ended                June 30, 2009            Ended
                                                     (Unaudited)     December 31, 2008           (Unaudited)       December 31, 2008
                                               ---------------------------------------       ---------------------------------------
OPERATIONS:
   Net investment income (loss)                 $      60,916       $      119,605           $      769,598       $    2,595,775
   Net realized gain (loss)                          (359,913)          (1,433,938)             (15,291,929)         (19,289,024)
   Net change in unrealized appreciation
     (depreciation)                                     3,867           (4,841,892)              11,606,690           (3,052,374)
                                                -------------       --------------           --------------       --------------
   Net increase (decrease) in net assets
      resulting from operations                      (295,130)          (6,156,225)              (2,915,641)         (19,745,623)
                                                -------------       --------------           --------------       --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (62,109)            (134,425)                (807,790)          (2,534,302)
   Net realized gain                                       --                   --                       --                   --
   Return of capital                                       --               (4,281)                      --                   --
                                                -------------       --------------           --------------       --------------
   Total distributions to shareholders                (62,109)            (138,706)                (807,790)          (2,534,302)
                                                -------------       --------------           --------------       --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                          719,368            4,065,981                1,794,683           12,711,476
   Value of shares repurchased                             --           (1,687,158)                (785,095)         (11,885,997)
                                                -------------       --------------           --------------       --------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions         719,368            2,378,823                1,009,588              825,479
                                                -------------       --------------           --------------       --------------

   Total increase (decrease) in net assets            362,129           (3,916,108)              (2,713,843)         (21,454,446)

NET ASSETS:
   Beginning of period                             14,076,693           17,992,801               43,196,043           64,650,489
                                                -------------       --------------           --------------       --------------
   End of period                                $  14,438,822       $   14,076,693           $   40,482,200       $   43,196,043
                                                =============       ==============           ==============       ==============

   Accumulated net investment income (loss)
      at end of period                          $      (1,193)      $           --           $       32,783       $       70,975
                                                =============       ==============           ==============       ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period            955,000              805,000                3,300,002            3,200,002
   Shares sold                                         50,000              250,000                  150,000              850,000
   Shares repurchased                                      --             (100,000)                (100,000)            (750,000)
                                                -------------       --------------           --------------       --------------
   Shares outstanding, end of period                1,005,000              955,000                3,350,002            3,300,002
                                                =============       ==============           ==============       ==============


Page 86               See Notes to Financial Statements

                                          First Trust                      First Trust                       First Trust
           First Trust                    NASDAQ-100                       NASDAQ-100-                        NYSE Arca
             US IPO                      Equal Weighted                  Technology Sector                  Biotechnology
           Index Fund                    Index(SM) Fund                    Index(SM) Fund                     Index Fund
------------------------------ -------------------------------  -------------------------------   ---------------------------------
  For the Six    For the Year    For the Six     For the Year    For the Six     For the Year       For the Six    For the Year
 Months Ended       Ended       Months Ended       Ended        Months Ended         Ended         Months Ended        Ended
 June 30, 2009   December 31,   June 30, 2009    December 31,   June 30, 2009    December 31,     June 30, 2009    December 31,
  (Unaudited)       2008        (Unaudited)        2008         (Unaudited)         2008           (Unaudited)         2008
------------------------------ -------------------------------  -------------------------------   ---------------------------------
$     279,066   $     94,845   $       14,332   $       2,020   $      25,014   $       (2,159)   $     (173,837)  $      391,584
   (2,038,852)    (3,992,771)      (2,400,902)     (5,747,420)     (1,319,757)      (3,630,678)       (3,951,911)      (9,859,786)
    2,805,403     (6,916,703)       5,992,304      (6,647,266)      5,525,981       (5,540,626)        8,229,196       (8,907,572)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------

    1,045,617    (10,814,629)       3,605,734     (12,392,666)      4,231,238       (9,173,463)        4,103,448      (18,375,774)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------


      (34,485)      (100,763)              --          (2,020)             --               --                --         (391,584)
           --             --               --              --              --               --                --               --
           --         (7,057)              --          (7,600)             --               --                --         (201,756)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------
      (34,485)      (107,820)              --          (9,620)             --               --                --         (593,340)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------


    2,399,386      9,223,133        4,490,162       5,116,238       7,654,632        1,934,589         2,933,823       64,260,013
   (3,115,834)   (16,479,647)              --      (8,777,226)             --       (6,999,081)       (5,754,489)     (59,435,071)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------

     (716,448)    (7,256,514)       4,490,162      (3,660,988)      7,654,632       (5,064,492)       (2,820,666)       4,824,942
-------------   ------------   --------------   -------------   -------------  ---------------    --------------   --------------

      294,684    (18,178,963)       8,095,896     (16,063,274)     11,885,870      (14,237,955)        1,282,782      (14,144,172)


    8,453,768     26,632,731       14,848,028      30,911,302       9,413,596       23,651,551        59,096,875       73,241,047
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------
$   8,748,452   $  8,453,768   $   22,943,924   $  14,848,028   $  21,299,466   $    9,413,596    $   60,379,657   $   59,096,875
=============   ============   ==============   =============   =============   ==============    ==============   ==============


$     244,581   $         --   $       14,332   $          --   $      25,014   $           --    $    (173,837)   $           --
=============   ============   ==============   =============   =============   ==============    ==============   ==============


      600,002      1,050,002        1,200,002       1,400,002         800,002        1,100,002         3,000,002        3,000,002
      200,000        400,000          300,000         300,000         550,000          100,000           150,000        2,750,000
     (250,000)      (850,000)              --        (500,000)             --         (400,000)         (300,000)      (2,750,000)
-------------   ------------   --------------   -------------   -------------   --------------    --------------   --------------
      550,002        600,002        1,500,002       1,200,002       1,350,002          800,002         2,850,002        3,000,002
=============   ============   ==============   =============   =============   ==============    ==============   ==============


               See Notes to Financial Statements                         Page 87

FIRST TRUST EXCHANGE-TRADED FUND

                                                                  First Trust                                First Trust
                                                              Dow Jones Internet                         DB Strategic Value
                                                                 Index(SM) Fund                              Index Fund
                                                ------------------------------------------  ----------------------------------------
                                                       For the Six                              For the Six
                                                      Months Ended        For the Year         Months Ended         For the Year
                                                      June 30, 2009           Ended            June 30, 2009            Ended
                                                       (Unaudited)      December 31, 2008       (Unaudited)       December 31, 2008
                                                ------------------------------------------  ----------------------------------------
OPERATIONS:
   Net investment income (loss)                    $     (60,296)     $      48,065          $     249,735      $       779,120
   Net realized gain (loss)                           (5,859,664)        (6,500,741)            (5,188,191)         (16,459,173)
   Net change in unrealized appreciation
     (depreciation)                                   13,004,004        (10,241,121)             9,473,924           (8,452,355)
                                                   -------------      -------------          -------------      ---------------
   Net increase (decrease) in net assets
      resulting from operations                        7,084,044        (16,693,797)             4,535,468          (24,132,408)
                                                   -------------      -------------          -------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      --            (48,065)              (261,900)            (786,001)
   Net realized gain                                          --                 --                     --                   --
   Return of capital                                          --             (1,660)                    --                   --
                                                   -------------      -------------          -------------      ---------------
   Total distributions to shareholders                        --            (49,725)              (261,900)            (786,001)
                                                   -------------      -------------          -------------      ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                          14,679,134         16,539,332             16,894,005           60,739,339
   Value of shares repurchased                        (2,817,688)       (21,472,981)           (18,577,020)         (61,576,153)
                                                   -------------      -------------          -------------      ---------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions         11,861,446         (4,933,649)            (1,683,015)            (836,814)
                                                   -------------      -------------          -------------      ---------------

   Total increase (decrease) in net assets            18,945,490        (21,677,171)             2,590,553          (25,755,223)

NET ASSETS:
   Beginning of period                                14,708,485         36,385,656             35,762,470           61,517,693
                                                   -------------      -------------          -------------      ---------------
   End of period                                   $  33,653,975      $  14,708,485          $  38,353,023      $    35,762,470
                                                   =============      =============          =============      ===============

   Accumulated net investment income (loss)
      at end of period                             $     (60,296)     $          --          $       3,954      $        16,119
                                                   =============      =============          =============      ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period             1,050,002          1,450,002              2,400,002            2,550,002
   Shares sold                                           950,000            750,000              1,100,000            2,700,000
   Shares repurchased                                   (200,000)        (1,150,000)            (1,200,000)          (2,850,000)
                                                   -------------     --------------          -------------      ---------------
   Shares outstanding, end of period                   1,800,002          1,050,002              2,300,002            2,400,002
                                                   =============     ==============          =============      ===============


Page 88               See Notes to Financial Statements

                                                                             First Trust                    First Trust
          First Trust                        First Trust                     NASDAQ-100-                      NASDAQ(R)
 Value Line(R) Equity Allocation        Value Line(R) Dividend           Ex-Technology Sector        Clean Edge(R) Green Energy
          Index Fund                         Index Fund                     Index(SM) Fund                   Index Fund
--------------------------------  -------------------------------  ------------------------------  -------------------------------
 For the Six     For the Year      For the Six     For the Year     For the Six   For the Year      For the Six   For the Year
Months Ended        Ended         Months Ended       Ended         Months Ended       Ended        Months Ended       Ended
June 30, 2009    December 31,     June 30, 2009    December 31,    June 30, 2009  December 31,     June 30, 2009   December 31,
 (Unaudited)        2008          (Unaudited)        2008          (Unaudited)       2008           (Unaudited)        2008
--------------------------------  -------------------------------  ------------------------------  -------------------------------

$      39,641   $      122,963    $  2,169,575    $  4,462,660     $     1,745    $      1,005     $   (19,404)   $     (86,509)
   (2,260,062)      (1,813,174)    (19,527,366)    (30,544,023)       (408,032)     (1,174,536)     (7,017,634)      (8,981,107)
    2,489,633       (2,790,104)     15,932,643     (10,121,962)      1,218,848      (1,464,973)     13,831,121      (30,855,031)
-------------   --------------    ------------    -------------    -----------    -------------    -----------    --------------

      269,212       (4,480,315)     (1,425,148)    (36,203,325)        812,561      (2,638,504)      6,794,083      (39,922,647)
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------


      (36,720)        (125,551)     (2,084,469)     (4,414,268)             --          (1,005)             --               --
           --               --              --              --              --              --              --               --
           --               --              --              --              --            (335)             --               --
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------
      (36,720)        (125,551)     (2,084,469)     (4,414,268)             --          (1,340)             --               --
-------------   --------------    ------------    ------------     -----------    ------------     -----------    ------------


      587,314        9,013,426      11,709,826      13,912,902         720,795       7,753,235       9,146,034       18,128,749
   (1,229,942)     (11,858,239)     (1,703,958)    (38,045,744)     (2,417,874)             --      (1,396,009)      (5,614,820)
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------

     (642,628)      (2,844,813)     10,005,868     (24,132,842)     (1,697,079)      7,753,235       7,750,025       12,513,929
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------

     (410,136)      (7,450,679)      6,496,251     (64,750,435)       (884,518)      5,113,391      14,544,108      (27,408,718)


    5,840,687       13,291,366     115,402,787     180,153,222       7,231,963       2,118,572      23,504,317       50,913,035
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------
$   5,430,551   $    5,840,687    $121,899,038    $115,402,787       6,347,445    $  7,231,963     $38,048,425    $  23,504,317
=============   ==============    ============    ============     ===========    ============     ===========    =============

$       3,499   $          578    $    133,498    $     48,392     $     1,745    $         --     $   (19,404)   $          --
=============   ==============    ============    ============     ===========    ============     ===========    =============


      450,002          650,002       9,987,986      11,437,986         600,002         100,002       2,100,002        1,650,002
       50,000          500,000       1,100,000       1,200,000          50,000         500,000         750,000          800,000
     (100,000)        (700,000)       (200,000)     (2,650,000)       (200,000)             --        (100,000)        (350,000)
-------------   --------------    ------------    ------------     -----------    ------------     -----------    -------------
      400,002          450,002      10,887,986       9,987,986         450,002         600,002       2,750,002        2,100,002
=============   ==============    ============    ============     ===========    ============     ===========    =============


               See Notes to Financial Statements                         Page 89

FIRST TRUST EXCHANGE-TRADED FUND

                                                           First Trust
                                                               S&P                                       First Trust
                                                              REIT                                        ISE Water
                                                           Index Fund                                    Index Fund
                                              ---------------------------------------   --------------------------------------------
                                                For the Six                                  For the Six
                                                Months Ended       For the Year              Months Ended         For the Year
                                                June 30, 2009          Ended                 June 30, 2009           Ended
                                                (Unaudited)        Dec. 31, 2008             (Unaudited)          Dec. 31, 2008
                                              ---------------------------------------   --------------------------------------------
OPERATIONS:
   Net investment income (loss)                $     123,664       $      82,780            $     223,839         $     235,887
   Net realized gain (loss)                       (1,234,704)         (1,224,089)              (3,605,347)           (5,744,238)
   Net change in unrealized appreciation
    (depreciation)                                   (30,040)         (1,217,844)               3,990,101           (13,730,526)
                                               -------------       -------------            -------------         -------------
   Net increase (decrease) in net assets
    resulting from operations                     (1,141,080)         (2,359,153)                 608,593           (19,238,877)
                                               -------------       -------------            -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (89,595)            (82,045)                (246,615)             (235,615)
   Net realized gain                                      --                  --                       --                    --
   Return of capital                                      --                  --                       --                    --
                                               -------------       -------------            -------------         -------------
   Total distributions to shareholders               (89,595)            (82,045)                (246,615)             (235,615)
                                               -------------       -------------            -------------         -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                       2,481,267           7,707,488                4,407,409            60,229,848
   Value of shares repurchased                    (1,997,981)         (1,660,294)              (3,983,653)          (20,907,834)
                                               -------------       -------------            -------------         -------------
   Net increase (decrease) in net assets
      resultingfrom shareholder transactions         483,286           6,047,194                  423,756            39,322,014
                                               -------------       -------------            -------------         -------------

   Total increase (decrease) in net assets.         (747,389)          3,605,996                  785,734            19,847,522

NET ASSETS:
   Beginning of period                             5,187,274           1,581,278               32,157,241            12,309,719
                                               -------------       -------------            -------------         -------------
   End of period                               $   4,439,885       $   5,187,274            $  32,942,975         $  32,157,241
                                               =============       =============            =============         =============

   Accumulated net investment income
     (loss) at end of period                   $      34,804       $         735            $     (22,504)        $         272
                                               =============       =============            =============         =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.          550,002             100,002                2,050,002               550,002
   Shares sold                                       300,000             650,000                  300,000             2,650,000
   Shares repurchased.                              (300,000)           (200,000)                (300,000)           (1,150,000)
                                               -------------       -------------            -------------         -------------
   Shares outstanding, end of period                 550,002             550,002                2,050,002             2,050,002
                                               =============       =============            =============         =============

(a)  Inception date.


Page 90           See Notes to Financial Statements

             First Trust                                                                                         First Trust
             ISE-Revere                         First Trust                       First Trust                  NASDAQ(R) ABA
             Natural Gas                        ISE Chindia                     Value Line(R) 100              Community Bank
             Index Fund                         Index Fund                   Exchange-Traded Fund                Index Fund
----------------------------------  -------------------------------  ----------------------------------   ------------------------
  For the Six     For the Year     For the Six     For the Year        For the Six     For the Year            For the Period
 Months Ended        Ended         Months Ended       Ended           Months Ended        Ended               June 29, 2009 (a)
 June 30, 2009    December 31,     June 30, 2009   December 31,       June 30, 2009    December 31,         through June 30, 2009
  (Unaudited)          2008          (Unaudited)        2008            (Unaudited)         2008                 (Unaudited)
----------------------------------  -------------------------------  ----------------------------------   ------------------------

$     258,298    $      496,124     $     318,145   $      636,760    $      26,238    $      (145,903)       $           --
  (16,684,426)      (25,681,982)       (4,891,976)     (24,216,781)     (12,613,308)       (56,160,541)                   --
   18,323,390       (28,462,419)       19,432,761      (35,314,697)       9,080,088        (26,736,162)              (34,032)
-------------    --------------     -------------   --------------    -------------    ---------------        --------------

    1,897,262       (53,648,277)       14,858,930     (58,894,718)       (3,506,982)       (83,042,606)              (34,032)
-------------    --------------     -------------   --------------    -------------    ---------------        --------------


     (276,875)         (496,336)         (286,590)        (723,411)              --                 --                    --
           --                --                --               --               --                 --                    --
           --                --                --           (7,375)              --                 --                    --
-------------    --------------     -------------   --------------    -------------    ---------------        --------------
     (276,875)         (496,336)         (286,590)        (730,786)              --                 --                    --
-------------    --------------     -------------   --------------    -------------    ---------------        --------------


   53,381,931       165,183,948        17,710,206       13,396,978          451,521         59,176,893             2,000,040
   (6,340,203)      (85,018,202)       (1,111,699)     (21,838,899)      (9,690,623)      (105,222,443)                   --
-------------    --------------     -------------   --------------    -------------    ---------------        --------------

   47,041,728        80,165,746        16,598,507       (8,441,921)      (9,239,102)       (46,045,550)            2,000,040
-------------    --------------     -------------   --------------    -------------    ---------------        --------------

   48,662,115        26,021,133        31,170,847      (68,067,425)     (12,746,084)      (129,088,156)            1,966,008


   37,178,517        11,157,384        35,936,875      104,004,300       75,825,269        204,913,425                    --
-------------    --------------     -------------   --------------    -------------    ---------------        --------------
$  85,840,632    $   37,178,517     $  67,107,722   $   35,936,875    $  63,079,185    $    75,825,269        $    1,966,008
=============    ==============     =============   ==============    =============    ===============        ==============


$     (12,382)   $        6,195     $      31,555   $           --    $      26,238    $            --        $           --
=============    ==============     =============   ==============    =============    ===============        ==============


    3,150,002           500,002         3,050,002        3,750,002        8,189,982         11,439,982                    --
    4,100,000         6,150,000         1,150,000          550,000           50,000          3,750,000               100,002
     (500,000)       (3,500,000)         (100,000)      (1,250,000)      (1,150,000)        (7,000,000)                   --
-------------    --------------     -------------   --------------    -------------    ---------------        --------------
    6,750,002         3,150,002         4,100,002        3,050,002        7,089,982          8,189,982               100,002
=============    ==============     =============   ==============    =============    ===============        ==============


               See Notes to Financial Statements                         Page 91

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                                                                                                     For the Period
                                                                                                                      September 27,
                                                  For the                                                               2005 (a)
                                             Six Months Ended      For the            For the            For the         through
                                               June 30, 2009     Year Ended         Year Ended         Year Ended     December 31,
                                                (Unaudited)   December 31, 2008  December 31, 2007  December 31, 2006     2005
                                             ---------------- -----------------  -----------------  ----------------- -------------
Net asset value, beginning of period           $    14.74       $    22.35         $    23.92        $    20.73       $    20.00
                                               ----------       ----------         ----------        ----------       ----------
Income from investment operations:
Net investment income (loss)                         0.06             0.17               0.16              0.06 (b)         0.03 (b)
Net realized and unrealized gain (loss)             (0.37)           (7.60)             (1.60)             3.19 (b)         0.72 (b)
                                               ----------       ----------         ----------        ----------       ----------
Total from investment operations                    (0.31)           (7.43)             (1.44)             3.25             0.75
                                               ----------       ----------         ----------        ----------       ----------

Distributions paid to shareholders from:
Net investment income                               (0.06)           (0.17)             (0.13)            (0.06)           (0.02)
Return of capital                                      --            (0.01)                --                --               --
                                               ----------       ----------         ----------        ----------       ----------
Total distributions                                 (0.06)           (0.18)             (0.13)            (0.06)           (0.02)
                                               ----------       ----------         ----------        ----------       ----------
Net asset value, end of period                 $    14.37       $    14.74         $    22.35        $    23.92       $    20.73
                                               ==========       ==========         ==========        ==========       ==========

TOTAL RETURN (c)                                  (2.09)%         (33.33)%            (6.02)%            15.69%            3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  14,439        $  14,077          $  17,993         $  16,865       $   39,492
Ratios to average net assets:
Ratio of total expenses to average net assets       1.09% (d)        1.05%              1.35%             1.18%            1.44%(d)
Ratio of net expenses to average net assets         0.60% (d)        0.60%              0.60%             0.60%            0.60%(d)
Ratio of net investment income (loss) to
     average net assets                             0.98% (d)        0.79%              0.58%             0.24%            0.51%(d)
Portfolio turnover rate (e)                            5%              85%                11%               20%               6%


FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

                                                    For the                                                       For the Period
                                               Six Months Ended           For the               For the          March 9, 2006 (a)
                                                 June 30, 2009          Year Ended            Year Ended              through
                                                  (Unaudited)        December 31, 2008     December 31, 2007     December 31, 2006
                                              ------------------    -------------------   -------------------   --------------------
Net asset value, beginning of period             $    13.09            $    20.20            $    23.51            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.24                  0.83                  0.92                  0.59 (b)
Net realized and unrealized gain (loss)               (1.00)                (7.13)                (3.35)                 3.52 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                      (0.76)                (6.30)                (2.43)                 4.11
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.25)                (0.81)                (0.88)                (0.60)
                                                 ----------            ----------            ----------            ----------
Net asset value, end of period                   $    12.08            $    13.09            $    20.20            $    23.51
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                    (5.55)%              (31.71)%              (10.64)%                20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   40,482            $   43,196            $   64,650            $   75,237
Ratios to average net assets:
Ratio of total expenses to average net assets         0.94% (d)             0.72%                 0.68%                 0.99% (d)
Ratio of net expenses to average net assets           0.45% (d)             0.45%                 0.45%                 0.45% (d)
Ratio of net investment income (loss) to
     average net assets                               4.33% (d)             5.07%                 3.87%                 3.55% (d)
Portfolio turnover rate (e)                             77%                   56%                    9%                    9%


(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 92                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST US IPO INDEX FUND

                                                          For the                                                   For the Period
                                                     Six Months Ended        For the              For the         April 12, 2006 (a)
                                                       June 30, 2009       Year Ended           Year Ended              through
                                                        (Unaudited)     December 31, 2008    December 31, 2007     December 31, 2006
                                                     ----------------   -----------------    -----------------    ------------------
Net asset value, beginning of period                   $    14.09         $    25.36           $    22.20            $    20.00
                                                       ----------         ----------           ----------            ----------
Income from investment operations:
Net investment income (loss)                                 0.50               0.15                 0.05                  0.01 (b)
Net realized and unrealized gain (loss)                      1.38             (11.27)                3.17                  2.19 (b)
                                                       ----------         ----------           ----------            ----------
Total from investment operations                             1.88             (11.12)                3.22                  2.20
                                                       ----------         ----------           ----------            ----------

Distributions paid to shareholders from:
Net investment income                                       (0.06)             (0.14)               (0.06)                   --
Return of capital                                              --              (0.01)                  --                    --
                                                       ----------         ----------           ----------            ----------
Total distributions                                         (0.06)             (0.15)               (0.06)                   --
                                                       ----------         ----------           ----------            ----------

Net asset value, end of period                         $    15.91         $    14.09           $    25.36            $    22.20
                                                       ==========         ==========           ==========            ==========

TOTAL RETURN (c)                                           13.36%           (43.88)%               14.53%                11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    8,748         $    8,454            $  26,633             $  19,981
Ratios to average net assets:
Ratio of total expenses to average net assets               1.74% (d)          1.02%                1.06%                 1.44% (d)
Ratio of net expenses to average net assets                 0.60% (d)          0.60%                0.60%                 0.60% (d)
Ratio of net investment income (loss) to
     average net assets                                     6.96% (d)          0.50%                0.24%                 0.07% (d)
Portfolio turnover rate (e)                                   12%                62%                  11%                   26%


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                            For the                                                  For the Period
                                                       Six Months Ended         For the             For the      April 19, 2006 (a)
                                                          June 30, 2009        Year Ended          Year Ended           through
                                                           (Unaudited)      December 31, 2008  December 31, 2007  December 31, 2006
                                                       -----------------    -----------------  -----------------  -----------------
Net asset value, beginning of period                        $    12.37          $    22.08        $    20.12         $    20.00
                                                            ----------          ----------        ----------         ----------
Income from investment operations:
Net investment income (loss)                                      0.01                0.00(f)          (0.02)             (0.01)(b)
Net realized and unrealized gain (loss)                           2.92               (9.70)             1.98               0.13 (b)
                                                            ----------          ----------        ----------         ----------
Total from investment operations                                  2.93               (9.70)             1.96               0.12
                                                            ----------          ----------        ----------         ----------

Distributions paid to shareholders from:
Net investment income                                               --               (0.00)(f)            --                 --
Return of capital                                                   --               (0.01)               --                 --
                                                            ----------          ----------        ----------         ----------
Total distributions                                                 --               (0.01)               --                 --
                                                            ----------          ----------        ----------         ----------
Net asset value, end of period                              $    15.30          $    12.37        $    22.08         $    20.12
                                                            ==========          ==========        ==========         ==========

TOTAL RETURN (c)                                                23.69%            (43.96)%             9.74%              0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $   22,944          $   14,848        $   30,911         $   26,158
Ratios to average net assets:
Ratio of total expenses to average net assets                    0.93% (d)           0.88%             0.95%              1.31% (d)
Ratio of net expenses to average net assets                      0.60% (d)           0.60%             0.60%              0.60% (d)
Ratio of net investment income (loss) to
     average net assets                                          0.17% (d)           0.01%           (0.08)%            (0.07)% (d)
Portfolio turnover rate (e)                                        16%                 39%               15%                 1%

(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


See Notes to Financial Statements                                       Page 93

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
                                                            For the                                               For the Period
                                                       Six Months Ended        For the             For the       April 19, 2006 (a)
                                                         June 30, 2009       Year Ended          Year Ended           through
                                                          (Unaudited)     December 31, 2008   December 31, 2007  December 31, 2006
                                                       ---------------    -----------------   -----------------  ------------------
Net asset value, beginning of period                     $    11.77         $    21.50          $    19.97        $    20.00
                                                         ----------         ----------          ----------        ----------
Income from investment operations:
Net investment income (loss)                                   0.02                 --               (0.03)            (0.03)(b)
Net realized and unrealized gain (loss)                        3.99              (9.73)               1.56              0.00 (b) (f)
                                                         ----------         ----------          ----------        ----------
Total from investment operations                               4.01              (9.73)               1.53             (0.03)
                                                         ----------         ----------          ----------        ----------

Net asset value, end of period                           $    15.78         $    11.77          $    21.50        $    19.97
                                                         ==========         ==========          ==========        ==========

TOTAL RETURN (c)                                             34.07%           (45.26)%               7.66%           (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   21,299         $    9,414          $   23,652        $   27,960
Ratios to average net assets:
Ratio of total expenses to average net assets                 0.97% (d)           0.88%              0.92%             1.37% (d)
Ratio of net expenses to average net assets                   0.60% (d)           0.60%              0.60%             0.60% (d)
Ratio of net investment income (loss) to
     average net assets                                       0.35% (d)          (0.01)%           (0.16)%           (0.20)% (d)
Portfolio turnover rate (e)                                     15%                33%                 10%                7%

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

                                                         For the                                                 For the Period
                                                    Six Months Ended        For the             For the        June 19, 2006 (a)
                                                      June 30, 2008       Year Ended          Year Ended            through
                                                       (Unaudited)     December 31, 2008   December 31, 2007   December 31, 2006
                                                    ----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period                  $    19.70         $    24.41          $    23.55          $    20.00
                                                      ----------         ----------          ----------          ----------
Income from investment operations:
Net investment income (loss)                               (0.06)              0.18               (0.10)              (0.07) (b)
Net realized and unrealized gain (loss)                     1.55              (4.62)               0.96                3.62  (b)
                                                      ----------         ----------          ----------          ----------
Total from investment operations                            1.49              (4.44)               0.86                3.55
                                                      ----------         ----------          ----------          ----------

Distributions paid to shareholders from:
Net investment income                                        --              (0.18)                  --                 --
Return of capital                                            --              (0.09)                  --                 --
                                                      ----------         ----------          ----------          ----------
Total distributions                                          --              (0.27)                  --                 --
                                                      ----------         ----------          ----------          ----------

Net asset value, end of period                        $    21.19         $    19.70          $    24.41          $    23.55
                                                      ==========         ==========          ==========          ==========

TOTAL RETURN (c)                                           7.56%           (18.33)%               3.65%              17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $   60,380         $   59,097          $   73,241          $   29,438
Ratios to average net assets:
Ratio of total expenses to average net assets              0.80% (d)          0.72%               0.73%               1.22% (d)
Ratio of net expenses to average net assets                0.60% (d)          0.60%               0.60%               0.60% (d)
Ratio of net investment income (loss) to
     average net assets                                  (0.60)% (d)          0.67%             (0.60)%             (0.60)% (d)
Portfolio turnover rate (e)                                  25%                38%                 11%                  4%

(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


Page 94                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
                                                           For the                                                For the Period
                                                      Six Months Ended        For the             For the        June 19, 2006 (a)
                                                        June 30, 2009       Year Ended          Year Ended            through
                                                         (Unaudited)     December 31, 2008   December 31, 2007   December 31, 2006
                                                      ----------------   -----------------   -----------------   ------------------
Net asset  value, beginning of period                  $    14.01         $    25.09          $    22.57          $    20.00
                                                       ----------         ----------          ----------          ----------
Income from investment operations:
Net investment income (loss)                                (0.03)              0.05               (0.16)              (0.07)(b)
Net realized and unrealized gain (loss)                      4.72             (11.08)               2.68                2.64 (b)
                                                       ----------         ----------          ----------          ----------
Total from investment operations                             4.69             (11.03)               2.52                2.57
                                                       ----------         ----------          ----------          ----------

Distributions paid to shareholders from:
Net investment income                                          --              (0.05)                 --                  --
Return of capital                                              --              (0.00)(f)              --                  --
                                                       ----------         ----------          ----------          ----------
Total distributions                                            --              (0.05)                 --                  --
                                                       ----------         ----------          ----------          ----------

Net asset value, end of period                         $    18.70         $    14.01          $    25.09          $    22.57
                                                       ==========         ==========          ==========          ==========

TOTAL RETURN (c)                                           33.48%           (44.02)%              11.17%              12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   33,654         $   14,708          $   36,386          $   25,953
Ratios to average net assets:
Ratio of total expenses to average net assets               0.85% (d)          0.82%               0.70%               1.24% (d)
Ratio of net expenses to average net assets                 0.60% (d)          0.60%               0.60%               0.60% (d)
Ratio of net investment income (loss) to
     average net assets                                   (0.52)% (d)          0.21%             (0.42)%             (0.55)% (d)
Portfolio turnover rate (e)                                   26%                44%                  6%                  4%


FIRST TRUST DB STRATEGIC VALUE INDEX FUND

                                                          For the                                                For the Period
                                                     Six Months Ended        For the             For the        July 6, 2006 (a)
                                                       June 30, 2009       Year Ended          Year Ended            through
                                                        (Unaudited)     December 31, 2008   December 31, 2007   December 31, 2006
                                                       --------------   -----------------   -----------------   -----------------
Net asset value, beginning of period                   $    14.90         $    24.12          $    22.06          $    20.00
                                                       ----------         ----------          ----------          ----------
Income from investment operations:
Net investment income (loss)                                 0.12               0.28                0.20                0.12(b)
Net realized and unrealized gain (loss)                      1.78              (9.22)               2.07                2.03(b)
                                                       ----------         ----------          ----------          ----------
Total from investment operations                             1.90              (8.94)               2.27                2.15
                                                       ----------         ----------          ----------          ----------

Distributions paid to shareholders from:
Net investment income                                       (0.12)             (0.28)              (0.21)              (0.09)
                                                       ----------         ----------          ----------          ----------

Net asset value, end of period                         $    16.68         $    14.90          $    24.12          $    22.06
                                                       ==========         ==========          ==========          ==========

TOTAL RETURN (c)                                           12.73%           (37.23)%              10.26%              10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   38,353         $   35,762          $   61,518            $ 17,650
Ratios to average net assets:
Ratio of total expenses to average net assets               0.97% (d)          0.72%               1.12%               2.59% (d)
Ratio of net expenses to average net assets                 0.65% (d)          0.65%               0.65%               0.65% (d)
Ratio of net investment income (loss) to
     average net assets                                     1.44% (d)          1.31%               1.09%               1.29% (d)
Portfolio turnover rate (e)                                   99%               157%                 10%                  4%

(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


                    See Notes to Financial Statements                   Page 95

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                                         For the                                                 For the Period
                                                    Six Months Ended        For the             For the        December 5, 2006 (a)
                                                      June 30, 2009       Year Ended          Year Ended             through
                                                       (Unaudited)     December 31, 2008   December 31, 2007    December 31, 2006
                                                    ----------------   -----------------   -----------------   --------------------
Net asset value, beginning of period                  $    12.98         $    20.45          $    19.78           $    20.00
                                                      ----------         ----------          ----------           ----------
Income from investment operations:
Net investment income (loss)                                0.10               0.25                0.24                 0.03 (b)
Net realized and unrealized gain (loss)                     0.59              (7.47)               0.68                (0.25)(b)
                                                      ----------         ----------          ----------           ----------
Total from investment operations                            0.69              (7.22)               0.92                (0.22)
                                                      ----------         ----------          ----------           ----------

Distributions paid to shareholders from:
Net investment income                                      (0.09)             (0.25)              (0.25)                  --
                                                      ----------         ----------          ----------           ----------

Net asset value, end of period                        $    13.58         $    12.98          $    20.45           $    19.78
                                                      ==========         ==========          ==========           ==========

TOTAL RETURN (c)                                           5.33%           (35.45)%               4.65%              (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $    5,431         $    5,841          $   13,291           $   18,793
Ratios to average net assets:
Ratio of total expenses to average net assets              1.65% (d)          1.14%               1.36%                3.25% (d)
Ratio of net expenses to average net assets                0.70% (d)          0.70%               0.70%                0.70% (d)
Ratio of net investment income (loss) to
     average net assets                                    1.51% (d)          1.29%               1.04%                1.82% (d)
Portfolio turnover rate (e)                                  95%               120%                 43%                   1%


(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 96                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                                                                         For the Period
                                              For the        For the        For the        June 1, 2006     For the     For the
                                         Six Months Ended   Year Ended     Year Ended       through       Year Ended   Year Ended
                                           June 30, 2009   December 31,   December 31,    December 31,      May 31,     May 31,
                                            (Unaudited)       2008            2007           2006 (a)       2006 (a)    2005 (a)
                                         ----------------  ------------   ------------   --------------   -----------  ----------
Net asset value, beginning of period        $    11.55     $     15.75    $     16.77     $    16.55      $    17.24  $    16.13
                                            ----------     -----------    -----------     ----------      ----------  ----------

Income from investment
     operations:
Net investment income (loss)                      0.21            0.45           0.44           0.24(b)         0.43        0.41
Net realized and unrealized gain (loss)          (0.36)          (4.20)         (0.99)          2.10(b)         1.00        1.99
                                            ----------     -----------    -----------     ----------      ----------  ----------

Total from investment operations                 (0.15)          (3.75)         (0.55)          2.34            1.43        2.40
                                            ----------     -----------    -----------     ----------      ----------  ----------

Distributions paid to shareholders from:
Net investment income                            (0.20)          (0.45)         (0.47)         (0.63)          (0.42)      (0.37)
Net realized gains                                  --              --             --          (1.49)          (1.70)      (0.92)
                                            ----------     -----------    -----------     ----------      ----------  ----------

Total distributions to shareholders              (0.20)          (0.45)         (0.47)         (2.12)          (2.12)      (1.29)
                                            ----------     -----------    -----------     ----------      ----------  ----------
Common Shares offering costs
     charged to paid-in capital                     --              --             --             --              --       (0.00)(c)
                                            ----------     -----------    -----------     ----------      ----------  ----------

Net asset value, end of period              $    11.20     $     11.55    $     15.75     $    16.77      $    16.55  $    17.24
                                            ==========     ===========    ===========     ==========      ========== ============


TOTAL RETURN, BASED ON
     NET ASSET VALUE                           (1.20)%(e)     (24.17)%(e)     (3.42)%(e)      14.70%(e)(i)    10.26%(d)   16.05%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  121,899     $   115,403    $   180,153     $  451,642      $  536,258  $  558,705
Ratios to average net assets:
Ratio of total expenses to average net
     assets                                      0.92%(f)        0.84%          0.85%          0.94%(f)        0.93%       0.93%
Ratio of net expenses to average net
     assets                                      0.70%(f)        0.70%          0.70%          0.93%(f)(h)     0.93%       0.93%
Ratio of net investment income (loss)
     to average net assets                       3.95%(f)        3.20%          2.37%          2.36%(f)        2.51%       2.45%
Portfolio turnover rate (g)                        64%            109%             5%            28%             58%         57%

(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Reorganization History below.

(b) Per share amounts have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(e) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(f) Annualized.

(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(h) The annualized expense ratio is capped at 0.70%. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.

(i) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See Reorganization History below.

REORGANIZATION HISTORY:
First Trust Value Line(R) Dividend Fund (the "Predeccessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predeccessor FVD Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, December 15, 2006 and FVD began trading on the AMEX on Monday, December 18, 2006 (effective November 6, 2008, FVD began trading on NYSE Arca), under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund survive for financial reporting purposes.


                      See Notes to Financial Statements                  Page 97

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the        February 8, 2007 (a)
                                                                       June 30, 2009          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------   --------------------
Net asset value, beginning of period                                   $    12.05            $    21.19            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                   --                  0.01                 (0.01)
Net realized and unrealized gain (loss)                                      2.06                 (9.14)                 1.20
                                                                       ----------            ----------            ----------
Total from investment operations                                             2.06                 (9.13)                 1.19
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                          --                 (0.01)                   --
Return of capital                                                              --                  0.00(e)                 --
                                                                       ----------            ----------            ----------
Total distributions                                                            --                 (0.01)                   --
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $    14.11            $    12.05            $    21.19
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                           17.10%              (43.09)%                 5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    6,347            $    7,232            $    2,119
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.46% (c)             1.86%                 2.61% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60%                 0.60% (c)
Ratio of net investment income (loss) to
     average net assets                                                     0.06% (c)             0.03%               (0.04)% (c)
Portfolio turnover rate (d)                                                   17%                   67%                   27%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the        February 8, 2007 (a)
                                                                       June 30, 2009          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------   --------------------
Net asset value, beginning of period                                   $    11.19            $    30.86            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.01)                (0.04)                (0.04)
Net realized and unrealized gain (loss)                                      2.66                (19.63)                10.90
                                                                       ----------            ----------            ----------
Total from investment operations                                             2.65                (19.67)                10.86
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $    13.84            $    11.19            $    30.86
                                                                       ==========            ==========            ==========
TOTAL RETURN (b)                                                           23.68%              (63.74)%                54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   38,048            $   23,504            $   50,913
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.92% (c)             0.83%                 1.00% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets               (0.13)% (c)           (0.21)%               (0.33)%(c)
Portfolio turnover rate (d)                                                   18%                   32%                    4%

(a) Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) Amount represents less than $0.01 per share.


Page 98                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST S&P REIT INDEX FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the           May 8, 2007 (a)
                                                                       June 30, 2009          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------     -----------------
Net asset value, beginning of period                                   $     9.43            $    15.81            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.22                  0.31                  0.32 (b)
Net realized and unrealized gain (loss)                                     (1.42)                (6.38)                (4.13)(b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (1.20)                (6.07)                (3.81)
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.16)                (0.31)                (0.38)
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $     8.07            $     9.43            $    15.81
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                         (12.69)%              (38.87)%              (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    4,440            $    5,187            $    1,581
Ratios to average net assets:
Ratio of total expenses to average net assets                               3.91% (d)             5.30%                 8.41% (d)
Ratio of net expenses to average net assets                                 0.50% (d)             0.50%                 0.50% (d)
Ratio of net investment income (loss) to average net assets                 6.68% (d)             3.40%                 2.73% (d)
Portfolio turnover rate (e)                                                   10%                   20%                   25%


FIRST TRUST ISE WATER INDEX FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the           May 8, 2007 (a)
                                                                       June 30, 2008          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------     -----------------
Net asset value, beginning of period                                   $    15.69            $    22.38            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.11                  0.12                  0.04
Net realized and unrealized gain (loss)                                      0.39                 (6.69)                 2.38
                                                                       ----------            ----------            ----------
Total from investment operations                                             0.50                 (6.57)                 2.42
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.12)                (0.12)                (0.04)
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $    16.07            $    15.69            $    22.38
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                            3.19%              (29.40)%                12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   32,943            $   32,157            $   12,310
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.84% (d)             0.77%                 1.68% (d)
Ratio of net expenses to average net assets                                 0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to average net assets                 1.51% (d)             0.76%                 0.46% (d)
Portfolio turnover rate (e)                                                   21%                   45%                    3%

(a) Inception date.

(b) Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


See Notes to Financial Statements                                       Page 99

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the           May 8, 2007 (a)
                                                                       June 30, 2009          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------     -----------------
Net asset value, beginning of period                                   $    11.80            $    22.31            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.04                  0.14                  0.03
Net realized and unrealized gain (loss)                                      0.92                (10.51)                 2.30
                                                                       ----------            ----------            ----------
Total from investment operations                                             0.96                (10.37)                 2.33
                                                                       ----------            ----------            ----------
Distributions paid to shareholders from:
Net investment income                                                       (0.04)                (0.14)                (0.02)
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $    12.72            $    11.80            $    22.31
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                            8.17%              (46.57)%                11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   85,841            $   37,179            $   11,157
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.82% (c)             0.77%                 2.36% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets                 1.12% (c)             0.77%                 0.32% (c)
Portfolio turnover rate (d)                                                   53%                  116%                    5%


FIRST TRUST ISE CHINDIA INDEX FUND
                                                                          For the                                 For the Period
                                                                     Six Months Ended           For the           May 8, 2007 (a)
                                                                       June 30, 2009          Year Ended              through
                                                                        (Unaudited)        December 31, 2008     December 31, 2007
                                                                     ----------------      -----------------     -----------------
Net asset value, beginning of period                                   $    11.78            $    27.73            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.08                  0.17                  0.02
Net realized and unrealized gain (loss)                                      4.58                (15.92)                 7.73
                                                                       ----------            ----------            ----------
Total from investment operations                                             4.66                (15.75)                 7.75
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.07)                (0.20)                (0.02)
Return of capital                                                              --                 (0.00)(e)                --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.07)                (0.20)                (0.02)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    16.37            $    11.78            $    27.73
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                           39.56%              (56.98)%                38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   67,108            $   35,937            $  104,004
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.85% (c)             0.73%                 0.82% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets                 1.54% (c)             0.90%                 0.17% (c)
Portfolio turnover rate (d)                                                   24%                   39%                    2%

(a) Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) Amount represents less than $0.01 per share.


Page 100               See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

                                           For the          For the        For the        For the        For the       For the
                                      Six Months Ended    Year Ended     Year Ended      Year Ended    Year Ended     Year Ended
                                        June 30, 2009     December 31,  December 31,    December 31,   December 31,   December 31,
                                        (Unaudited)          2008          2007 (a)        2006 (a)      2005 (a)       2004 (a)
                                      ----------------   -------------  ------------    ------------  -------------  -------------
Net asset value, beginning of period     $      9.26     $     17.91     $     15.89     $     17.16   $    18.05    $     16.61
                                         -----------     -----------     -----------     -----------  -----------    -----------

Income from investment
     operations:
Net investment income (loss)                    0.00 (b)       (0.02)           1.02           (0.07)       (0.08)         (0.09)
Net realized and unrealized gain (loss)        (0.36)          (8.63)           2.06            0.68         2.00           2.19
                                         -----------     -----------     -----------     -----------   -----------   -----------
Total from investment operations               (0.36)          (8.65)           3.08            0.61         1.92           2.10
                                         -----------     -----------     -----------     -----------   -----------   -----------

Distributions paid to shareholders from:
Net realized gains                                --              --           (1.06)          (1.88)       (2.81)         (0.66)
                                         -----------     -----------     -----------     -----------   -----------   -----------

Common Shares offering costs
     charged to paid-in capital                   --              --              --              --           --          (0.00)(b)
                                         -----------     -----------     -----------     -----------   -----------   -----------
Net asset value, end of period           $      8.90     $      9.26     $     17.91     $     15.89   $    17.16    $     18.05
                                         ===========     ===========     ===========     ===========   ===========   ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                         (3.89)%(d)     (48.30)%(d)       19.91%(d)(g)     4.59%(c)    11.86%(c)      13.05%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $    63,079     $    75,825     $   204,913     $   277,902   $  300,049    $   315,632
Ratios to average net assets:
Ratio of total expenses to average net
     assets                                    0.93%(h)        0.86%           0.89%           0.97%        0.95%          0.97%
Ratio of net expenses to average net
     assets                                    0.70%(h)        0.70%           0.83%(f)        0.97%        0.95%          0.97%
Ratio of net investment income (loss)
     to average net assets                     0.08%(h)      (0.11)%         (0.21)%         (0.40)%      (0.43)%        (0.52)%
Portfolio turnover rate (e)                     110%            251%            111%            234%         240%           220%


(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Reorganization History below.

(b) Amount represents less than $0.01 per share.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) The annualized expense ratio is capped at 0.70%. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.

(g) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.

(h) Annualized.

REORGANIZATION HISTORY:
First Trust Value Line(R) 100 Fund (the "Predeccessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predeccessor FVL Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE
Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.


See Notes to Financial Statements                                      Page 101

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


First Trust NASDAQ(R) ABA Community Bank Index Fund
                                                                                            For the Period
                                                                                           June 29, 2009 (a)
                                                                                                through
                                                                                             June 30, 2009
                                                                                              (Unaudited)
                                                                                          ------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                         --
Net realized and unrealized gain (loss)                                                           (0.34)
                                                                                             ----------
Total from investment operations                                                                  (0.34)
                                                                                             ----------


Net asset value, end of period                                                               $    19.66
                                                                                             ==========

TOTAL RETURN (b)                                                                                (1.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                         $    1,966
Ratios to average net assets:
Ratio of total expenses to average net assets                                                        -- (c)
Ratio of net expenses to average net assets                                                          -- (c)
Ratio of net investment income (loss) to average net assets                                          -- (c)
Portfolio turnover rate (d)                                                                          0%

(a) Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c) The Fund will begin expense accruals on July 1, 2009.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 102                See Notes to Financial Statements

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund - (NYSE Arca, Inc.
        ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund - (NYSE Arca, Inc.
        ticker "FDL")
First Trust US IPO Index Fund - (NYSE Arca, Inc. ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC") First Trust NYSE Arca Biotechnology Index Fund (1) - (NYSE Arca, Inc.
        ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca, Inc. ticker "FDN") First Trust DB Strategic Value Index Fund - (NYSE Arca, Inc. ticker ("FDV") First Trust Value Line(R) Equity Allocation Index Fund - (NYSE Arca, Inc.
        ticker "FVI")
First Trust Value Line(R) Dividend Index Fund - (NYSE Arca, Inc. ticker "FVD") First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - (NASDAQ
        ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ
        ticker "QCLN")
First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ticker "FRI")
First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca, Inc.
        ticker "FVL")
First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker "QABA")

(1) Formerly First Trust Amex(R) Biotechnology Index Fund. See Note 8 to Financial Statements for information regarding this Fund's name change.

Each fund represents a separate series of shares of beneficial interest in the Trust (individually, each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, and the First Trust NASDAQ(R) ABA Community Bank Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                    INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund                    Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                           IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 NASDAQ-100 Technology Sector Index(SM)
First Trust NYSE Arca Biotechnology Index Fund                          NYSE Arca Biotechnology Index(SM) (2)
First Trust Dow Jones Internet Index(SM) Fund                           Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund                               Deutsche Bank CROCI(R) US+ Index(TM)
First Trust Value Line(R) Equity Allocation Index Fund                  Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                           Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                                         S&P United States REIT Index
First Trust ISE Water Index Fund                                        ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                           ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                      ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                      Value Line(R) 100 Index
First Trust NASDAQ(R) ABA Community Bank Index Fund                     NASDAQ OMX(R) ABA Community Bank Index(SM)

(2) Formerly the Amex(R) Biotechnology Index(SM). See Note 8 to Financial Statements for information regarding this Index's name change.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange and fair value pricing may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its Index.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are as follows:

     o Level 1 - quoted prices in active markets for identical securities
     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     o Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the Level 3 roll-forward disclosure for each major security type.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of June 30, 2009 is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund (with the exception of First Trust NASDAQ(R) ABA Community Bank Index Fund which had an inception date of June 29, 2009) during the period ended December 31, 2008 were as follows:

                                                                                            Distributions        Distributions
                                                                  Distributions paid            paid                 paid
                                                                    from Ordinary           from Capital          from Return
                                                                        Income                  Gains              of Capital
                                                                  ------------------      ----------------     ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $    134,425            $    --              $      4,281
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             2,534,302                 --                        --
First Trust US IPO Index Fund                                            100,763                 --                     7,057
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       2,020                 --                     7,600
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                       --                 --                        --
First Trust NYSE Arca Biotechnology Index Fund                           391,584                 --                   201,756
First Trust Dow Jones Internet Index(SM) Fund                             48,065                 --                     1,660
First Trust DB Strategic Value Index Fund                                786,001                 --                        --
First Trust Value Line(R) Equity Allocation Index Fund                   125,551                 --                        --
First Trust Value Line(R) Dividend Index Fund                          4,414,268                 --                        --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 1,005                 --                       335
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   --                 --                        --
First Trust S&P REIT Index Fund                                           82,045                 --                        --
First Trust ISE Water Index Fund                                         235,615                 --                        --
First Trust ISE-Revere Natural Gas Index Fund                            496,336                 --                        --
First Trust ISE Chindia Index Fund                                       723,411                 --                     7,375
First Trust Value Line(R) 100 Exchange-Traded Fund                            --                 --                        --

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


As of December 31, 2008, the components of distributable earnings on a tax basis for each Fund (with the exception of First Trust NASDAQ(R) ABA Community Bank Index Fund which had an inception date of June 29, 2009) were as follows:


                                                                                                               Accumulated
                                                                  Undistributed          Net Unrealized        Capital and
                                                                    Ordinary              Appreciation             Other
                                                                     Income              (Depreciation)        Gain (Loss)
                                                                ----------------        ----------------     ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $         --           $ (6,490,318)         $ (3,413,475)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              70,975            (16,593,980)          (16,671,468)
First Trust US IPO Index Fund                                               --             (5,045,021)           (4,547,609)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        --             (8,880,849)           (5,479,677)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     --             (7,377,387)           (3,739,684)
First Trust NYSE Arca Biotechnology Index Fund                              --            (19,638,475)           (3,914,491)
First Trust Dow Jones Internet Index(SM) Fund                               --            (14,032,375)           (6,548,840)
First Trust DB Strategic Value Index Fund                               16,119            (11,140,313)          (18,269,357)
First Trust Value Line(R) Equity Allocation Index Fund                     578             (2,160,824)           (2,807,705)
First Trust Value Line(R) Dividend Index Fund                           48,392            (28,447,618)          (29,023,389)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  --             (2,019,211)             (889,004)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 --            (26,986,611)           (6,482,142)
First Trust S&P REIT Index Fund                                            735             (1,785,140)             (122,399)
First Trust ISE Water Index Fund                                           272            (14,020,503)           (2,986,875)
First Trust ISE-Revere Natural Gas Index Fund                            6,195            (30,821,919)          (27,176,142)
First Trust ISE Chindia Index Fund                                          --            (33,667,547)          (21,613,096)
First Trust Value Line(R) 100 Exchange-Traded Fund                          --             (4,471,455)          (76,561,610)

D. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Funds' current fiscal year. As of June 30, 2009, management has evaluated the application of FIN 48 to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At December 31, 2008 for federal income tax purposes, each Fund (with the exception of First Trust NASDAQ(R) ABA Community Bank Index Fund which had an inception date of June 29, 2009) has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                            Capital Loss   Capital Loss   Capital Loss   Capital Loss
                                                              Available      Available      Available      Available        Total
                                                               Through        Through        Through        Through     Capital Loss
                                                                2013           2014           2015           2016        Available
                                                            ------------   ------------   ------------   ------------   ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund        $         --   $  1,604,481   $    910,503    $   893,582   $ 3,408,566
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        52,755        202,279        198,670     14,961,725    15,415,429
First Trust US IPO Index Fund                                         --        303,759        740,683      2,682,788     3,727,230
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  --         15,480        271,083      1,957,170     2,243,733
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               --         95,862        535,229      1,421,664     2,052,755
First Trust NYSE Arca Biotechnology Index Fund                        --             --             --      2,061,136     2,061,136
First Trust Dow Jones Internet Index(SM) Fund                         --             --             --      6,446,426     6,446,426
First Trust DB Strategic Value Index Fund                             --         45,432        831,336     11,401,861    12,278,629
First Trust Value Line(R) Equity Allocation Index Fund                --             --      1,439,101      1,167,881     2,606,982
First Trust Value Line(R) Dividend Index Fund                         --             --      4,488,019     21,877,186    26,365,205
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            --             --          7,779        143,596       151,375
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           --             --        141,332      4,246,707     4,388,039
First Trust S&P REIT Index Fund                                       --             --         10,162         11,848        22,010
First Trust ISE Water Index Fund                                      --             --            592        318,246       318,838
First Trust ISE-Revere Natural Gas Index Fund                         --             --          5,274      7,264,703     7,269,977
First Trust ISE Chindia Index Fund                                    --             --             --     11,202,148    11,202,148
First Trust Value Line(R) 100 Exchange-Traded Fund                    --             --      6,804,100     47,805,834    54,609,934

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the 2008 taxable year, the following Funds incurred and elected to defer net capital losses as follows:

                                                                  Post-October
                                                                     Losses
                                                                  ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $     4,909
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          1,256,039
First Trust US IPO Index Fund                                         820,379
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                3,235,944
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             1,686,929
First Trust NYSE Arca Biotechnology Index Fund                      1,853,355
First Trust Dow Jones Internet Index(SM) Fund                         102,414
First Trust DB Strategic Value Index Fund                           5,990,728
First Trust Value Line(R) Equity Allocation Index Fund                200,723
First Trust Value Line(R) Dividend Index Fund                       2,658,184
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            737,629
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         2,094,103
First Trust S&P REIT Index Fund                                       100,389
First Trust ISE Water Index Fund                                    2,668,037
First Trust ISE-Revere Natural Gas Index Fund                      19,906,165
First Trust ISE Chindia Index Fund                                 10,410,948
First Trust Value Line(R) 100 Exchange-Traded Fund                 21,951,676


E. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                   LICENSOR
First Trust Dow Jones Select MicroCap Index(SM) Fund                   Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             Morningstar, Inc.
First Trust US IPO Index Fund                                          IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                The NASDAQ Stock Market, Inc.
First Trust NYSE Arca Biotechnology Index Fund                         NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                          Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund                              Deutsche Bank AG
First Trust Value Line(R) Equity Allocation Index Fund                 Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                          Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund             The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            The NASDAQ Stock Market, Inc. / Clean Edge, Inc.
First Trust S&P REIT Index Fund                                        Standard & Poor's / Citigroup
First Trust ISE Water Index Fund                                       International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                          International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                     International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund                     Value Line Publishing, Inc.(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund                    The NASDAQ Stock Market, Inc.

The respective agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                % of Average
                                                              Daily Net Assets
                                                              ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          0.30%
First Trust US IPO Index Fund                                       0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             0.40%
First Trust NYSE Arca Biotechnology Index Fund                      0.40%
First Trust Dow Jones Internet Index(SM) Fund                       0.40%
First Trust DB Strategic Value Index Fund                           0.50%
First Trust Value Line(R) Equity Allocation Index Fund              0.50%
First Trust Value Line(R) Dividend Index Fund                       0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund          0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         0.40%
First Trust S&P REIT Index Fund                                     0.30%
First Trust ISE Water Index Fund                                    0.40%
First Trust ISE-Revere Natural Gas Index Fund                       0.40%
First Trust ISE Chindia Index Fund                                  0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund                 0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeded the percentage of average daily net assets per year (the "Expense Cap") as shown below:

                                                                 Expense Cap
                                                                 -----------
First Trust Dow Jones Select MicroCap Index(SM) Fund                0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          0.45%
First Trust US IPO Index Fund                                       0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             0.60%
First Trust NYSE Arca Biotechnology Index Fund                      0.60%
First Trust Dow Jones Internet Index(SM) Fund                       0.60%
First Trust DB Strategic Value Index Fund                           0.65%
First Trust Value Line(R) Equity Allocation Index Fund              0.70%
First Trust Value Line(R) Dividend Index Fund                       0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund          0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         0.60%
First Trust S&P REIT Index Fund                                     0.50%
First Trust ISE Water Index Fund                                    0.60%
First Trust ISE-Revere Natural Gas Index Fund                       0.60%
First Trust ISE Chindia Index Fund                                  0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.70%
First Trust NASDAQ(R) ABA Community Bank Index Fund                 0.60%

Each Fund's Expense Cap will be in effect until the Expense Cap Termination Date of May 15, 2010 (except for First Trust NASDAQ(R) ABA Community Bank Index Fund which has an Expense Cap Termination Date of June 30, 2011). Expenses borne by the Advisor are subject to reimbursement by a Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception through June 30, 2009 were as follows:

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                                                                                                         Expenses Borne
                                                                                                           by Advisor
                                                                 Advisory Fee           Expense            Subject to
                                                                   Waivers          Reimbursements       Reimbursement
                                                                 ------------       --------------       --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund             $   30,411         $       --           $  310,420
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           53,271             33,668              475,656
First Trust US IPO Index Fund                                        16,046             29,629              307,671
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 27,757                 --              221,187
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              26,390                 --              178,229
First Trust NYSE Arca Biotechnology Index Fund                       57,540                 --              267,430
First Trust Dow Jones Internet Index(SM) Fund                        28,914                 --              205,335
First Trust DB Strategic Value Index Fund                            54,724                 --              350,969
First Trust Value Line(R) Equity Allocation Index Fund               13,089             11,910              186,779
First Trust Value Line(R) Dividend Index Fund                       121,593                 --              685,484
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           11,381             13,070              126,168
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          47,283                 --              208,977
First Trust S&P REIT Index Fund                                       5,550             57,483              283,528
First Trust ISE Water Index Fund                                     35,469                 --              140,716
First Trust ISE-Revere Natural Gas Index Fund                        51,852                 --              211,025
First Trust ISE Chindia Index Fund                                   51,070                 --              202,548
First Trust Value Line(R) 100 Exchange-Traded Fund                   73,563                 --              434,446
First Trust NASDAQ(R) ABA Community Bank Index Fund                      --                 --                   --

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. ("PNC") provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                      4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                              Purchases                Sales
                                                                          -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                      $      588,722         $       578,098
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    27,883,367              27,865,284
First Trust US IPO Index Fund                                                  1,173,123                 926,853
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                           2,843,319               2,840,559
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        2,150,033               2,150,594
First Trust NYSE Arca Biotechnology Index Fund                                14,748,200              15,389,284
First Trust Dow Jones Internet Index(SM) Fund                                  6,239,732               6,317,642
First Trust DB Strategic Value Index Fund                                     34,285,187              34,356,061
First Trust Value Line(R) Equity Allocation Index Fund                         4,996,686               5,000,729
First Trust Value Line(R) Dividend Index Fund                                 71,379,333              71,200,872
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       988,977                 986,730
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    5,260,796               5,315,022
First Trust S&P REIT Index Fund                                                  461,943                 371,398
First Trust ISE Water Index Fund                                               6,254,652               6,277,362
First Trust ISE-Revere Natural Gas Index Fund                                 25,978,770              25,393,041
First Trust ISE Chindia Index Fund                                            10,232,223              10,117,355
First Trust Value Line(R) 100 Exchange-Traded Fund                            72,873,733              73,086,412
First Trust NASDAQ(R) ABA Community Bank Index Fund                                  --                       --

For the period ended June 30, 2009 the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                              Purchases                Sales
                                                                           -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       $     716,156          $           --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                     1,784,119                 772,821
First Trust US IPO Index Fund                                                  2,308,331               3,023,870
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                           4,486,669                      --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        7,651,460                      --
First Trust NYSE Arca Biotechnology Index Fund                                 2,947,584               5,786,223
First Trust Dow Jones Internet Index(SM) Fund                                 14,693,834               2,819,661
First Trust DB Strategic Value Index Fund                                     16,827,518              18,436,903
First Trust Value Line(R) Equity Allocation Index Fund                           583,776               1,225,029
First Trust Value Line(R) Dividend Index Fund                                 11,681,806               1,687,397
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       720,529               2,417,693
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    9,176,019               1,399,527
First Trust S&P REIT Index Fund                                                2,385,394               1,932,152
First Trust ISE Water Index Fund                                               4,396,473               3,971,704
First Trust ISE-Revere Natural Gas Index Fund                                 52,801,731               6,327,240
First Trust ISE Chindia Index Fund                                            17,690,484               1,115,530
First Trust Value Line(R) 100 Exchange-Traded Fund                               452,026               9,706,176
First Trust NASDAQ(R) ABA Community Bank Index Fund                            1,998,240                      --


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                    Number of Securities         Creation
                     in a Creation Unit       Transaction Fee
                    --------------------      ---------------
                            1-100                  $500
                          101-200                $1,000
                          201-300                $1,500
                          301-400                $2,000
                          401-500                $2,500
                          501-600                $3,000
                          601-700                $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                    Number of Securities        Redemption
                     in a Creation Unit       Transaction Fee
                    --------------------      ---------------
                            1-100                  $500
                          101-200                $1,000
                          201-300                $1,500
                          301-400                $2,000
                          401-500                $2,500
                          501-600                $3,000
                          601-700                $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2010 (except for First Trust NASDAQ(R) ABA Community Bank Index Fund which will not pay 12b-1 fees any time before June 30, 2011).


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through August 21, 2009, the date the financial statements were issued, and has determined that there were subsequent events as follows:

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND - CHANGE IN UNDERLYING INDEX NAME AND FUND NAME

Effective June 15, 2009, the name of the Fund's underlying index was changed from the "Amex(R) Biotechnology Index(SM) to the "NYSE Arca Biotechnology Index(SM)." Accordingly on July 1, 2009, the Board of Trustees changed the Fund's investment objective to: "The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM)." In addition, effective July 1, 2009, the Board of Trustees changed the name of the Fund to "First Trust NYSE Arca Biotechnology Index Fund."

The changes to the Fund name and the underlying Index name had no effect on the investment strategies or risks of the Fund or the Index construction or methodology. The ticker symbol and CUSIP number remain the same.



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                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2009 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF ADVISORY CONTRACT

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following seventeen series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust Value Line(R) 100 Exchange-Traded Fund
    First Trust Value Line(R) Dividend Index Fund
    First Trust Dow Jones Select MicroCap Index(SM) Fund
    First Trust Morningstar Dividend Leaders Index Fund
    First Trust US IPO Index Fund
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund
    First Trust NYSE Arca Biotechnology Index Fund (then known as First Trust
      Amex(R) Biotechnology Index Fund)
    First Trust Dow Jones Internet Index(SM) Fund
    First Trust DB Strategic Value Index Fund
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
    First Trust Value Line(R) Equity Allocation Index(SM) Fund
    First Trust ISE Chindia Index Fund
    First Trust ISE Water Index Fund
    First Trust ISE-Revere Natural Gas Index Fund
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
    First Trust S&P REIT Index Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2010, for each Fund at a meeting held on March 1-2, 2009. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2008. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through May 15, 2010. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and (ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that, similar to almost all other funds, each Fund's performance was impacted by the severe market downturn in 2008, and the volatility in the market also affected the Funds' premium/discount. The Board noted that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as each Fund's assets grow. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to ETF products for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board, noting that the Advisor incurred a loss in 2008. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


BOARD CONSIDERATIONS REGARDING APPROVAL OF ADVISORY CONTRACT FOR FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for the First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") for an initial two-year term at a meeting held on May 11, 2009. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other First Trust clients; estimated expenses of the Fund as compared to those of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall-out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided under the Agreement, and noted that First Trust employees provide management services to other series of the Trust and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but the Board did consider the one-, three-, and five-year performance of the applicable index. The Board concluded it was comfortable that First Trust had the capabilities and resources to oversee the operations of the Fund, including the services to be provided by other service providers.

The Trustees also reviewed information showing the advisory fee and estimated expense ratio of the Fund as compared to those of a peer group. They noted that the peer group for the Fund consisted solely of two other exchange-traded funds ("ETFs"), both of which pay a unitary fee. The Board noted the small number of funds in the peer group and considered certain other limitations in the comparability of the funds in the peer group. The Board noted the services to be provided by First Trust for the annual advisory fee of 0.40% of the Fund's average daily net assets and compared the proposed advisory fee for the Fund to the advisory fees paid by the peer funds. The Board also considered that First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expense, brokerage commissions, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets for two years. The Trustees noted that expenses borne by First Trust are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by First Trust to funds with investment objectives and policies similar to the Fund's, noting that those fees generally were the same as the fee to be charged to the Fund, and for those funds for which First Trust serves as sub-advisor, for which the annual fee usually was 0.35% of average daily net assets, the Board noted First Trust's statement that the services provided to these funds (which are not ETFs) may not be comparable to those to be provided to the Fund. In light of nature, extent and quality of services to be provided under the Agreement, and in light of First Trust's agreement to waive fees and/or pay Fund expenses for at least two years, the Board determined that the investment advisory fee for the Fund was fair and reasonable.

Finally, the Board noted First Trust's commitment to attempt to analyze whether economies of scale can be realized as Fund assets increase and operations experience is accumulated, and noted that First Trust expected to continue to make investments in infrastructure and personnel. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust, but had agreed to cap the Fund's expenses for two years and did not anticipate making a profit in the near term. The Board considered that First Trust had identified as a fall-out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund or other funds of the Trust, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


 After discussion, the Board of Trustees, including the Independent
Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Trustees concluded that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.




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                        FIRST TRUST EXCHANGE-TRADED FUND
                            JUNE 30, 2009 (UNAUDITED)


                             LICENSING INFORMATION

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

IPOX is a trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge") respectively. NASDAQ(R) and Clean Edge are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The NYSE Arca Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust Advisors L.P. or the First Trust DB Strategic Value Index Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

"Value Line(R)", "Value Line(R) Equity Allocation Index", "Value Line(R) Dividend Index" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index, the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index, are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill") and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by McGraw-Hill or Citigroup Global Markets and its affiliates ("Citigroup"), and neither McGraw-Hill nor Citigroup make any representation, warranty or condition regarding the advisability of investing in the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the ISE-Revere Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.


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RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT
OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT 1-800-621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

RISK CONSIDERATIONS:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and may be long-lasting and may have a substantial impact on the value of each Fund.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in stocks of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than more diversified funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.


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The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust NYSE Arca Biotechnology Index Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in small-cap companies and are subject to additional risks, as the share prices of small-cap companies may be less liquid and are often more volatile than those of larger companies.

The First Trust Dow Jones Internet Index(SM) Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust DB Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition,


                                                                       Page 119


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RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
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they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust NYSE Arca Biotechnology Index Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Value Line(R) Equity Allocation Index Fund, the First Trust Value Line(R) Dividend Index Fund, the First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, the First Trust US IPO Index Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Chindia Index Fund and the First Trust S&P REIT Index Fund may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Water Index Fund and the First Trust Value Line(R) 100 Exchange-Traded Fund, involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.

       NOT FDIC INSURED       NOT BANK GUARANTEED       MAY LOSE VALUE

[LOGO OMMITTED]      FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



                              [INSIDE BACK COVER]

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM  12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded Fund

By (Signature and Title)*    /s/ James A. Bowen
                             ---------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date:    August 24, 2009



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             ---------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date:    August 24, 2009



By (Signature and Title)*    /s/ Mark R. Bradley
                             ---------------------------
                             Mark R. Bradley, Treasurer, Controller, Chief
                             Financial Officer and Chief Accounting Officer
                             (principal financial officer)

Date:    August 24, 2009





* Print the name and title of each signing officer under his or her signature.